Exhibit 10.70

FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT

THIS FIRST AMENDMENT PURCHASE AND SALE CONTRACT (“Amendment”) is entered into as of the 31st day of March, 2009 (the “Effective Date”) by and between Chesapeake Land Development Company, L.L.C., an Oklahoma limited liability company (“Seller”), and Apple Nine Ventures, Inc., a Virginia corporation (“Purchaser”).

RECITALS

A. Seller and Purchaser entered into that certain Purchase and Sale Contract (the “Contract”), dated as of January 21, 2009, whereby Seller agreed to sell and Purchaser agreed to purchase, the Land (as defined in the Contract), subject to the terms thereof.

B. Seller and Purchaser desire to amend certain terms of the Contract.

C. Capitalized terms used, but not otherwise defined herein, shall have the meaning ascribed to them in the Contract.

AGREEMENT

In consideration of the mutual covenants set forth in this Amendment and for other valuable consideration, which the parties acknowledge receiving, Seller and Purchaser agree as follows:

1. Exhibit “A” of the Contract is hereby deleted in its entirety and replaced with Exhibit “A-1” attached hereto and made a part hereof.

2. Notwithstanding Section 1(b) of the Contract to the contrary, the acreage of each individual Site shall be as set forth on Exhibit A-1.

3. Section 3(e) of the Contract is hereby deleted in its entirety and replaced with the following:

“(e) If Purchaser timely gives notice of Objections to Seller, then Seller, without obligation to spend any money or to bring suit to cure the Objections, may cure the Objections and/or commit in writing to cure one or more of the Objections by providing written notice of such election to Purchaser on or before the expiration of the Feasibility Period (the “Cure Period”). If Seller does not either cure the Objections or commit in writing to cure the Objections by providing written notice of such commitment to Purchaser prior to the expiration of the Cure Period, then, except for the Post Closing Cure Obligations (defined below), Seller will be deemed to have elected not to cure such Objections and Purchaser, as its sole and exclusive remedy, is entitled either:

(1) To terminate this Contract by written notice to Seller and Title Company at any time prior to the expiration of the Feasibility Period. Upon termination, Purchaser will be entitled to the return of the Earnest Money, and neither Seller nor Purchaser thereafter shall have any further right or obligation under this Contract unless expressly provided otherwise in this Contract; or

(2) To waive the Objections that remain uncured as of the expiration of the Feasibility Period and consummate the purchase of the Property subject to the uncured Objections, which will be deemed to be Permitted Encumbrances. In such event, none of Purchaser’s obligations under this Contract will change, nor will the Purchase Price be reduced on account of the uncured Objections; or

(3) To delete the Site(s) affected by such uncured Objections from inclusion as part of the Land by providing written notice to Seller at any time prior to the expiration of the Feasibility Period (provided that in no event shall the number of Sites included as part of the Land be less than 104).

If Purchaser does not send a written notice of termination prior to the expiration of the Feasibility Period, except for the Post Closing Cure Obligations, it will be deemed to have waived the Objections that remain uncured as of the expiration of the Feasibility Period, which will be deemed to be Permitted Encumbrances.”

4. Section 3(f) of the Contract is hereby deleted in its entirety and replaced with the following:

“(f) In the event that an updated Title Commitment or Survey issued after the expiration of the Feasibility Period but before the Preliminary Closing reveals new title exceptions or Encumbrances that were not disclosed on a Title Commitment or Survey issued prior to the expiration of the Feasibility Period, Purchaser shall have the right to send written Objections to such matters (“Additional Objections”) to Seller within five (5) days after Purchaser’s receipt of such updated Title Commitment or updated Survey (but in any event before the

Preliminary Closing). If Purchaser does not timely give notice of Additional Objections, except for the Category 1 Post Closing Cure Obligations, Purchaser will be deemed to have waived all Additional Objections and all new matters shown on the updated Title Commitment and/or updated Survey will be deemed Permitted Encumbrances. Upon receipt of Purchaser’s written notice of any Additional Objections, Seller, without obligation to spend any money or to bring suit to cure the Additional Objections, may elect to cure such Additional Objections prior to the Preliminary Closing. If Seller does not either cure the Additional Objections prior to the Preliminary Closing or deliver a written notice to Purchaser prior to the Preliminary Closing deleting the Site(s) affected by the Additional Objections from inclusion within the Property, then except for the Category 1 Post Closing Cure Obligations, Seller will be deemed to have elected not to cure such Additional Objections and Purchaser, as its sole and exclusive remedy, is entitled either:

(1) To terminate this Contract by written notice to Seller and Title Company at any time before the Preliminary Closing Date. Upon termination, Purchaser will be entitled to the return of the Earnest Money, and neither Seller nor Purchaser thereafter shall have any further right or obligation under this Contract unless expressly provided otherwise in this Contract; or

(2) To waive the Additional Objections that remain uncured as of the Preliminary Closing Date and consummate the purchase of the Property subject to the uncured Additional Objections, which will be deemed to be Permitted Encumbrances. In such event, none of Purchaser’s obligations under this Contract will change, nor will the Purchase Price be reduced on account of the uncured Objections; or

(3) To delete the Site(s) affected by such uncured Objections from inclusion as part of the Land by providing written notice to Seller at any time prior to the Preliminary Closing (provided that in no event shall the number of Sites included as part of the Land be less than 104).

If Purchaser does not send a written notice of termination prior to the Preliminary Closing, except for the Category 1 Post Closing Cure Obligations, Purchaser will be deemed to have waived the Additional Objections that remain uncured as of the Preliminary Closing Date, which will be deemed to be Permitted Encumbrances.”

5. Seller and Purchaser hereby acknowledge that they have agreed in writing on all of the Contingency Issues described in Section 4(c)(1) of the Contract prior to the expiration of the Feasibility Period.

6. Section 4(c)(1)(A)(ii) of the Contract is hereby deleted in its entirety and replaced with the following:

“(ii) Rent for the Permanent Lease shall commence on the earlier of the Outside Final Closing Deadline or the first Actual Final Closing Date for a Site covered by such Permanent Lease (the “Permanent Lease Rent Commencement Date”); provided, however, that Tenant shall pay rent pursuant to each Interim Sublease commencing at the Preliminary Closing until the Rent Commencement Date of the Permanent Lease for such Site; and provided further that rent for the partial month in which Preliminary Closing occurs (if the Preliminary Closing occurs on any day other than the first day of a calendar month) shall be prepaid by Tenant at the Preliminary Closing.”

7. Section 6(b)(1)(A) of the Contract is hereby deleted in its entirety and replaced with the following:

“(A) One or more special warranty deed(s) using the Preliminary Legal Description of each Site (each a “Preliminary Deed” and collectively, the “Preliminary Deeds”), each in the form of Exhibit “B” attached hereto, executed and acknowledged by Seller, conveying to Purchaser title to the Property, subject to the Permitted Encumbrances other than the Category 1 Post Closing Cure Obligations.”

8. Section 6(b)(1)(H) of the Contract is hereby deleted in its entirety and replaced with the following:

“(H) Cause the Tenant to deliver to the Title Company immediately available funds via wire transfer in an amount equal to the total rent for the partial month in which the Preliminary Closing occurs (if the Preliminary Closing occurs on any day other than the first day of a calendar month) under the Sublease (collectively, the “Prepaid Rent”).”

9. The following is hereby inserted as a new Section 6(b)(1)(N) of the Contract:

“(N) For those Sites to which access is contemplated to be provided via an access easement, an Access Easement Agreements using the Preliminary Legal Description for each Site and the associated access easement, as applicable (each an “Access Easement”) in recordable form reasonably acceptable to Seller and Purchaser, conveying to Purchaser an access easement. Notwithstanding anything to the contrary herein, the leased premises pursuant to the Permanent Lease, the Interim Master Lease and the Interim Sublease shall include the easement estate created by the Access Easements.”

10. The following is hereby inserted as a new Section 6(b)(2)(J) of the Contract:

“(J) Access Easement Agreements for all Sites to which access is contemplated to be provided via an access easement.”

11. The next-to-last sentence of Section 6(b)(4) is hereby deleted and replaced with the following:

“Seller shall be responsible for the basic title insurance premium for the Owner Policies, up to a maximum amount of $273,332.00. Purchaser shall be responsible for the basic title insurance premium for the Owner Policies in excess of $273,332.00 (and, if issued, the Leasehold Policies), as well as any endorsements, modifications or additional coverage requested by Purchaser.”

12. Section 6(d)(12) of the Contract is hereby deleted in its entirety and replaced with the following:

“(12) Hold the following documents in escrow until the Final Closing has occurred for each of the various Sites (on a Site-by-Site basis), except as otherwise specifically provided herein or in a writing signed by both Seller and Purchaser: the Permanent Lease, the Memorandum of Permanent Lease, the Preliminary Deeds, the Access Easements, the Partial Terminations of Master Leases and the Partial Terminations of Subleases.”

13. The following provisions are inserted at the end of Section 6 of the Contract:

“(f) The items listed on Exhibit “C” attached hereto are collectively referred to herein as the “Category 1 Post Closing Cure Obligations”. The items listed on Exhibit “D” attached hereto are collectively referred to as the “Category 2 Post Closing Cure Obligations”. The Category 1 Post Closing Cure Obligations and the Category 2 Post Closing Cure Obligations are collectively referred to as the “Post Closing Cure Obligations”.

(g) Seller shall complete the Category 1 Post Closing Cure Obligations applicable to each Site prior to the earlier of (i) the Outside Final Closing Deadline or (ii) Seller’s delivery of a Platting Completion Notice related to such Site (the “Post Closing Cure Deadline”). If Seller fails to fully complete the Category 1 Post Closing Cure Obligations applicable to any Site prior to the Post Closing Cure Deadline, then Purchaser, as its sole and exclusive remedy, is entitled either:

(1) To cause such Site to be deemed a Deleted Site pursuant to Section 7(f) below by providing written notice of such election (“Purchaser’s Deletion Notice”) to Seller within thirty (30) days after the Post Closing Cure Deadline for such Site, in which event such Deleted Site shall count as one of the 12 Sites permitted to be deleted from the sale and such Site will be deleted from the sale as provided therein; or

(2) To waive Seller’s failure to complete such Category 1 Post Closing Cure Obligation, in which event such Site shall not be deemed a Deleted Site and the Final Closing shall proceed with regard to such Site as otherwise provided herein. NOTWITHSTANDING ANYTHING TO THE CONTRARY, IF FINAL CLOSING OCCURS WITH REGARD TO ANY SITE, SELLER SHALL CONTINUE TO INDEMNIFY AND DEFEND PURCHASER FROM ALL EXPENSES, CLAIMS OR DAMAGES INCURRED BY PURCHASER RELATED TO ANY UNCURED CATEGORY 1 POST CLOSING CURE OBLIGATIONS, WHICH INDEMNIFICATION OBLIGATION SHALL SURVIVE THE PRELIMINARY CLOSING AND THE FINAL CLOSINGS.

If Purchaser does not send a Purchaser’s Deletion Notice within thirty (30) days after the applicable Post Closing Cure Deadline for a Site, Purchaser will be deemed to have waived the Category 1 Post Closing Cure Obligations applicable to such Site, which will be deemed Permitted Encumbrances.

(h) Additionally, Seller, without obligation to spend any money or to bring suit in connection therewith, shall use commercially reasonable efforts to complete the Category 2 Post Closing Cure Obligations applicable to each Site prior to the Post Closing Cure Deadline for such Site; provided, however, that if Seller fails to fully complete the Category 2 Post Closing Cure Obligations applicable to any Site prior to the Post Closing Cure Deadline for such Site, then it will not be a default under this Contract, Final Closing shall proceed for such Site, and such issues shall be deemed Permitted Encumbrances.”

14. The following is hereby inserted at the end of Section 7(a)(2) of the Contract:

“Replace the Preliminary Legal Descriptions for each Site and related access easement attached to the Access Easements with the respective Updated Legal Descriptions for each Site and related access easement. After each Access Easement has been revised pursuant to this Section 7(a)(2), it shall be deemed an “Updated Access Easement”.”

15. Section 7(a)(3) of the Contract is hereby deleted in its entirety and replaced with the following:

“(3) As soon as practicable after the Title Company receives a Platting Completion Notice, and prepares all of the applicable Updated Title Commitment(s), all of the Updated Deed(s), and all of the Updated Access Easement(s), the Title Company shall deliver written notice of such to Seller and Purchaser (the “Final Closing Notice”). The Final Closing Notice shall include copies of all of the applicable Updated Title Commitment(s), Updated Deed(s) and Updated Access Easement(s).”

16. The first sentence of Section 7(c) of the Contract is hereby deleted and replaced with the following:

“Upon receipt of a Final Closing Notice, Seller and Purchaser shall have a period of five (5) business days (the “Objection Period”) in which to deliver a written objection notice (an “Objection Notice”) to the other party and the Title Company; provided that Seller or Purchaser may only deliver an Objection Notice if either (i) the Final Closing Condition for the applicable Site(s) has not been satisfied or (ii) such party reasonably believes that there is a mistake in the Updated Commitment(s), Updated Deed(s) or Updated Access Easement(s) for the applicable Site(s); and provided further that neither party may deliver an Objection Notice based on the inclusion of any Permitted Encumbrance or New Permitted Encumbrance (defined below) on the Updated Title Commitment(s) or Updated Deed(s) for the applicable Site(s). “

17. Section 7(c)(2) of the Contract is hereby deleted in its entirety and replaced with the following:

“(2) The Title Company shall date each of the applicable Updated Deed(s) and Updated Access Easement(s) to be effective as of the Actual Final Closing Date for such Site(s) and record such Updated Deeds and Updated Access Easement(s) in the Real Property Records of the proper County in which the respective Site(s) are located.”

18. The last sentence of Section 7(d) of the Contract is hereby deleted and replaced with the following:

“If an Objection Notice for any Site is based on a mistake in the Updated Title Commitment, Updated Deed or Updated Access Easement for such Site, Seller and Purchaser hereby agree to work with the Title Company to correct such mistake and to authorize the Title Company to proceed with the Final Closing Actions for such Site promptly after the mistake is corrected.”

19. The first sentence of Section 7(f) of the Contract is hereby deleted and replaced with the following:

“Notwithstanding anything to the contrary, in the event that Seller reasonably determines that, despite Seller’s commercially reasonable best efforts, it will not be able to either complete any Category 1 Post Closing Cure Obligation or obtain an approved Plat or otherwise satisfy the Final Closing Condition for one or more Site(s) prior to the Outside Final Closing Deadline, then Seller may elect to delete such Site(s) (each a “Deleted Site” and collectively, the “Deleted Sites”) from the sale by taking the following actions on or before the Outside Final Closing Deadline: (i) providing a written notice (“Deletion Notice”) to Purchaser and the Title Company, which Deletion Notice shall include a detailed description of the reason that Seller was not able to satisfy the Final Closing Condition for such Site(s), and (ii) delivering to the Title Company an amount equal to the product of the number of deleted Sites covered by such Deletion Notice, multiplied by $1,302,857.14 (the “Deletion Repayment”).”

20. Section 7(f)(3) of the Contract is hereby deleted in its entirety and replaced with the following:

“(3) Do not record, but rather, release the applicable Preliminary Deed and Access Easement, back to Seller so that Seller can destroy same, and do not include such Deleted Site(s) in Exhibit “A” to the Permanent Lease.”

21. Section 7(h)(3) of the Contract is hereby deleted in its entirety and replaced with the following:

“(3) The Title Company shall date the applicable Preliminary Deed and Access Easement to be effective as of the Outside Final Closing Deadline for such Site and record such Preliminary Deed and Access Easement in the Real Property Records of the proper County in which the Site is located.”

22. Section 7(h)(10) of the Contract is hereby deleted in its entirety and replaced with the following:

“(10) SELLER SHALL BE SOLELY LIABLE FOR ANY VIOLATIONS OF STATE LAW OR LOCAL ORDINANCES RELATED TO THE CONVEYANCE OF SUCH SITE PRIOR TO PLATTING, AND SHALL INDEMNIFY PURCHASER FOR ANY CLAIMS OR DAMAGES RELATED THERETO.”

23. The second sentence of Section 8(c) is hereby deleted and replaced with the following:

“Notwithstanding anything to the contrary, between the Preliminary Closing and the Final Closing of each Site, Seller shall have the right to revise the orientation, size and exact legal description of any Site or its related access easement if necessary in connection with Platting or to ensure that such Site is permittable as a drill site by delivering written notice to Purchaser and the Title Company, and to take any Approved Actions with regard to such Site or its related access easement (including, without limitation, the right to execute, as the sole record title holder and owner of such Site, any Plats or any documents (excluding documents creating liens or monetary obligations) related to an Approved Action), and all resulting Encumbrances to a Site or the related access easement shall be deemed “New Permitted Encumbrances”.”

24. The Contract is hereby amended to reflect that Exhibits “C” and “D” attached to this First Amendment shall be deemed to be Exhibits “C” and “D” to the Contract for all purposes.

25. Except as amended hereby, the Contract remains unmodified and in full force and effect.

26. This Amendment may be executed in two or more separate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signatures on counterparts of this Amendment that are transmitted by fax or by electronic mail shall be deemed effective for all purposes.

[signatures on following page]

EXECUTED to be effective as of the Effective Date.

SELLER

Chesapeake Land Development Company, L.L.C.,
an Oklahoma limited liability company

By:	/s/ Henry J. Hood
Henry J. Hood, Senior Vice President –
Land & Legal and General Counsel

PURCHASER

Apple Nine Ventures, Inc.,
a Virginia corporation

By:	/s/ David McKenney
Name:	David McKenney
Title:	Vice President

EXHIBIT “A-1”

DESCRIPTION OF THE LEASED PREMISES

[following pages]

SITE 3

BEING a tract of land situated in the E. Rowland Survey, Abstract Number 1313, in the City of Grand Prairie, Tarrant County, Texas, and being all of Lot 1, Block A of Traders Village Addition, an Addition to the City of Grand Prairie, Texas, according to the Map or Plat thereof recorded in Clerk’s Instrument No. D210016996, and being part of a called 8.998 acre tract of land described in deed to Chesapeake Exploration, LLC, dated December 1, 2008, recorded under Instrument Number D208441237 of the Official Public Records of Tarrant County, Texas, said 8.998 acre tract of land being a part of a called 47.477 acre tract of land described in deed to Traders Village, Ltd., recorded in Volume 11553, Page 1322 of the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with “KHA” cap set for the northeast corner of said Lot 1 and a northwest corner of Lot 2, Block A of said Traders Village Addition, same also being in the southerly right-of-way line of Mayfield Road (a variable width public right-of-way);

THENCE South 00°10’36” East, leaving the southerly right-of-way line of said Mayfield Road and along the common line of said Lots 1 and 2, a distance of 449.63 feet to a 5/8-inch iron rod with “KHA” cap set for the southeast corner of said Lot 1;

THENCE South 89°49’24” West, continuing along the common line of said Lots 1 and 2, a distance of 290.00 feet to a 5/8-inch iron rod with “KHA” cap set for the southwest corner of said Lot 1;

THENCE North 00°10’36” West, continuing along the common line of said Lots 1 and 2, a distance of 449.63 feet to a 5/8-inch iron rod with “KHA” cap set for the northwest corner of said Lot 1, same being on the southerly right-of-way line of said Mayfield Road;

THENCE North 89°49’24” East, along the northerly line of said Lot 1 and the southerly right-of-way line of said Mayfield Road, a distance of 290.00 feet to the POINT OF BEGINNING and containing 2.993 acres (130,394 square feet) of land, more or less.

SITE 4

BEING a tract of land situated in the J. R. Wallace Survey, Abstract No. 1699, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Lot 1, Block 1, Menasco Manufacturing Company Addition, an addition to City of Fort Worth, Tarrant County, Texas according to the plat thereof recorded In Volume 388-133, Page 93, Plat Records, Tarrant County, Texas, and also being a portion of a called 6.813 acre tract deeded to Chesapeake Exploration, LLC, recorded in Instrument Number D208430030, Deed Records, Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for the northwest corner of said 6.813 acre tract, same being on the west line of said Lot 1, Block 1 and the east right of way line of State Highway No. 157 (a called variable width public right of way);

THENCE, North 88° 51’ 34” East, leaving the east right-of-way line of said State Highway No. 157, along the north line of said 6.813 acre tract and across said Lot 1, Block 1, a distance of 312.80 feet to a 5/8-inch iron rod with cap to be set for the POINT OF BEGINNING;

THENCE, North 88° 51’ 34” East, continuing along the north line of said 6.813 acre tract, a distance of 369.00 feet to a cut “+” in concrete found for the northeast corner of said 6.813 acre tract;

THENCE, South 01° 08’ 26” East, along the east line of said 6.813 acre tract, a distance of 223.62 feet to a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for corner;

THENCE, South 37° 53’ 31” West, along the southeasterly line of said 6.813 acre tract, a distance of 317.52 feet to a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for corner;

THENCE, South 88° 53’ 26” West, along the south line of said 6.813 acre tract, a distance of 169.04 feet to a 5/8-inch iron rod with cap to be set for corner;

THENCE, North 01° 08’ 26” West, departing the south line of said 6.813 acre tract, a distance 470.18 feet to the POINT OF BEGINNING, containing 3.417 acres (148,861 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025958 in the Real Property Records of Tarrant County, Texas.

SITE 5

BEING a tract of land out of the David Strickland Abstract No. 1376, City of Kennedale, Tarrant County, Texas, and being all of Lot 2, Block A of George Case Addition, an Addition to the City of Kennedale, Texas, according to the Map or Plat thereof recorded in Instrument No.D210023898, and being part of a called 6.186 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C., recorded in Instrument No. D208398608, all of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set for the southwest corner of said Lot 2, same being on the east line of a tract of land described in deed to Charles H. McClure and Jerry McClure recorded in Volume 6725, Page 531, Deed Records of Tarrant County, Texas;

THENCE along the west line of said Lot 2 and the east line of said McClure tract, North 00°17’48” East, a distance of 263.00 feet to a 5/8” iron rod with “KHA” cap set for most westerly, northwest corner of said Lot 2, same being the southwest corner of Lot 1, Block A of said George Case Addition;

THENCE along the common line of said Lots 1 and 2, South 89°42’10” East, a distance of 117.66 feet to a 5/8” iron rod with “KHA” cap set for the southeast corner of said Lot 1;

THENCE continuing along the common line of said Lots 1 and 2, North 00°17’50” East, a distance of 185.37 feet to a 5/8” iron rod with “KHA” cap set for north common corner of said Lots 1 and 2, same being on the south right-of-way line of Bolen Road (a 50’ wide right-of-way);

THENCE along the north line of said Lot 2 and the south right-of-way line of said Bolen Road, South 89°56’43” East, a distance of 190.34 feet to a 5/8-inch iron rod found for a corner;

THENCE continuing along the north line of said Lot 2 and the south right-of-way line of said Bolen Road, South 89°54’28” East, a distance of 29.92 feet to a 5/8” iron rod with “KHA” cap set for the northeast corner of said Lot 2, same being the most northerly, northwest corner of Lot 3, Block A of said George Case Addition;

THENCE departing the south right-of-way line of said Bolen Road and along the common line of said Lots 2 and 3, South 00°17’50” West, a distance of 449.30 feet to a 5/8” iron rod with “KHA” cap set for south common corner of said Lots 2 and 3;

THENCE continuing along the common line of said Lots 2 and 3, North 89°42’10” West, a distance of 337.92 feet to the POINT OF BEGINNING and containing 2.980 acres or 129,803 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 6

BEING a tract of land situated in the Edmund McDavid King Survey, Abstract Number 892, in the City of North Richland Hills, Tarrant County, Texas, being a portion of a called 7.559 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C., as recorded in County Clerk’s Instrument No. D208398609 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.) and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found at the intersection of the southeast right-of-way line of Iron Horse Boulevard (a called 80-foot wide public right-of-way) and the southwest right-of-way line of Browning Drive (a called 60-foot wide public right-of way) for the most northerly corner of said property;

THENCE South 84°11’20” East, with the southwest right-of-way line of Browning Drive, a distance of 21.40 feet to a 5/8-inch iron rod found with plastic cap stamped “Dunaway Assoc, LP”;

THENCE South 39°41’09” East, continuing with the southwest right-of-way line of said Browning Drive, a distance of 15.56 feet to a 1/2-inch iron rod found for the beginning of a curve to the left;

THENCE with said curve to the left, through a central angle of 36°53’37”, having a radius of 429.63 feet, and a chord bearing and distance of South 58°07’19” East, 271.89 feet, an arc length of 276.65 feet to a 1/2-inch iron rod found with a plastic cap stamped “PRECISE LAND SURV.” for the northwest corner of a tract of land described in Warranty Deed to Drum Property Company, LTD., recorded in Volume 15726, Page 462, D.R.T.C.T.;

THENCE South 00°15’11” West, departing the southwest right-of-way line of said Browning Drive, with the west line of said Drum Property Company, LTD., tract, a distance of 312.89 feet to a 1/2-inch iron rod found with plastic cap stamped “PRECISE LAND SURV.” in the north line of Lot 3, Block 3 of TAPP ADDITION, an addition to the City of North Richland Hills, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-179, Page 30 of the Plat Records of Tarrant County, Texas for the southwest corner of said Drum Property Company, LTD., tract;

THENCE North 89°45’10” West, with the north line of said Lot 3, Block 3, at a distance of 339.21 feet passing the northwest corner of said Lot 3, Block 3, and across said 7.559 acre tract, in all a distance of 419.00 feet to a 5/8-inch iron rod to be set with plastic cap stamped “KHA” for corner;

THENCE North 00°15’11” East, continuing across said 7.559 acre tract, a distance of 343.22 feet to a 5/8-inch iron rod set with plastic cap stamped “KHA” in the southeast right-of-way line of said Iron Horse Boulevard;

THENCE North 51°17’54” East, with the southeast right-of-way line of said Iron Horse Boulevard, a distance of 200.86 feet to the POINT OF BEGINNING, and containing 3.742 acres (162,981 square feet) of land, more or less.

SITE 7

BEING a tract of land situated in the WM. D. Lacy Survey, Abstract Number 929, City of Arlington, Tarrant County, Texas, and being portion of called 54.815 acre tract of land, conveyed to Chesapeake Land Company, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D206272197, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.) and being more particularly described as follows:

COMMENCING at a 3” pipe found at the southeast corner of said 54.815 tract, and having a common northeastern corner of a called 38.378 acre tract of land, conveyed to JSCP Partners, L.P., as evidenced in a deed recorded in Volume 14665, Page 120, D.R.T.C.T.;

THENCE, North 88°38’27” West, along the common line of said 54.815 acre tract and 38.378 acre tract, a distance of 446.17 feet to a point;

THENCE, North 00°51’40” West, departing the common line of said 54.815 acre tract and 38.378 acre tract, across said 54.815 acre tract, a distance of 53.83 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner and for the POINT OF BEGINNING;

THENCE, continuing across said 54.815 acre tract, the following courses and distances, to wit:

—North 00°51’40” West, a distance of 551.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;

—North 89°08’20” East, a distance of 401.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;

—South 00°51’40” East, a distance of 551.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;

—South 89°08’20” West, a distance of 401.00 feet to the POINT OF BEGINNING and containing 5.072 acres (220,951 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025959 in the Real Property Records of Tarrant County, Texas.

SITE 8

BEING a tract of land situated in the John Balch Survey Abstract Number 83, in the City of Arlington, Tarrant County, Texas and being part of a called 9.02 acre tract of land described in deed to Chesapeake Exploration, LLC, as recorded in Instrument Number D208421435, of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the southwest corner of said 9.02 acre tract, same being the northwest corner of a 2.3093 acre tract of land described in a deed to Harwood 360 Corporation, as recorded in Volume 11532, Page 2179, of the Deed Records of Tarrant County, Texas and being in the east line of a 7.15 acre tract of land described in a deed to Harwood 360 Holdings, Ltd, as recorded in Instrument Number D206193888, of the Deed Records of Tarrant County, Texas;

THENCE North 00° 05’ 35” West, along the west line of said 9.02 acre tract and the east line of said 7.15 acre tract, a distance of 410.00 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner;

THENCE South 89° 31’ 46” East, departing the west line of said 9.02 acre tract and the east line of said 7.15 acre tract, a distance of 366.00 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner;

THENCE South 00° 05’ 35” East, a distance of 341.75 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner in the westerly right-of-way line of State Highway 360, a called variable width public right of way, said corner being the beginning of a non-tangent curve to the left, having a central angle of 04°50’ 42”, a radius of 984.93 feet, and a chord bearing and distance of South 35°25’33” West, 83.26 feet;

THENCE Southwesterly, with said curve to the left, along the westerly right-of-way line of said State Highway 360, a arc length of 83.29 feet to a 1/2 inch iron rod found for the southeast corner of said 9.02 acre tract, same being the northeast corner of a called 2.3093 acre tract;

THENCE North 89° 31’ 46” West, along the south line of said 9.02 acre tract and the north line of said 2.3093 acre tract, a distance of 317.62 feet to the POINT OF BEGINNING containing 3.406 acres or 148,353 square feet of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025960 in the Real Property Records of Tarrant County, Texas.

SITE 9

BEING a tract of land situated in the G. B. Stanley Survey, Abstract Number 1378, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 18.91 acre tract of land, conveyed to Chesapeake Exploration, LP, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D207180455, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1-inch pin found in the easterly line of the Texas and Pacific Railroad and in the northerly line of the St. Louis and Southwestern Railroad;

THENCE North 35°00’04” East, along the common line of said 18.91 acre tract and said Texas and Pacific Railroad, at a distance of 1308.15 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89°20’13” East, departing the said common line, a distance of 347.09 feet to a 5/8 inch set iron rod with cap stamped “KHA” in the west line of Converge, LLC tract, recorded in County Clerk’s Instrument No. D207432927, D.R.T.C.T. for corner;

THENCE South 00°39’47” East, along the common line of said 18.91 acre tract and said Converge tract, a distance of 531.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” in the northerly line of the St. Louis and Pacific Railroad for corner;

THENCE South 63°44’01” West, along the common line of said 18.91 acre tract and said St. Louis and Pacific Railroad, a distance of 1230.63 feet to the POINT OF BEGINNING and containing 11.00 acres or 479,150 square feet of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025961 in the Real Property Records of Tarrant County, Texas.

SITE 10

BEING a tract of land situated in the S.H. Evans Survey, Abstract Number 991, Johnson County, Texas, and being all of a called 5.10 acre tract of land described in General Warranty Deed to Tarrant FW Properties, LLC, recorded in Volume 4122, Page 790 and a portion of a called 17.87 acre tract of land described in a Special Warranty Deed to Chesapeake Exploration, L.L.C., recorded in Volume 4510, Page 159, both of the Deed Records of Johnson County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod with a plastic cap stamped “Johnson Land Surveyors” for the most easterly northeast corner of said 5.10 acre tract, same being on the west right-of-way line of said F.M. 1902 (a called 80’ wide right of way);

THENCE South 00° 20’ 16” West, along the east line of said 5.10 acre tract and said west right-of-way line, a distance of 106.00 feet (called 106.22 feet) to a 5/8-inch found iron rod with a yellow plastic cap stamped “Dunaway Assoc. L.P.” for an angle point;

THENCE South 00° 14’ 47” West, continuing along the east line of said 5.10 acre tract and said west right-of-way line, passing at a distance of 305.40 feet, a 1/2-inch found iron rod with a red cap for the southeast corner of said 5.10 acre tract and the northeast corner of aforesaid 17.87 acre tract, continuing along the east line of said 17.87 acre tract, a total distance of 371.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89° 30’ 42” West, departing the east line of said 17.87 acre tract and the west right-of-way line of said F. M. 1902, a distance of 534.16 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 00° 09’ 13” West, along the extension of the west line of said 5.10 acre tract and an east line of said 17.87 acre tract, passing a 5/8-inch found iron rod with a plastic cap stamped “Dunaway Assoc. L.P.” for the southwest corner of said 5.10 acre tract and an inner ell corner of said 17.87 acre tract, continuing along the west line of said 5.10 acre tract and an east line of said 17.87 acre tract, a total distance of 471.00 feet, to a 5/8-inch found iron rod with a plastic cap stamped “Johnson Land Surveyors” for the northwest corner of said 5.10 acre tract;

THENCE North 89° 50’ 47” East, along the line of said 5.10 acre tract, a distance of 537.63 feet to the POINT OF BEGINNING and containing 5.831 acres (253,978 square feet) of land, more or less.

SITE 11

BEING a tract of land situated in the E. Johnson Survey, Abstract Number 852, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 58.274 acre tract of land, conveyed to Chesapeake Exploration, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D207226027, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being a portion of that tract of land conveyed to Sagamore Hill Baptist Church, Inc. as evidenced in a Warranty Deed recorded in Volume 8320, Page 1356, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 7/8 inch iron rod found in the north line of said 58.274 acre tract for the most south southwest corner of a tract of land conveyed to Windsor Interest, LTD, as evidenced in a Warranty Deed recorded in Volume 12301, Page 1155, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.);

THENCE South 89°59’45” East, along the common line of said 58.274 acre tract and said Windsor Interest tract, a distance of 179.49 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE South 00°00’15” West, leaving the common line of said 58.274 acre tract and said Windsor Interest tract, a distance of 450.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89°59’45” West, a distance of 554.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 00°00’15” East, a distance of 450.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89°59’45” East, a distance of 374.51 feet to the POINT OF BEGINNING and containing 5.7231 acres (249,300 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025962 in the Real Property Records of Tarrant County, Texas.

SITE 13

BEING a tract of land situated in the J. Asbury Survey, Abstract Number 47, and the A. Rhoades Survey, Abstract Number 1319, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 39.099 acre tract of land (Tract 1), conveyed to Chesapeake Exploration, LP, as evidenced in a deed recorded in County Clerk’s Instrument No. D207214123, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 1/2 inch iron rod found for the southeast corner of said 39.099 acre tract, and the southwest corner of Block C, Highland Terrace, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Volume 388-8, Page 87, Plat Records of Tarrant County, Texas, said iron rod also being in the northerly right-of-way line of Alta Mesa Boulevard, a variable width public right-of-way, described in deed to the City of Fort Worth, Texas, recorded in Volume 8672, Page 1254, Deed Records, Tarrant County, Texas;

THENCE Southwesterly, with a curve turning to the left, along common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, with a radius of 3213.18 feet, a chord bearing and distance of South 68°34’52” West, 452.71 feet, through a central angle of 08°04’45”, an arc length of 453.09 feet to a 5/8 inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE Southwesterly, continuing with said curve turning to the left, continuing along common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, with a radius of 3213.18 feet, a chord bearing and distance of South 64°21’54” West, 19.77 feet, through a central angle of 00°21’09”, an arc length of 19.77 feet to a 5/8 inch set iron rod with cap stamped “KHA” for the end of said curve;

THENCE South 63°49’16” West, continuing along common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, a distance of 155.34 feet to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE South 72°19’49” West, continuing along common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, a distance of 191.17 feet to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE North 15°32’00” West, departing the common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, a distance of 336.17 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 68°49’51” East, a distance of 330.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE South 21°33’37” East, a distance of 331.12 feet to the POINT OF BEGINNING and containing 2.712 acres (118,121 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 14

BEING a tract of land situated in the T. Holland Survey, Abstract Number 750, Tarrant County, Texas, in the City of Grand Prairie, Texas, being a portion of Lot 13, Block 1, of Devtex Business Park, an addition to the Cities of Arlington, Texas, and Grand Prairie, Texas, according to the plat thereof recorded in Volume 388-201, Page 9 and 10, of the Plat Records of Tarrant County, Texas, and being a portion of the tract of land conveyed to Chesapeake Exploration, L.P., as described by deed recorded in Instrument No. D207233063, Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the northwest corner of Lot 13A, Block 1 of Devtex Business Park, an addition to the Cities of Arlington, Texas, and Grand Prairie, Texas, according to the plat thereof recorded in Cabinet A, Slide 12956, of the Plat Records of Tarrant County, Texas, and the east line of Lot 14, Block 1 of Devtex Business Park as recorded in said Volume 388-201, Page 9 and 10, said corner also being on the east line of a 10’ wide T. E. S. Co Easement as recorded in Volume 3496, Page 92, Deed Records of Tarrant County, Texas, said corner also being on the apparent city limit line of the cities of Grand Prairie and Arlington, Texas;

THENCE North 00°11’54” East, along the east line of said Lot 14, the east line of said 10’ wide easement and along the apparent city limit line, a distance of 214.46 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 80°19’16” East, departing the east line of said Lot 14, the east line of said 10’ wide easement and said city limit line, a distance of 440.27 feet to a 5/8-inch iron rod with cap stamped “KHA” set a corner;

THENCE South 00°11’54” West, a distance of 261.57 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the north line of aforesaid Lot 13A, Block 1;

THENCE South 86°27’03” West, along the north line of said Lot 13A, a distance of 434.68 feet to the POINT OF BEGINNING and containing 2.370 acres (103,239 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 15

BEING a tract of land situated in the B.F. Crowley Survey, Abstract Number 307, Tarrant County, Texas, in the City of Fort Worth, and being a portion of a called “Tract 5” (29.538 acres) conveyed to Chesapeake Land Company, LLC, as evidenced in a Special Warranty Deed, recorded in Instrument Number D207237217, of the Deed Records of Tarrant County, Texas, same being all of Lots 3, 4, 5 and a portion of Lots 6 and 7, Block 5 of Starvers Addition, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 106, Page 136 and all of Lots A and B, Block 5 of Dorsey Adams Subdivision, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 1648, Page 393, both of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found at the intersection of the northerly right-of-way line of East 1st Street (a variable width right-of-way) with the easterly right-of-way line of Booker Washington Avenue (a 60-foot wide right-of-way) same being the southwest corner of said Lot A, Block 5;

THENCE North 30°35’53” West, with the easterly right-of-way line of said Booker Washington Avenue, a distance of 270.08 feet to a 1/2-inch iron rod found at the intersection of the easterly right-of-way line of said Booker Washington Avenue with the southeasterly right-of-way line of State Highway 121 (a variable width right-of-way), same being the most northerly, northwest corner of aforesaid “Tract 5”;

THENCE with the southeasterly right-of-way line of said State Highway 121 and the northwesterly line of said “Tract 5”, the following courses an distances to wit:

—North 34°12’46” East, a distance of 54.35 feet to a 1-inch iron rod found for corner;

—North 36°07’05” East, a distance of 54.93 feet to a 1-inch iron found for the beginning of a non-tangent curve to the right;

—Northeasterly, along said curve to the right, through a central angle of 10°10’10”, having a radius of 1351.20 feet, and a chord bearing an distance of North 42°47’28” East, 239.51 feet, an arc length of 239.82 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 29°42’30” East, departing the southeasterly right-of-way line of said State Highway 121, across said “Tract 5”, a distance of 411.71 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the northerly right-of-way line of aforesaid East 1st Street;

THENCE with the northerly right-of-way line of said East 1st Street, the following courses and distances to wit:

—South 64°11’52” West, a distance of 223.90 feet to a 1/2-inch iron rod found for a corner;

—North 30°35’19” West a distance of 1.08 feet to a 1/2-inch iron rod found for a corner;

—South 64°15’40” West a distance of 100.00 feet to the POINT OF BEGINNING and containing 2.610 acres (113,685 square feet) of land, more or less.

SITE 17

BEING a tract of land out of the B.E. Waller Survey Abstract No. 1659 and the E.M. Daggett Survey, Abstract No. 431, City of Fort Worth, Tarrant County, Texas, being part of a called 18.21 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C. recorded in Instrument No. D207275983, Official Public Records of Tarrant County Texas, and also being a part of Block 2 and Block 3, Sycamore Heights, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 309, Page 11, Deed Records of Tarrant County, Texas, being part of Dowman Street abandoned by Ordinance Nos. 5675 and 4432 and being more particularly described as follows:

COMMENCING at a 5/8” iron rod with “Dunaway” cap found at an ell corner of said Chesapeake Land Company L.L.C. tract; said point being the northernmost northwest corner of a tract of land described in deed to Tarrant Regional Water District recorded in Instrument No. D209004538, Official Public Records of Tarrant County, Texas.

THENCE North 51°41’47” West, a distance of 77.36 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 70°47’00” West, a distance of 516.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 18°21’54” East, a distance of 210.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 71°34’03” East, a distance of 503.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 14°57’10” West, a distance of 217.46 feet to the POINT OF BEGINNING and containing 2.497 acres or 108,765 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 18

BEING a tract of land out of the R.R. Ramey Survey, Abstract No. 1341, City of Arlington, Tarrant County, Texas, being part of a called 18.397 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207265437 Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with cap found at the northwest corner of a tract of land described in Special Warranty Deed to Brett B. Thomas recorded in Instrument No. D205326423, Official Public Records of Tarrant County;

THENCE North 00°31’55” West, a distance of 560.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 89°28’05” East, a distance of 368.75 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 00°31’55” East, a distance of 493.12 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 79°11’15” West, at a distance of 289.63 feet passing a 1/2” iron rod found at the northeast corner of said Thomas tract, continuing, in all a total distance of 374.77 feet to the POINT OF BEGINNING and containing 4.458 acres or 194,170 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025963 in the Real Property Records of Tarrant County, Texas.

SITE 19

BEING a tract of land situated in the Jacob Back Survey Abstract No. 126 in the City of Mansfield, Tarrant County, Texas, and being all of that same called 5.000 acre tract of land conveyed to Chesapeake Land Company, LLC, as evidenced by the Deed recorded under Document No. D207300678 of the Deed Records of Tarrant County, Texas, (D.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a TXDOT monument found for the southeasterly corner of said Chesapeake tract and the northern corner of a called 0.854 acre tract of land conveyed to Larry J. Fabian and Charles D. Sweeney as evidenced by the Deed recorded in Volume 15309, Page 470, D.R.T.C.T., and lying on the westerly right-of-way line of State Highway No. 360 (a variable width right-of-way);

THENCE South 59°38’01” West, departing the westerly right-of-way line of said State Highway No. 360, along the common line of said 0.854 acre tract and said Chesapeake tract, passing at a distance of 260.51 feet a 1/2-inch iron rod, continuing for a total distance of 266.53 feet to a 5/8-inch iron rod found for corner, said point being the southern corner of said Chesapeake tract, and being the west corner of said 0.854 acre tract, and being on the northeasterly line of a tract of land conveyed to Larry J. Fabian and Charles D. Sweeney as evidenced by the Deed recorded in Volume 11076, Page 1128, D.R.T.C.T.;

THENCE North 30°24’55” West, along the common line of said Chesapeake tract and said Fabian/Sweeney tract, a distance of 399.53 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner, said point being the northerly corner of said Fabian/Sweeney tract, and being the easterly corner of a tract of land conveyed to Cann-Mansfield, LTD., as evidenced by the Deed recorded under Document No. D206373693, D.R.T.C.T.;

THENCE North 31°04’37” West, along the common line of said Chesapeake tract and said Cann-Mansfield tract, a distance of 249.36 feet to a 5/8-inch iron rod with a cap stamped “KHA” set for corner;

THENCE South 76°54’43” East, along a line that is 60 feet south of and parallel with the north line of said Chesapeake tract, a distance of 642.25 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner on the easterly line of said Chesapeake tract and the westerly right-of-way line of said State Highway No. 360;

THENCE South 13°05’17” West, the easterly line of said Chesapeake tract and the westerly right-of-way line of said State Highway No. 360, a distance of 285.35 feet to the POINT OF BEGINNING and containing 4.075 acres (177,518 square feet) of land, more or less.

SITE 20

BEING a tract of land situated in the J. Wilson Survey, Abstract Number 1631, City of Arlington, Tarrant County, Texas, and being all of Lot 17R4-AR of the Replat of Lots 17R2-AR, 17R3-AR and 17R4-AR of the Six Flags Business Park Addition, an addition to the City of Arlington, Texas as recorded in Cabinet A, Slide 12082 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being all of a tract of land described as “Tract 1” in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in County Clerk’s Instrument Number D207298300 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows::

BEGINNING at a found PK Nail for the northeast corner of said Lot 17R4-AR and the southeast corner of Site 17R2-C of Six Flags Business Park, an addition to the City of Arlington, as recorded in Cabinet A, Slide 295, P.R.T.C.T., said corner being on the westerly right-of-way line of State Highway No. 360 (350 feet wide public ROW), said corner being the beginning of a non-tangent circular curve to the left, having a radius of 11,634.16 feet and whose chord bears South 02 degrees 42 minutes 27 seconds East, a distance of 438.73 feet;

THENCE Southeasterly, along said westerly right-of-way line and along said circular curve to the left, through a central angle of 02° 09’ 39” and an arc distance of 438.75 feet to a 1/2” found iron rod with “CEI” stamp for the most northerly southeast corner of said Lot 17R4-AR and the most northerly northeast corner of Lot 17R2-AR of said Replat of Lots 17R2-AR, 17R3-AR and 17R4-AR of the Six Flags Business Park Addition;

THENCE South 84° 58’ 35” West, departing said westerly right-of-way line and along the common line between said Lots 17R4-AR and 17R2-AR for part of the way, a distance of 20.00 feet to a 5/8” iron rod with cap found for corner;

THENCE South 04°02’03” East, continuing along said common line, a distance of 42.69 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 84°58’35” West, continuing along said common line, a distance of 21.08 feet to a 5/8” found iron rod with “CEI” stamp for corner

THENCE South 05° 01’ 25” East, continuing along said common line, a distance of 10.92 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 78°10’36” West, continuing along said common line, a distance of 13.66 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 84° 58’ 35” West, continuing along said common line, a distance of 131.77 feet to a 5/8” found iron rod with “CEI” stamp for the point of curvature of a circular curve to the right, having a radius of 194.50 feet and whose chord bears North 85° 19’ 14” West, a distance of 65.56 feet;

THENCE Northwesterly, continuing along said common line and along said circular curve to the right, through a central angle of 19° 24’ 22” and an arc distance of 65.88 feet to a 5/8” found iron rod with “CEI” stamp for the point of reverse curvature of a circular curve to the left, having a radius of 205.50 feet and whose chord bears North 85° 19’ 14” West, a distance of 69.27 feet;

THENCE Northwesterly, continuing along said common line and along said circular curve to the left, through a central angle of 19° 24’ 22” and an arc distance of 69.60 feet to a 5/8” found iron rod with “CEI” stamp for the point of tangency;

THENCE South 84° 58’ 35” West, continuing along said common line, a distance of 159.06 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE North 05° 01’ 25” West, continuing along said common line, a distance of 69.80 feet to a 5/8” iron rod with “KHA” stamp set for corner;

THENCE North 47° 46’ 25” West, continuing along said common line, a distance of 119.93 feet to a 5/8” found iron rod with “CEI” stamp for the north corner of said Lot 17R2-AR and a west corner of said Lot 17R4-AR, said corner being on the southeast line of Site 37 of the Twenty-Second Installment of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-116, Page 22, P.R.T.C.T.;

THENCE North 42° 13’ 35” East, along the common line between said Lot 17R4-AR and the southeast line of said Site 37 and the southeast line of Site 33 of the Eighteenth Installment of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-109, Page 66, P.R.T.C.T., a distance of 119.10 feet to a 3/8” found iron rod for the most southerly east corner of said Site 33 and an interior corner of said Lot 17R4-AR;

THENCE North 47° 46’ 25” West, continuing along the common line between said Lot 17R4-AR and said Site 33, a distance of 86.50 feet to a 5/8” found iron rod for corner;

THENCE North 42° 13’ 35” East, continuing along said common line, a distance of 50.00 feet to a 1/2” found iron rod with a yellow plastic cap stamped “Dunaway Assoc. L.P.” for corner;

THENCE North 47° 46’ 25” West, continuing along said common line, a distance of 137.00 feet to a 3/8” found iron rod for the north corner of said Site 33 and the most westerly northwest corner of said Lot 17R4-AR, said corner being on the southeasterly right-of-way line of Six Flags Drive (100-feet wide public ROW);

THENCE North 42° 13’ 35” East, along said southeasterly right-of-way line, a distance of 40.00 feet to a 1/2” found iron rod for the most northerly northwest corner of said Lot 17R4-AR and the west corner of Site 14 of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-73, Page 59, P.R.T.C.T.;

THENCE South 47° 46’ 25” East, departing said southeasterly right-of-way line and along the common line between said Lot 17R4-AR and said Site 14, a distance of 137.00 feet to a 1/2” found iron rod for an interior corner of said Lot 17R4-AR and the south corner of said Site 14;

THENCE North 42° 13’ 35” East, continuing along said common line, a distance of 217.00 feet to a found “X”-cut in concrete for an exterior corner of said Lot 17R4-AR and the west corner of said Site 17R2-C of Six Flags Business Park, an addition to the City of Arlington, as recorded in Cabinet A, Slide 295, P.R.T.C.T.;

THENCE South 48° 22’ 25” East, departing the southeast line of said Site 14 and along the common line between said Lot 17R4-AR and said Site 17R2-C, a distance of 33.00 feet to a found PK nail for corner;

THENCE North 46° 29’ 27” East, continuing along said common line, a distance of 47.17 feet to a found PK nail for corner;

THENCE South 45° 13’ 45” East, continuing along said common line, a distance of 92.21 feet to a found PK nail for corner;

THENCE North 77° 56’ 15” East, continuing along said common line, a distance of 206.53 feet to the POINT OF BEGINNING and containing 5.531 acres, or 240,922 square feet of land, more or less.

SITE 21

BEING a tract of land situated in the Walter Ferrell Survey, Abstract Number 537, in the City of Grand Prairie, Tarrant County, Texas, and being all of Lot 2, Block A of Whiddon Addition also known as Sunbelt Addition, an Addition to the City of Grand Prairie, Texas, according to the Map or Plat thereof recorded under Instrument No. D210017057, and being portion of a called 18.57 acre tract of land described in deed to Chesapeake Land Company, LLC, recorded under Instrument Number D207305327 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the east corner of said Lot 2, same being the north corner of Lot 1 in said Block A, said iron rod also being on the westerly line of a called 23.8 acre tract of land described in deed to Robert Joseph Elrich and Lola D. Elrich, Trustees, recorded under Instrument Number D208425279, O.P.R.T.C.T;

THENCE South 58°03’01” West, departing the westerly line of said 23.8 acre tract and along the common line of said Lots 1 and 2, a distance of 685.12 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the south corner of said Lot 2 and the west corner of said Lot 1, said corner being in the easterly right-of-way line of State Highway No. 360 (a variable width public right-of-way);

THENCE along the easterly right-of-way line of said State Highway No. 360 and the westerly line of said Lot 2, the following courses and distances to wit:

—North 32°05’01” West, a distance of 92.11 feet to a TXDOT concrete monument found for corner;

—North 20°47’01” West, a distance of 76.35 feet to a TXDOT concrete monument found for corner, and being the beginning of a non-tangent curve to the right;

—Northwesterly, with said curve to the right, through a central angle of 16°13’00”, having a radius of 1402.39 feet, and a chord bearing and distance of North 12°39’50” West, 395.60 feet, an arc length of 396.93 feet to an “X” cut set for the northwest corner of said Lot 2, same being the southwest corner of Lot 3 in said Block A;

THENCE departing the easterly right-of-way line of said State Highway No. 360 and the common line of said Lots 2 and 3, the following courses and distances to wit:

—North 84°49’54” East, a distance of 32.41 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

—North 63°16’46” East, a distance of 118.47 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a tangent curve to the right;

—Easterly, with said curve to the right, through a central angle of 64°33’29”, having a radius of 90.00 feet, and a chord bearing and distance of South 84°26’29” East, 96.13 feet, an arc length of 101.41 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the end of said curve;

—North 55°36’06” East, a distance of 292.54 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the north corner of said Lot 2, same being on the westerly line of aforesaid 23.8 acre tract;

THENCE South 34°56’05” East, along the common line of said Lot 2 and said 23.8 acre tract, a distance of 469.62 feet to the POINT OF BEGINNING and containing 7.061 acres (307,573 square feet) of land, more or less.

SITE 22

BEING a tract of land situated in the Vincent J. Hutton Survey, Abstract No. 681, City of Fort Worth, Tarrant County, Texas, and being a portion of the tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567, and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas, also being a tract of land described to Chesapeake Exploration, LLC, recorded in Instrument No. D207309369, in the Deed Records of Tarrant County, Texas, and more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found in the southerly right-of-way line of State Highway No. 183 (variable width right-of-way), being the northwest corner of the tract of land described to Centreport Developers, LLC, recorded in Instrument No. D207455288, in the Deed Records of Tarrant County, Texas, also being the northeast corner of a tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567 and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas;

THENCE South 15° 28’ 57” East, leaving said right-of-way line and along common line of said Centreport and City of Fort Worth tracts, a distance of 535.63 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE South 15° 28’ 57” East, continuing along common line of said Centreport and herein described tract, a distance of 489.11 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the left, having a radius of 1,505.00 feet, and a chord bearing and distance of South 65° 52’ 44” West, 379.27 feet;

THENCE along said curve to the left, in a southwesterly direction, through a central angle of 14° 28’ 38”, an arc length of 380.28 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 30° 06’ 06” West, a distance of 489.09 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the right, having a radius of 1,994.00 feet, and a chord bearing and distance of North 66° 12’ 18” East, 503.70 feet;

THENCE along said curve to the right, in a northeasterly direction, through a central angle of 14° 30’ 43”, an arc length of 505.05 feet to the POINT OF BEGINNING and containing 4.969 acres (216,462 square feet) of land, more or less.

SITE 23

BEING a tract of land situated in the Vincent J. Hutton Survey, Abstract No. 681, City of Fort Worth, Tarrant County, Texas, and being a portion of the tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567, and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas, also being a tract of land described to Chesapeake Land Company, LLC, recorded in Instrument No. D207309369, in the Deed Records of Tarrant County, Texas, and more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found in the northerly right-of-way line of FAA Boulevard (110 foot right-of-way), and being the southwest corner of the tract of land described to Centreport Developers, LLC, recorded in Instrument No. D207455288, in the Deed Records of Tarrant County, Texas;

THENCE South 11° 40’ 23” West, leaving said right-of-way line and through said City of Fort Worth tract, a distance of 870.88 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE North 89° 52’ 15” East, a distance of 639.39 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 00° 07’ 44” East, a distance of 350.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 89° 52’ 16” West, a distance of 622.61 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the left, having a radius of 1,281.00 feet, and a chord bearing and distance of North 02° 52’ 25” West, 350.40 feet;

THENCE along said curve to the left, in a northwesterly direction, through a central angle of 15° 43’ 18”, an arc length of 351.50 feet to the POINT OF BEGINNING and containing 5.005 acres (218,035 square feet) of land, more or less.

SITE 24

BEING a tract of land situated in the B.F. Crowley Survey, Abstract Number 307, Tarrant County, Texas, in the City of Fort Worth, and being a portion of a called “Tract 4” (21.535 acres) conveyed to Chesapeake Land Company LLC as evidenced in a Special Warranty Deed recorded in Instrument Number D207237217, of the Deed Records of Tarrant County, (D.R.T.C.T.), same being a portion of Lot 1, Block 2 of Trinity Bend Addition, an Addition to the City of Fort Worth, Texas, according to the Map of Plat thereof recorded in Volume 388-191, Page 86, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1-inch iron rod found for the northeast corner of said “Tract 4”, same being in the southerly right-of-way line of East 4th Street ( a variable width right-of-way), said iron rod also being on the west line of a tract of land described in deed to Tarrant County Water Control & Improvement District, recorded in Volume 2285, Page 370, D.R.T.C.T.;

THENCE South 00°39’42” East, departing the southerly right-of-way line of said East 4th Street, along the common line of said “Tract 4” and the Tarrant County Water Control & Improvement District tract, a distance of 471.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 89°20’18” West, leaving the common line of said “Tract 4” and the Tarrant County Water Control & Improvement District tract, across said “Tract 4”, a distance of 233.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 00°39’42” West, continuing across said “Tract 4”, a distance of 425.50 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the northerly line of said “Tract 4”, said point being in the southerly right-of-way line of said East 4th Street, and being in a non-tangent curve to the right;

THENCE with the northerly line of said “Tract 4” and southerly right-of-way line of said East 4th Street the following courses and distances to wit:

          —Northeasterly, with said non-tangent curve to the right, through a central angle 11°16’41”, having a radius of 585.00 feet, a chord bearing and distance of North 73°23’29” East, 114.96 feet, an arc length of 115.15 feet to a 5/8-inch iron rod found with cap stamped “Dunaway Assoc. LP” for corner, and the end of said non-tangent curve;

          —North 82°51’16” East, a distance of 123.25 feet to the POINT OF BEGINNING and containing 2.429 acres (105,824 square feet) of land, more or less.

SITE 25

BEING a tract of land situated in the A. Anderson Survey, Abstract Number 21, and the J. Smith Survey, Abstract Number 1382, located in the City of Fort Worth, Tarrant County, Texas, and being a part of a called 9.060 acre tract of land described in a Special Warranty Deed to Chesapeake Exploration, L.L.C., recorded in County Clerk’s Inst. No. D209021528, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), said tract being all of Lot 1, Block 1-A of Shoe & Leather Company Addition, an Addition to the City of Fort Worth, recorded in Volume 388-121, Page 61, both of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 5/8 inch set iron rod with cap stamped “KHA” for the northeast corner of Lot 1, Block 1-A, same being at the intersection of the southerly line of a Dallas Area Rapid Transit 100’ wide right-of-way with the west line of a reservation as depicted on the Corrected Plat of W. A. Archers Addition, an Addition to the City of Fort Worth, recorded in Volume 63, Page 72, P.R.T.C.T. said reservation called Southwestern Street;

THENCE South 00°00’52” West, along the east line of said Lot 1, Block 1-A, the west line of said reservation and the west right-of-way line of Webber Street (a called 60’ wide right-of-way) as dedicated in said W. A. Archers Addition, a distance of 233.72 feet to 5/8 inch set iron rod with cap stamped “KHA” for the southeast corner of said Lot 1, Block 1-A, same being the intersection of the west right-of-way line of said Webber Street with the north right-of-way line of 32nd Street (a 60’ wide right-of-way);

THENCE North 89°59’04” West, along the south line of said Lot 1, Block 1-A and the north right-of-way line of said 32nd Street, passing at a distance of 452.02 feet, a 5/8-inch found iron rod with cap for a northwest corner of said 9.060 acre tract, continuing for a total distance of 467.72 feet to a 1/2-inch found iron for the southwest corner of said Lot 1, Block 1-A, same being the intersection of the north right-of-way line of said 32nd Street with the curving southerly line of aforesaid Dallas Area Rapid transit 100’ wide right-of-way, said curve being a non-tangent curve to the right;

THENCE in a northeasterly direction, along the northerly line of said Lot 1, Block 1-A, the southerly line of said Dallas Area Rapid Transit right-of-way, and along the arc of said curve to the right, through a central angle of 15°23’33”, having a radius of 1,457.91 feet, a chord bearing of North 61°30’28” East, a chord distance of 390.49 feet and an arc length of 391.67 feet to the point of tangency of said curve;

THENCE North 69°12’14” East, continuing along the northerly line of said Lot 1, Block 1-A and the southerly line of said Dallas Area Rapid Transit right-of-way, passing at a distance of 34.33 feet, a 5/8-inch found iron rod with cap, continuing for a total distance of 133.27 feet to the POINT OF BEGINNING and containing 1.413 acres (61,565 square feet) of land, more or less.

SITE 26

BEING a tract of land situated in the Tapley Holland Survey, Abstract No. 750, Grand Prairie, Tarrant County, Texas, and being a portion of Block A, of Prairie Oaks Park, an Addition to the City of Grand Prairie, Texas, according to the plat recorded in Volume 388-168, Page 63 of the Plat Records of Tarrant County, Texas, same being part of a called 21.29 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., as recorded in Instrument No. D207313357, Deed Records, Tarrant County, Texas, and being more particularly described as follows;

COMMENCING at a 5/8-inch “PATE RPLS 5647” capped iron rod found for the southwest corner of said 21.29 acre tract, same being on the curving north right-of-way line of Osler Drive (a called 60’ wide right-of-way), said curve being a curve to the right;

THENCE in an easterly direction, along the south line of said 21.29 acre tract, the north right-of-way line of said Osler Drive and along the arc of said curve to the right, through a central angle of 29°15’26”, having a radius of 630.00 feet, a chord bearing of South 75°31’40” East, a chord distance of 318.22 feet and an arc length of 321.70 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE North 31°22’30” East, departing the south line of said 21.29 acre tract and the north right-of-way line of said Osler Drive, a distance of 180.27 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North, a distance of 351.98 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE East, a distance of 265.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South, a distance of 400.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE West, a distance of 235.72 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 31°22’30” West, a distance of 154.52 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the curving south line of said 21.29 acre tract and north right-of-way line of said Osler Drive, said curve being a non-tangent curve to the left;

THENCE in a northwesterly direction, along the south line of said 21.29 acre tract, the north right-of-way line of said Osler Drive and along the arc of said curve to the left, through a central angle of 04°32’55”, having a radius of 630.00 feet, a chord bearing of North 58°37’30” West, a chord distance of 50.00 feet and an arc length of 50.01 feet to the POINT OF BEGINNING and containing 2.609 acres (113,650 square feet) of land, more or less;

SITE 27

BEING a tract of land situated in the Thomas Harlow Survey Abstract No. 335 in the City of Cleburne, Johnson County, Texas, and being all of Lot 1, Block A of Phillips Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Slide D, Volume 10, Page 164, Plat Records of Johnson County, Texas, and being a portion of that 13.09 acre tract of land conveyed to Chesapeake Exploration, LP, as evidenced by the Deed recorded in Volume 4183, Page 001, Deed Records of Johnson County, Texas, and being more fully described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the northwest corner of said Lot 1, Block A, same being on the south line of a tract of land conveyed to R.E. and Wanda Malone, as recorded in Volume 3232, Page 172, Deed Records of Johnson County, Texas;

THENCE with the common line of said Lot 1, Block A and said R.E. and Wanda Malone tract, North 58°16’04” East, a distance of 188.03 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the most northerly, northeast corner of said Lot 1, Block A;

THENCE departing the south line of said R.E. and Wanda Malone tract and along the common line of said Lot 1 and Lot 2, Block A of said Phillips Addition, the following courses and distances to wit;

—	South 83° 42’ 39” East, a distance of 77.45 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

—	South 24° 43’ 56” East, a distance of 376.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

—	South 65° 16’ 04” West, a distance of 253.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

—	North 24° 43’ 56” West, a distance of 393.00 feet to the POINT OF BEGINNING and containing 2.336 acres (101,764 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. 201000003431 in the Real Property Records of Johnson County, Texas.

SITE 28

BEING a tract of land situated in the P.H. Ahler Survey Abstract No. 33 in the City of Fort Worth, Tarrant County, Texas, and being a portion of that same tract land conveyed to Chesapeake Exploration, LLC, as evidenced by the Deed recorded under Document No. D208079920 of the Deed Records of Tarrant County, Texas, and being more fully described as follows:

BEGINNING at a 1/2-inch iron rod found for corner in the southerly right-of-way line of Texas and Pacific Railroad, said rod being the northeast corner of said Chesapeake tract and the northwest corner of Lot 1, Block 1 of the Nguyen Addition, as recorded in Cabinet B, Slide 3193, Plat Records, Tarrant County, Texas;

THENCE South 00° 40’ 56” East, leaving said southerly right-of-way line and along common line of said Chesapeake tract and said Lot 1, Block 1, a distance of 415.42 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 89° 33’ 53” West, leaving said common line, a distance of 412.32 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the west line of said Chesapeake tract and the east line of a tract of land described to Donnie Calton, as recorded in Volume 13420, Page 245, Deed Records, Tarrant County, Texas, for corner;

THENCE North 00° 13’ 38” East, along the common line of said Chesapeake tract and said Calton tract, a distance of 562.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the southerly right-of-way line of said Texas and Pacific Railroad for corner;

THENCE South 70° 29’ 56” East, along the said southerly right-of-way line, a distance of 429.79 feet to the POINT OF BEGINNING and containing 4.583 acres (199,644 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025964 in the Real Property Records of Tarrant County, Texas.

SITE 29

BEING a tract of land situated in the Hays Covington Survey, Abstract Number 256, in the City of Fort Worth, Tarrant County, Texas, being a portion of a called 7.189 acre tract of land conveyed to Fort Worth Land, L.L.C., as described in General Warranty Deed as recorded in County Clerk’s Instrument No. D207326129 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch “KHA” capped iron rod set for the northeast corner of said 7.189 acre tract and the northwest corner of Lot B-1R, Block 2 of West Plaza Addition, an Addition to the City of Fort Worth, Texas, according to the plat recorded in Volume 388-210, Page 48 of the Plat Records of Tarrant County, Texas, said iron rod also being on the south line of a called Tract No. 1, conveyed to Texas Electric Service Co., as evidenced in a Deed recorded in Volume 2560, Page 151, D.R.T.C.T., from said iron rod, a found 1/2-inch iron rod bears South 09°21’ East, 8.18 feet;

THENCE South 00°44’21” East, departing the south line of said Tract No. 1, along the east line of said 7.189 acre tract and the west line of said Lot B-1R, a distance of 300.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°17’17” West, departing the east line of said 7.189 acre tract and the west line of said Lot B-1R, a distance of 382.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 00°35’53” East, a distance of 300.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the north line of said 7.189 acre tract and the south line of aforesaid Tract No. 1;

THENCE North 89°16’34” East, along the north line of said 7.189 acre tract and the south line of said Tract No. 1, a distance of 375.00 feet to the POINT OF BEGINNING and containing 2.606 acres (113,535 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 30

BEING a tract of land situated in the William Reed Survey, Abstract Number 1193, City of Grand Prairie, Dallas County, Texas, in the City of Grand Prairie, Texas, and being a portion of a called 16.30 acre tract as described in the Special Warranty Deed to Chesapeake Land Company, L.L.C. recorded in County Clerk Instrument Number 20070330572 of the Deed Records of Dallas County, Texas, (D.R.D.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod found for the southeast corner of said called 16.30 acre tract; said point being on the north line of a tract of land described in deed to Jin-Ding Sheu and Hwep-Shan Sheu, recorded in County Clerk Instrument Number 200600409698, D.R.D.C.T.;

THENCE South 89°03’59” West, along the south line of said 16.30 acre tract and the north line of said Jin-Ding Sheu and Hwep-Shan Sheu tract, a distance of 337.20 feet to a 5/8-inch “KHA” capped iron rod set for corner;

THENCE North 00°38’34” West, departing the south line of said 16.30 acre tract and the north line of said Jin-Ding Sheu and Hwep-Shan Sheu tract, a distance of 410.01 feet to a 5/8-inch “KHA” capped iron rod set for corner;

THENCE North 89°21’26” East, a distance of 337.20 feet to a 5/8-inch “KHA” capped iron rod set for corner on the east line of said 16.30 acre tract;

THENCE South 00°38’34” East, along the east line of said 16.30 acre tract, a distance of 408.30 feet to the POINT OF BEGINNING and containing 3.167 acres (137,976 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Dallas County, Texas.

SITE 31

BEING a tract of land out of the J.C. Houston Abstract No. 720, City of Arlington, Tarrant County, Texas, being part of a called 9.124 acre tract of land described in Special Warranty Deed to North Texas Acquisition, recorded in Instrument No. D207391767, Official Public Records of Tarrant County, Texas, said tract also containing all of Lot 3, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Volume 388-173, Page 14 Plat Records of Tarrant County, Texas and part of Lot 15, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 3291, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a “X” cut in concrete found in the northeast right-of-way line of U.S. Highway 287 (a variable width public right-of-way); said point being the southernmost corner of said Lot 15 and the northwest corner of Lot 10, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 2563, Plat Records of Tarrant County, Texas;

THENCE with said northeast right-of-way line, the following courses and distances:

          —North 30°17’39” West, a distance of 125.52 feet to a 5/8” iron rod with “KHA” cap set for corner; from said point a 3/4” iron rod found bears South 02°44’ West, a distance of           2.4 feet;

          —North 30°17’39” West, a distance of 352.02 feet to a 1” iron rod found for corner;

          —North 31°19’28” West, a distance of 179.64 feet to a “X” cut in concrete set for corner at the southwest corner of Lot 2 of the first referenced J.C. Houston Addition; from said          point a “X” cut in concrete found bears North 80°20’ West, a distance of 1.1 feet;

THENCE departing said northwest right-of-way line and with the south line of said Lot 2, North 89°30’02” East, a distance of 263.50 feet to a 1/2” iron rod found for corner; said point being the southeast corner of said Lot 2

THENCE with the east line of said Lot 2, North 00°55’50” West, a distance of 141.62 feet to a “X” cut in concrete found for corner; said point being the northeast corner of said Lot 2 and the southeast corner of Lot 1, J.C. Houston Addition an addition to the City of Arlington, Texas according to the plat recorded in Volume 388-150, Page 43, Plat Records of Tarrant County, Texas; said point also being the southeast corner of a tract of land described in deed to LV Development, LTD. recorded in Instrument No.

D204309600, Official Public Records of Tarrant County, Texas; said point also being in Elrod Drive (a variable width private access easement);

THENCE with the south line of said LV Development, LTD. tract, North 88°50’48” East, a distance of 301.00 feet to a PK nail set for corner;

THENCE departing said south line, South 01°49’22” West, a distance of 669.95 feet to a “X” cut in concrete set for corner in the north line of said Lot 10;

THENCE with said north line, the following courses and distances:

—South 88°23’54” West, a distance of 132.00 feet to a “X” cut in concrete set for corner;

—South 60°21’52” West, a distance of 85.82 feet to the POINT OF BEGINNING and containing 5.774 acres or 251,513 square feet of land.

SITE 32

BEING a tract of land situated in the John Langley Survey, Abstract Number 975, City of Arlington, Tarrant County, Texas, and being a portion of Lot 2R of the Plat Revision of Lots 1R, 2R, 3 and 4 of Tract V of Forum 303 Addition, an addition to the City of Arlington, Texas as recorded in Volume 388-201, Page 72 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a called 8.252 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in Instrument No. D207341239 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod found for the southeast corner of said Lot 2R, same being the southeast corner of said 8.252 acre tract, said iron rod also being on the north right of way line of Arkansas Lane (a variable width right of way);

THENCE North 89°36’05” West, along the south line of said Lot 2R, the south line of said 8.252 acre tract and the north right of way line of said Arkansas Lane, a distance of 30.00 feet to a corner;

THENCE North 00°31’43” West, departing the south line of said Lot 2R, the south line of said 8.252 acre tract and the north right of way line of said Arkansas Lane, a distance of 335.32 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING;

THENCE South 89°28’17” West, a distance of 209.59 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 45°31’43” West, a distance of 31.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°28’17” West, a distance of 109.41 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 00°31’43” West, a distance of 191.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 82°34’56” East, a distance of 82.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 57°49’05” East, a distance of 252.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 89°28’17” East, a distance of 45.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°31’43” East, a distance of 355.00 feet to the POINT OF BEGINNING and containing 2.136 acres (93,038 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 33

BEING a tract of land situated in the S.A. & M.B. Railroad Company Survey Abstract No. 1463, in the City of Fort Worth, Tarrant County, Texas, and being a portion of that 8.954 acre tract of land conveyed to Chesapeake Land Development Company, LLC, as evidenced by the deed recorded under Document No. D209053908 of the Deed Records of Tarrant County, Texas. Said 2.5741 acre tract being more fully described as follows:

BEGINNING at a 1/2-inch iron rod found at the northwest corner of said 8.954 acre tract and the southwest corner of a tract of land conveyed to M3:X Development Corporation, as evidenced by the deed recorder under Document No. D204242691 of the Deed Records of Tarrant County, Texas;

THENCE South 89° 37’ 46” East, along the common line of said 8.954 and M3:X tract, a distance of 300.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 00° 15’ 26” East, leaving the common line of said 8.954 and M3:X tract, a distance of 378.83 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 89° 37’ 46” West, a distance of 292.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the common line of said 8.954 acre tract and the east line of a tract of land conveyed to Laurel Land of Fort Worth, Inc., as evidenced by the deed recorded under Volume 10690, Page 1339, of the Deed Records of Tarrant County, Texas for corner;

THENCE North 01° 28’ 00” West, leaving the common line of said 8.954 and Laurel Land tracts, a distance of 379.00 feet to a the POINT OF BEGINNING and containing 2.574 acres (112,126 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 34

BEING a tract of land situated in the J. R. Newton Survey, Abstract No. 1169, in the City of Fort Worth, Tarrant County, Texas, and being a portion of a called 7.4168 acre tract conveyed to North Texas Acquisition, LLC, by Deed recorded in Instrument Number D207351905, of the Deed Records, Tarrant County, Texas, (D.R.T.C.T.), and being more particularly described as follows:

BEGINNING at 1/2-inch iron rod found for the northeast corner of said 7.4168 acre tract, said point being on the common line of said 7.4168 acre tract and a tract of land described by deed to Julie A. Amendolia, Instrument Number D206223502, D.R.T.C.T., and being the northwest corner of a tract of land described by deed to James D. and Suzanne S. Gaberino, Ltd., Instrument Number D198139118, D.R.T.C.T.;

THENCE South 00°47’45” West, departing the common line of said 7.4168 acre tract and Amendolia tract, along the common line of said 7.4168 acre tract and Gaberino tract, a distance of 373.91 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE North 89°25’55” West, departing the common line of said 7.4168 acre tract and Gaberino tract, across said 7.4168 acre tract, a distance of 298.51 feet to a 5/8” iron rod with cap stamped “KHA” to be set for corner;

THENCE North 00°34’05” East, continuing across said 7.4168 acre tract, a distance of 375.00 feet to a 5/8” iron rod with cap stamped “KHA” to be set for corner, said point being on the common line of said 7.4168 acre tract and Amendolia tract;

THENCE South 89°13’25” East, along the common line of said 7.4168 acre tract and Amendolia tract, a distance of 300.00 feet to the POINT OF BEGINNING and containing 2.572 acres (112,058 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 35

BEING a tract of land out of the Genefacio Herrera Abstract No. 2027, City of Fort Worth, Tarrant County, Texas, being part of a called 12.75 acre tract of land described in Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207368725, Official Public Records, Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found in the east right-of-way line of Crowley Road (F.M. 731, a variable width public right-of-way) at the southernmost end of a circular right-of-way corner clip at the intersection of said east right-of-way line and the south right-of-way line of West Everman Parkway (a variable width public right-of-way); said point also being at the beginning of a curve to the right having a radius of 90.00 feet, a central angle of 93°21’52”, a chord bearing and distance of North 46°29’02” East, 130.97 feet;

THENCE with said south right-of-way line, the following courses and distances:

In a northeasterly direction, with said curve, an arc distance of 146.66 feet to a 1/2” iron rod found at the beginning of a non-tangent curve to the right having a radius of 1047.26 feet, a central angle of 09°45’25”, a chord bearing and distance of South 81°57’16” East, 178.13 feet;

In a southeasterly direction, with said curve, an arc distance of 178.34 feet to a “X” cut in concrete set for corner;

South 77°04’33” East, a distance of 42.25 feet to a “X” cut in concrete set for corner at the beginning of a non-tangent curve to the right having a radius of 862.10 feet, a central angle of 05°12’17”, a chord bearing and distance of South 74°01’19” East, 78.29 feet;

In a southeasterly direction, with said curve, an arc distance of 78.31 feet to a “X” cut in concrete set for corner;

THENCE departing said south right-of-way line, South 00°53’24” East, a distance of 253.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 89°06’36” West, a distance of 390.00 feet to a 5/8” iron rod with “KHA” cap set for corner in said east right-of-way line of Crowley Road; said point being at the beginning of a non-tangent curve to the left having a radius of 610.00 feet, a central angle of 02°18’09”, a chord bearing and distance of North 00°34’34” East, 24.51 feet;

THENCE with said east right-of-way line, the following courses and distances:

In a northeasterly direction, with said curve, an arc distance of 24.51 feet to a 5/8” iron rod with “KHA” cap set for corner;

North 00°34’31” West, a distance of 200.280 feet to the POINT OF BEGINNING and containing 2.598 acres or 113,180 square feet of land.

SITE 36

BEING a tract of land situated in the Hiram Blackwell Survey, Abstract No. 149, and being a portion of Tract A, Block 9, First Installment of Stoneridge Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Volume 388-50, Page 61 of the Plat Records of Tarrant County, Texas, said tract being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the northeast corner of said Tract A, same being on the south right-of-way line of West Arkansas Lane (a called 80’ wide right-of-way);

THENCE South 00°01’36” East, leaving the south right-of-way line of said West Arkansas Lane and along the east line of said Tract A, a distance of 228.46 feet to a 5/8-inch iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE South 00° 01’ 36” East, continuing along the east line of said Tract A, a distance of 591.00 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the southeast corner of said Tract A;

THENCE, along the southerly line of said Tract A, the following courses and distances to wit:

—South 89° 57’ 46” West, a distance of 45.34 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for corner, and being at the beginning of a curve to the right;

—Northwesterly, along said curve to the right, through a central angle of 18°36’00”, having a radius of 312.99 feet, and a chord bearing and distance of North 80°44’14” West,101.16 feet, an arc length of 101.61 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for corner;

—North 71° 26’ 14” West, a distance of 261.47 feet, to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE North 00° 01’ 36” West, leaving the south line of said Tract A, and across said Tract A, a distance of 491.33 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE North 89° 58’ 24” East, continuing across said Tract A, a distance of 393.00 feet to the POINT OF BEGINNING and containing 4.990 acres (217, 353 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025965 in the Real Property Records of Tarrant County, Texas.

SITE 37

BEING a tract of land out of the Isham Wallace Survey, Abstract No. 1677, City of Hurst, Tarrant County, Texas, being part of a called 10.110 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207368724, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod found for the northeast corner of said 10.110 acre tract, same being on the west right-of-way line of Arthur Drive (a called 50’ wide right-of-way);

THENCE in a southerly direction, with the east line of said 10.110 acre tract and the west right-of-way line of said Arthur Drive, the following courses and distances to wit:

South 00°50’40” East, a distance of 75.71 feet to a 5/8” iron rod with “KHA” cap set for the beginning of a tangent curve to the right;

Along the arc of said curve to the right, through a central angle of 07°34’11”, having a radius of 548.70 feet, a chord bearing and distance of South 02°56’26” west, 72.44 feet and an arc length of 72.49 feet to a 5/8” iron rod found for the point of reverse curvature of a curve to the left;

Along the arc of said curve to the left, through a central angle of 07°34’11”, having a radius of 598.70 feet, a chord bearing and distance of South 02°56’26” west, 79.04 feet and an arc length of 79.10 feet to a 5/8” iron rod with “KHA” cap set for the end of said curve, from said point, a found 1” iron rod bears South 12°12’59” West, 0.57 feet;

South 00°50’40” East, a distance of 250.99 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing the east line of said 10.110 acre tract and the west right-of-way line of said Arthur Drive, North 89°58’44” West, a distance of 358.05 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 00°00’25” East, a distance of 443.52 feet to a 5/8” iron rod with “KHA” cap set for a corner on the north line of said 10.110 acre tract;

THENCE with the north line of said 10.110 acre tract, North 84°34’20” East, a distance of 362.58 feet to the POINT OF BEGINNING and containing 3.781 acres or 164,722 square feet of land.

The bearings for this survey are based a bearing of North 84°34’20” East, for the north line of said Chesapeake Land Company, L.L.C. tract.

SITE 38

BEING a tract of land out of the William Maska Survey, Abstract No. 1041, City of Arlington, Tarrant County, Texas, being part of a called 10.11 acre tract of land described in Deed to Chesapeake Exploration, L.L.C. recorded in Instrument No. D208079920, Official Public Records of Tarrant County, Texas, said tract also being all of Lot A-2R, Block 1, Lots A-2R and A-3, Block 1, Olympia Park, an addition to the City of Arlington, Texas according to the plat recorded in Clerk’s Document No. D210021294, Plat Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found for the most northerly, northwest corner of Lot A-3, Block 1 of said Olympia Park, same being in the south right-of-way line of Arkansas Lane (an 80-foot wide public right-of-way);

THENCE with the north line of said Lot A-3 and the south right-of-way line of said Arkansas Lane, South 89°02’41” East, a distance of 120.00 feet to a corner;

THENCE departing the north line of said Lot A-3 and the south right-of-way line of said Arkansas Lane, South 00°02’49” West, a distance of 79.06 feet to a 5/8” iron rod with “KHA” cap set for the northwest corner of aforesaid Lot A-2R, same also being the POINT OF BEGINNING;

THENCE with the north line of said Lot A-2R, South 89°57’11” East, a distance of 250.00 feet to a 5/8” iron rod with “KHA” cap set for the northeast corner of said Lot A-2R;

THENCE with the east line of said Lot A-2R, South 00°02’49” West, a distance of 385.00 feet to a 5/8” iron rod with “KHA” cap set for the southeast corner of said Lot A-2R;

THENCE with the south line of said Lot A-2R, North 89°57’11” West, a distance of 250.00 feet to a 5/8” iron rod with “KHA” cap set for the southwest corner of said Lot A-2R;

THENCE with the west line of said Lot A-2R, North 00°02’49” East, a distance of 385.00 feet to the POINT OF BEGINNING and containing 2.210 acres or 96,250 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 39

BEING a tract of land situated in the William J. Hayman Survey, Abstract Number 642, City of Arlington, Tarrant County, Texas, and being a portion of a called 16.37 acre tract described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in County Clerk’s Instrument No. D207376127 of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southeast corner of said 16.37 acre tract, same being the southwest corner of Lot 10 of W. Hayman Addition, an Addition to the City of Arlington, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 4054 of the Plat Records of Tarrant County, Texas;

THENCE North 00°23’56” West, along the common line of said 16.37 acre tract and Lot 10, a distance of 294.46 feet to a point for corner;

THENCE South 89°36’04” West, departing the common line of said 16.37 acre tract and Lot 10, across said 16.37 acre tract, a distance of 21.24 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE continuing across said 16.37 acre tract, the following courses and distances to wit:

—South 89°54’21” West, a distance of 448.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

—North 01°08’39” East, a distance of 334.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

—North 89°38’09” East, a distance of 439.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

—South 00°23’56” East, a distance of 336.00 feet to the POINT OF BEGINNING and containing 3.410 acres (148,550 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025967 in the Real Property Records of Tarrant County, Texas.

SITE 40

BEING a tract of land situated in the Thomas J. Hanks Survey, Abstract No. 644, City of Mansfield, Tarrant County, Texas, and being all of Lot 2, Block 1 of the Final Plat of Lots 1R, 2 and 3, Block 1, Mansfield Industrial Park, an addition to the City of Mansfield, as recorded in Instrument No. D209256733 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being part of a called 13.95 acre tract of land described in Deed to Chesapeake Land Company, L.L.C,, as recorded in Instrument Number D2070391139, of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch “Dunaway Assoc. L.P.” capped iron rod found for the east corner of said Lot 2 and said 13.95 acre tract, same being on the southwest line of Lot 1-R-1, Block 1 of the Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition, an addition to the City of Mansfield, as recorded in Cabinet A, Slide 10361, P.R.T.C.T, said corner also being the north corner of a tract of land described in Quitclaim Deed to Percy L. Cook and Bethany Watson, as recorded in Instrument Number D206213641, of the Official Public Records of Tarrant County, Texas;

THENCE South 59° 04’ 37” West, departing the southwesterly line of said Block 1 of Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition and along the common line between the southeast line of said Lot 2, Block 1, Mansfield Industrial Park and the northwest line of said Percy L. Cook and Bethany Watson tract and along the southeast line of said 13.95 acre tract, a distance of 329.00 feet to a 5/8-inch iron rod with “KHA” cap set for a south corner of said Lot 2, Block 1;

THENCE North 27° 51’ 41” West, departing said common line and along a southwest line of said Lot 2, and the northeast line of Lot 3 in said Block 1, a distance of 355.68 feet to a 5/8-inch iron rod with “KHA” cap set for the north corner of said Lot 3, Block 1;

THENCE in a southwesterly direction, along the most northerly, southeast line of said Lot 2 and the northwest line of said Lot 3, the following:

South 60°12’16” West, a distance of 218.81 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

South 48°40’03” west, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

South 60°12’16” West, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for the most westerly common corner of said Lots 2 and 3, same being on the northeast right-of-way line of Fifth Avenue (a 60’ wide right-of-way);

THENCE North 29°47’44” West, along the southwest line of said Lot 2 and the northeast right-of-way line of said Fifth Avenue, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for the west corner of said Lot 2, same being the south corner of Lot 1R, Block 1 of said Mansfield Industrial Park;

THENCE in a northeasterly direction, departing the northeast right-of-way line of said Fifth Street and along the common line of said Lots 1R and 2, the following:

North 60°12’16” East, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

North 71°44’29” East, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

North 60°12’16” East, a distance of 535.82 feet to a 5/8-inch iron rod with “KHA” cap set for the north corner of said Lot 2, same being on the southwest line of Lot 1-R-2, Block 1of aforesaid Stratoflex Addition;

THENCE South 29° 46’ 58” East, along the common line between the southwest line of said Block 1 of the Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition and the northeast line of said Lot 2, Block 1, a distance of 379.00 feet to the POINT OF BEGINNING and containing 3.083 acres (134,277 square feet) of land, more or less.

SITE 41

BEING a tract of land situated in the Ellis Littlepage Survey Abstract No. 971 in the City of Fort Worth, Tarrant County, Texas, and being a portion of a called 10.62 acre tract of land conveyed to Chesapeake Exploration, LLC, as evidenced by the Deed recorded under Document No. D208079920 of the Deed Records of Tarrant County, Texas (D.T.R.C.T.), same being a portion of Block 1 of Dabney Addition, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-196, Page 86 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more fully described as follows:

COMMENCING at a 5/8-inch iron rod found for the southeast corner of said Block 1, same being the southeast corner of said10.62 acre tract, said corner also being on the curving north right-of-way line of Sycamore School Road (a called 120’ wide right-of-way), said curve being a non-tangent curve to the left;

THENCE in a westerly direction, along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road and along the arc of said curve to the left, through a central angle of 05°40’54”, having a radius of 2515.53 feet, a chord bearing of South 86°07’52” West, a chord distance of 249.35 feet and an arc length of 249.45 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for the POINT OF BEGINNING;

THENCE in a westerly direction, continuing along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road and continuing along the arc of said curve to the left, through a central angle of 07°36’59”, having a radius of 2515.53 feet, a chord bearing of South 79°28’56” West, a chord distance of 334.15 feet and an arc length of 334.40 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for the point of tangency of said curve;

THENCE South 75°40’ 26” West, continuing along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road, a distance of 49.98 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for a corner

THENCE North 10°13’53” West, leaving the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road, a distance of 453.71 feet to a 5/8-inch iron rod set with cap stamped “KHA” on the north line of said Block 1 and the north line of said 10.62 acre tract, same also being on the south line of Southridge Addition, according to the plat recorded in Volume 388-110, Pages 08 and 09, of the Plat Records of Tarrant County, Texas;

THENCE North 79°46’07” East, along the north line of said Block 1, the north line of said 10.62 acre tract and south line of said Southridge Addition, a distance of 384.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE South 10°13’53” East, leaving the north line of said Block 1, the north line of said 10.62 acre tract and the south line of said Southridge Addition, a distance of 448.47 feet to the POINT OF BEGINNING and containing 3.935 acres or 171,427 square feet of land, more or less.

SITE 42

BEING a tract of land situated in the I.& G.N. R.R. Co. Survey, Abstract Number 831, City of Burleson, Tarrant County, Texas, and being a portion of Lot 2, Block B, Alsbury Meadows, Phase III, an addition to the City of Burleson, Texas, recorded in Cabinet B, Slide 1246, Plat Records of Tarrant County, Texas, and also being a portion of a called Tract II, conveyed to Fort Worth Land, L.L.C., as evidenced in a General Warranty Deed recorded under Instrument Number D207400327 of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/8 inch found iron rod, the east corner of said Lot 2 and being in the northwesterly line of that certain tract of land described in the Special Warranty Deed to MDK Burleson, LP, executed May 9, 2006, recorded in Volume 8119, Page 1857, said Deed Records;

THENCE, South 59°04’36” West, along the common line of said Lot 2 and said MDK Burleson tract, a distance of 199.64 feet to a 5/8 inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE, South 59°04’36” West, along the common line of said Lot 2 and said MDK Burleson tract, a distance of 294.36 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 30°29’33” West, leaving the common line of said Lot 2 and said MDK Burleson tract, a distance of 260.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 59°04’36” East, a distance of 291.90 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 30°29’04” East, a distance of 260.00 feet to the POINT OF BEGINNING and containing 1.751 acres or 76,536 square feet of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025982 in the Real Property Records of Tarrant County, Texas.

SITE 43

BEING a tract of land out of the J.W. Henderson Abstract No. 376, City of Burleson, Johnson County, Texas, being part of a called 45.83 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in Instrument No. 07-049804, Official Public Records of Johnson County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found in the southerly terminus of Warren Street (an 80-foot wide public right-of-way); said point being the northernmost northwest corner of said North Texas Acquisition, L.L.C. tract and being a northeast corner of a tract of land described in deed to MKP Associates, Inc. recorded in Volume 3800, Page 737, Official Public Records of Johnson County, Texas;

THENCE with the north line of said North Texas Acquisition, L.L.C. tract, South 88°15’35” East, a distance of 404.77 feet to a point in the west line of Missouri, Kansas and Texas Railroad (a 100-foot wide private right-of-way), from which a 5/8” iron rod found bears South 08°46’ East, a distance of 0.4 feet;

THENCE with said west right-of-way line, South 05°43’36” East, a distance of 1343.14 feet to a point;

THENCE departing said west right-of-way line, North 88°56’35” West, a distance of 121.00 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE South 01°03’25” West, a distance of 324.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 88°56’35” West, a distance of 475.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 01°03’25” East, a distance of 324.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 88°56’35” East, a distance of 475.00 feet to the POINT OF BEGINNING and containing 3.533 acres or 153,900 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. 201000003432 in the Real Property Records of Johnson County, Texas.

SITE 44

BEING a tract of land situated in the J.M. Robinson Survey, Abstract No. 1346, Haltom City, Tarrant County, Texas, and being part of Lots 4 and 5, Block J, of Fossil Ridge Addition, an Addition to Haltom City, Texas, according to the plat recorded in Cabinet A, Slide 4822, of the Plat Records of Tarrant County, Texas, same being part of a called 38.427 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., as recorded in Instrument No. D207416231, and being more particularly described as follows;

BEGINNING at a 1/2-inch iron rod found at the common northerly corner of said Lots 4 and 5, Block J, of Fossil Ridge Addition, same being on the southerly right of way line of Fossil Ridge Circle, a called 60-foot right of way, and also being at the beginning of a curve to the left, through a central angle of 12°43’13”, a radius of 830.00 feet and a chord bearing and distance of North 84°06’11” East, 183.89 feet;

THENCE along said curve to the left and also along the southerly right of way line of said Fossil Ridge Circle, an arc length of 184.27 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 14°12’59” West, departing the southerly right of way line of said Fossil Ridge Circle, a distance of 731.55 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 75°47’01” West, a distance of 370.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 14°12’59” East, a distance of 644.52 feet to a 5/8-inch iron rod with “KHA” cap set for corner on the southerly right of way line of said Fossil Ridge Circle same being at the beginning of a curve to the left, through a central angle of 13°45’12”, a radius of 830.00 feet and a chord bearing and distance of South 82°39’37” East, 198.76 feet;

THENCE along said curve to the left and also along the southerly right of way line of said Fossil Ridge Circle, an arc length of 199.23 feet to the POINT OF BEGINNING and containing 5.716 acres (248,970 sq. ft.) of land, more or less.

SITE 46

BEING a tract of land situated in the Elizabeth MC Anear Survey Abstract No. 1005 in the City of Mansfield, Tarrant County, Texas, and being all of a called 4.304 acre tract of land conveyed to Fort Worth Land, LLC, as evidenced in a General Warranty Deed recorded in Document No. D207442934 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod set with cap stamped “KHA” for the south corner of said 4.304 acre tract, same being on the northwesterly line of Lot 1, Block 1 of Heritage Business Park, an Addition to the City of Mansfield, Texas, according to the Map or Plat thereof recorded in Volume 388-205, Page 66 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), said iron rod also being on the occupied southeasterly right of way line of Mitchell Road, from said iron rod, a found 3/8-inch iron rod bears South 16°09’24” East, 6.96 feet and a found 5/8-inch capped iron rod bears South 35°05’48” West, 36.30 feet;

THENCE North 30°41’41” West (called North 30°18’40” West), departing the northwesterly line of said Lot 1, Block 1 and the occupied southeasterly right of way line of said Mitchell Road, along the southwesterly line of said 4.304 acre tract and the approximate centerline of a 20’ wide asphalt road known as said Mitchell Road (a variable width right of way, no record found), a distance of 620.90 feet (called 612.61 feet) to a PK nail set in said asphalt road for the west corner of said 4.304 acre tract, said nail also being on the southerly line of a 100’ wide tract of land described in the deed to the Fort Worth and New Orleans Railroad Company (now known as the Southern Pacific Railroad), recorded in Volume 45, Page 95, D.R.T.C.T.;

THENCE South 75°05’42” East (called South 75°18’25” East), departing said Mitchell Road, along the northerly line of said 4.304 acre tract and the southerly line of said 100’ wide railroad right of way, a distance of 861.22 feet (called 865.54 feet) to a 5/8-inch iron rod set with cap stamped “KHA” for the easterly corner of said 4.304 acre tract, same being the most northerly corner of aforesaid Lot 1, Block 1;

THENCE South 58°46’25” West (called South 59°38’41” West), departing the southerly line of said 100’ wide railroad right of way, along the southeasterly line of said 4.304 acre tract and the northwesterly line of said Lot 1, Block 1, a distance of 602.59 feet (called 612.05 feet) to the POINT OF BEGINNING and containing 4.294 acres or 187,067 square feet of land, more or less.

SITE 47

BEING a tract of land out of the James W. Henderson Survey Abstract No. 376, City of Burleson, Johnson County, Texas, being part of a called 14.460 acre tract of land described in Special Warranty Deed to Tarrant FW Properties, L.L.C., recorded in Volume 4250, Page 506, Official Public Records of Johnson County, Texas and being more particularly described as follows:

COMMENCING at a 5/8” iron rod with cap found in the northwest line of Lot 6, Block 24, The Gardens, an addition to the City of Burleson Texas according to the plat recorded in Volume 1, Page 281, Plat Records of Johnson County, Texas; said point being the southernmost corner of said Tarrant FW Properties, L.L.C. tract and the southeast corner of a tract of land described in deed to J.B. Stevens Company, Inc. recorded in Volume 436, Page 251, Deed Records of Johnson County, Texas;

THENCE North 45°14’44” West, with the southwest line of said Tarrant FW Properties, L.L.C. tract, a distance of 377.79 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 45°14’44” West, continuing with the southwest line of said Tarrant FW Properties, L.L.C. tract, a distance of 0.92 feet to a 5/8” iron rod with “KHA” cap set for corner

THENCE departing said south line, North 31°31’56” East, a distance of 446.22 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 45°22’00” West, a distance of 12.06 feet to a 5/8” iron rod with cap found for corner on the northwesterly line of said Tarrant FW Properties, L.L.C. tract;

THENCE with the northwesterly line of said Tarrant FW Properties, L.L.C. tract, North 44°36’17” East, a distance of 82.99 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said northwesterly line, South 58°28’04” East, a distance of 357.82 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 31°33’21” West, a distance of 530.15 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 58°26’39” West, a distance of 363.73 feet to the POINT OF BEGINNING and containing 4.443 acres or 193,545 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. 201000003586 in the Real Property Records of Johnson County, Texas.

SITE 49

BEING a tract of land situated in the H. D. Thompson Survey, Abstract Number 1507, Tarrant County, Texas, and being a portion of Lot 36 and Lot 37, H. D. Thompson Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 6239, Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a tract of land conveyed to Chesapeake Land Company, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D207454291 and a portion of a called 1.707 acre tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208021742, both of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said Lot 36, same being on the east line of Champlin West Addition, an addition to the City of Arlington, Texas, recorded in Volume 388-52, Page 71, P.R.T.C.T., said iron rod also being on the north right of way line of West Division Street (a called 110’ wide right of way);

THENCE North 00°00’25” East, departing the north right of way line of said West Division Street, along the west line of said Lot 36 and along the east line of said Champlin West Addition, a distance of 336.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 89°20’55” East, departing the west line of said Lot 36 and the east line of said Champlin West Addition, passing the common line of said Lots 36 and 37, continuing for a total distance of 245.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°00’25” West, a distance of 336.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the south line of said Lot 37, same being the north right of way line of aforesaid West Division Street;

THENCE South 89°20’55” West, along the north right of way line of said West Division Street, along the south line of said Lot 37, passing a 5/8 inch found iron rod with yellow cap “KSC” for the south common corner of said Lots 37 and 36, at a distance of 44.98 feet, continuing along the south line of said Lot 36, for a total distance of 245.00 feet to the POINT OF BEGINNING and containing 1.890 acres (82,320 square feet) of land, more or less.

SITE 50

BEING a tract of land out of the Nathan McDow Survey Abstract No. 597, City of Cleburne, Johnson County, Texas, being all of Lot 2R, Block 1, Ensign-Bickford Addition, an addition to the City of Cleburne, Texas according to the plat recorded in Slide D, Volume 10, Page 162, Plat Records of Johnson County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for the southwest corner of said Lot 2R;

THENCE with the west line of said Lot 2R, Block 1, North 01°38’11” East, a distance of 227.49 feet to a 5/8” iron rod with “KHA” cap set for the northwest corner of said Lot 2R;

THENCE departing said west line and continuing along the west line of said Lot 2R, Block 1, North 30°47’06” East, a distance of 211.00 feet to a 5/8” iron rod with “KHA” cap set for the north corner of said Lot 2R;

THENCE with the northeast line of said Lot 2R, South 54°15’51” East, a distance of 448.00 feet to a 5/8” iron rod with “KHA” cap set for the east corner of said Lot 2R;

THENCE with the southeast line of said Lot 2R, South 50°50’09” West, a distance of 245.79 feet to a 5/8” iron rod with “KHA” cap set for the southeast corner of said Lot 2R;

THENCE with the south line of said Lot 2R, North 88°21’49” West, a distance of 287.68 feet to the POINT OF BEGINNING and containing 2.849 acres or 124,077 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. 201000003433 in the Real Property Records of Johnson County, Texas.

SITE 51

BEING a tract of land situated in the M. Brinson Survey, Abstract Number 153, located in Tarrant County, Texas, being portion of a 2.53 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, LLC, recorded in County Clerk’s Document Number D208003804, Deed Records Tarrant County, Texas, (D.R.T.C.T.), and also being a portion of a 2.5957 acre tract of land described in Special Warranty Deed to CHK Louisiana, LLC, recorded in County Clerk’s Document Number D208456748, Deed Records Tarrant County, Texas, (D.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found in the north right-of-way line of T & P Railroad (150 foot right-of-way) for the southeast corner of said Chesapeake tract and the southwest corner of a tract of land described in Warranty Deed to Don Albanesi recorded in Volume 9986, Page 2220, D.R.T.C.T.;

THENCE South 83° 41’ 32” West, along said north right-of-way line and along said south line of said Chesapeake tract, passing at a distance of 187.45 feet, the south common corner of said Chesapeake tract and sais CHK Louisiana tract, continuing along the south line of said CHK Louisiana for a total distance of 236.91 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 00° 14’ 00” East, leaving said north right-of-way line and the south of said CHK Louisiana tract, a distance of 334.50 feet to an “X” cut set for corner;

THENCE South 89° 46’ 00” East, a distance of 235.37 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the east line of said Chesapeake tract;

THENCE South 00° 14’ 00” West, along said east line, a distance of 307.52 feet to the POINT OF BEGINNING and containing 1.735 acres (75,555 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 52

BEING a tract of land situated in the H. G. Catlett Survey No. 16, A-178, City of Burleson, Johnson County, Texas, and being a part of a called 18.90 acres of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., as recorded in Volume 4264, Page 648, of the Deed Records of Johnson County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a concrete monument (leaning) found for the most easterly, northeast corner of said 18.90 acre tract, same being the east corner of a visibility clip at the intersection of the south line of a Public Access Easement, Utility Easement & Drainage Easement, known as Mockingbird, as recorded in Volume 8, Page 678, Plat Records, Johnson County, Texas and the northwesterly right-of-way line of State Highway 174 (Wilshire Boulevard, a variable width public right of way);

THENCE South 34°43’47” West, along the southeasterly line of said 18.90 acre tract and the northwesterly right of way line of said State Highway No. 174, a distance of 425.90 feet to a concrete monument found for a corner at the beginning of a curve to the left, having a central angle of 03°15’04”, a radius of 5809.65 feet and a chord bearing and distance of South 33°06’15” West, 329.61 feet;

THENCE along said curve to the left and also along the northwesterly right of way line of said State Highway No. 174, an arc length of 329.66 feet;

THENCE North 56°16’41” West, departing the northwest right-of-way line of said State Highway 174, a distance of 60.07 feet to a 5/8” iron rod with cap stamped “KHA” set for corner, same being the POINT OF BEGINNING;

THENCE South 33°43’19” West, a distance of 385.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE North 56°16’41” West, a distance of 250.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE North 33°43’19” East, a distance of 385.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE South 56°16’41” East, a distance of 250.00 feet to the POINT OF BEGINNING and containing 2.210 acres (96,250 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. 201000003434 in the Real Property Records of Johnson County, Texas.

SITE 53

BEING a tract of land situated in the J. Balch Survey Abstract No. 82, in the City of Fort Worth, Tarrant County, Texas, and being a portion of a tract of land conveyed to Chesapeake Land Development Company, L.L.C., as evidenced by a Correction General Warranty Deed recorded in Instrument No. D209086194 the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being all of Lot 1R1 of Holman Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 8951 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at an “X” cut set for the southwest corner of said Lot 1R1, same being the intersection of the east right-of-way line of Stark Street (a called 50’ wide right-of-way) with the north right-of-way line of Craig Street (a called 60’ wide right-of-way), from said corner, a found 1/2-inch iron rod bears North 76°03’54” East, 3.47 feet and a found aluminum disk bears North 60°58’27” West, 1.62 feet;

THENCE NORTH, along the common line of said Lot 1R1 and Stark Street, a distance of 363.36 feet to a 1/2-inch iron rod with cap found for the northwest corner of said Lot 1R1, said point being on the south line of Lot 4-R of McElyea Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-71, Page 496, P.R.T.C.T.;

THENCE North 89°35’55” East, departing the east right-of-way line of said Stark Street, along the common line of said Lots 1R1 and 4-R, a distance of 145.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE SOUTH, continuing along the common line of said Lots 1R1 and 4-R, a distance of 44.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 89°35’55” East, continuing along the common line of said Lots 1R1 and 4-R, at a distance of a called 98.00 feet, passing the southwest corner of Lot 3 of the R. G. McElyea Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-D, Page 309, P.R.T.C.T., continuing along the common line of said Lots 1R1 and 3 for a total distance of 140.60 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the north common corner of said Lot 1R1 and Lot 2R of said Holman Subdivision;

THENCE SOUTH, departing the common line of said Lots 1R1 and 3, along the common line of said Lots 1R1 and 2R, a distance of 320.53 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the south common corner of said Lot 1R1 and Lot 2R of said Holman Subdivision, same being on the north right-of-way line of aforesaid Craig Street;

THENCE South 89°50’00” West, along the south line of said Lot 1R1 and the north right-of-way line of said Craig Street, a distance of 285.59 feet to the POINT OF BEGINNING and containing 2.244 acres (97,754 square feet) of land, more or less.

SITE 54

BEING a tract of land situated in the Heirs of Hays Covington Survey, Abstract No. 256, City of Fort Worth, Tarrant County, Texas, and being all of Lots 5, 6, 7 and 8, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-A, Page 121 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being a portion of a tract of land conveyed to Tarrant FW Properties, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208011085 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod found for the northeast corner of said Lot 8, Block 9, same being the northwest corner of Lot 9-R, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet B, Slide 1374, P.R.T.C.T., said iron rod also being on the south right of way line of Albert Avenue (a called 50’ wide public right of way);

THENCE South 00°01’28” East, departing the south right of way line of said Albert Avenue, along the east line of said Lot 8, Block 9, the west line of said Lot 9-R, Block 9 and the west line of Lot 10-R, Block 9 as depicted in said Cabinet B, Slide 1374, a distance of 379.76 feet to a 5/8-inch iron rod found for the southeast corner of said Lot 8 and the southwest corner of said Lot 10-R, same being the north common corner of Lots 16 and 17, Block 9 as depicted in said Volume 388-A, Page 121;

THENCE West, along the south line of aforesaid Lots 8, 7, 6, and 5, Block 9, the north line of Lots 17, 18 and 19, Block 9, as depicted in said Volume 388-A, Page 121 and the north line of Lot 19-R, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 4207, P.R.T.C.T. a distance of 448.00 feet to a 5/8-inch “KHA” capped iron rod set for the south common corner of said Lot 5 and Lot 4 in said Block 9;

THENCE North 00°01’28” West, departing the north line of said Lot 19-R and along the common line of said Lots 4 and 5, a distance of 380.69 feet to a 5/8-inch “KHA” capped iron rod set for the north common corner of said Lots 4 and 5, same being on the south right of way line of aforesaid Albert Avenue;

THENCE South 89°52’52” East, along the south right of way line of said Albert Avenue and the north line of aforesaid Lots 5, 6, 7 and 8, Block 9, a distance of 448.00 feet to the POINT OF BEGINNING and containing 3.910 acres (170,340 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025984 in the Real Property Records of Tarrant County, Texas.

SITE 55

BEING a tract of land situated in the J.F. Redding Survey, Abstract Number 1302, located in Tarrant County, Texas, and being a portion of 9.811 acres tract of land described in Special Warranty Deed to KHC Land Investments, L.L.C., recorded under instrument no. D208014151 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch found iron rod for the southeast corner of 0.9181 acre tract of land described in Special Warranty Deed to KHC Land Investments, L.L.C., recorded under Instrument Number D208014155 of the Deed Records of Tarrant County, Texas and being at the intersection of the north right-of-way line of Randol Mill Road (120 feet wide) with the westerly line of Handley-Ederville Road (a variable width right-of-way);

THENCE South 73°28’08” West, with the north right-of-way line of Randol Mill Road as described in deed to the City of Fort Worth, recorded in Volume 9248, Page 2335 of the Deed Records of Tarrant County, Texas and the southerly line of the 0.9181 acre tract and the 9.811 acre tract, passing at a distance of 235.24 feet a 5/8-inch iron rod found with a cap stamped “ANA” for the southerly common corner of the said 0.9181 acre and 9.811 acre tracts, in all a total distance of 330.35 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for the POINT OF BEGINNING;

THENCE continuing with the said north right-of-way line of Randoll Mill Road, South 73°28’08” West, a distance of 372.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE leaving the said north right-of-way line, North 15°39’31” West, a distance of 198.20 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner on the south line of a 50 feet wide Sanitary Sewer Easement to the City of Fort Worth as depicted on Fort Worth Sewer Map No. 2084-404 ;

THENCE North 71°28’43” East, along the south line of said Sanitary Sewer Easement, a distance of 369.20 feet to 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE South 16°31’52” East, a distance of 210.99 feet to the POINT OF BEGINNING and containing 1.740 acres, or 75,787 square feet of land, more or less.

SITE 56

BEING a tract of land situated in the H. G, Catlett Survey, Abstract Number 181, Johnson County, Texas, and being a portion a called 9.496 acre tract of land described in the Deed to North Texas Acquisition, L.L.C., executed January 15, 2008, recorded in Volume 4272, Page 658, Deed Records of Johnson County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch found iron rod with yellow cap stamped “Dunaway Assoc., L.P., for the west corner of said “Tract One”, being in the northeasterly right-of-way line of said N. W. John Jones Drive, from which, an “X” cut in concrete found for the south corner of said “Tract Two”, bears South 45°19’41” East, a distance of 579.78 feet;

THENCE, North 45°21’59” West, with the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 80.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE, North 45°21’59” West, continuing with the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 377.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 44°38’12” East, leaving the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 300.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 45°21’59” East, a distance of 377.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 44°38’12” West, a distance of 300.00 feet to the POINT OF BEGINNING and containing 2.596 acres (113,100 square feet) of land, more or less.

SITE 57

BEING a tract of land in the W. W Wilburn Survey, Abstract No. 1639, City of Benbrook, Tarrant County, Texas, being part of a called 20.053 acre tract of land as described in deed to Tarrant FW Properties, L.L.C., recorded in County Clerk’s File No. D208017602 Deed Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found in the south right-of-way line Farm To Market Highway No. 2871 (a 160 foot wide right-of-way) said point being the northeast corner of Lot 5, Block 1 of Whitestone Ranch Phase I, an addition to the city of Benbrook as recorded in Cabinet A, Page 6732 Plat Records Of Tarrant County, Texas;

THENCE with said south right-of-way line, South 28°11’28” East, at a distance of 252.21 feet to a 5/8” iron rod with “KHA” cap set for corner and the POINT OF BEGINNING;

THENCE continuing with said south right-of-way line, South 28°11’28” East, at a distance of 365.83 feet to a 5/8” iron rod with “KHA” cap set for corner

THENCE South 53°57’09” West, leaving said south right-of-way line and across said 20.053 acre tract, a distance of 350.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 29°46’00” West, a distance of 414.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 61°50’09” East, a distance of 358.10 feet to the POINT OF BEGINNING and containing 3.157 acres or 137,519 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025985 in the Real Property Records of Tarrant County, Texas.

SITE 58

BEING a tract of land located in the J. O’Daniel Survey, Abstract No. 1186, in the City of Arlington, Tarrant County, Texas, being a portion of a called 4.631 acre tract of land conveyed to Chesapeake Exploration, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208443823, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNINING at a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the northeast corner of said 4.631 acre tract, same being on the west line of a called 54.25 acre tract of land conveyed to Peyco Family, Ltd., as evidenced in a Deed recorded in Volume 10897, Page 2138, D.R.T.C.T.;

THENCE South 00°25’51” East, along the east line of said 4.631 acre tract and the west line of said 54.25 acre tract, a distance of 390.00 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the southeast corner of said 4.631 acre tract;

THENCE South 89°37’05” West, along the south line of said 4.631 acre tract, a distance of 517.45 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the southwest corner of said 4.631 acre tract;

THENCE North 00°22’55” West, along the west line of said 4.631 acre tract, a distance of 390.00 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the northwest corner of said 4.631 acre tract;

THENCE North 89°37’05” East, along the north line of said 4.631 acre tract, a distance of 517.12 feet to the POINT OF BEGINNING and containing 4.631 acres (201,742 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Partial Assignment of Access Easement Agreement recorded as Document No. D210026010 in the Real Property Records of Tarrant County, Texas.

SITE 59

BEING a tract of land situated in the J.W. Gorbett Survey, Abstract No. 608 in the City of Crowley, Tarrant County, Texas, and being a portion of a 5.000 acre tract conveyed to Chesapeake Exploration, LLC, as recorded under Document No. D207309747, Deed Records, Tarrant County, Texas, said tract being more fully described as follows:

BEGINNING at a 1/2-inch iron rod found for the north corner of said 5.000 acre tract, same being on the easterly right-of-way line of G.C. & S.F. Railroad (100 foot right-of-way) ;

THENCE South 37° 30’ 54” East, leaving said right-of-way line and along the northeast line of said 5.000 acre tract, a distance of 581.68 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the east corner of said 5.000 acre tract, same being on the northwesterly right-of-way line of Farm Road No. 731 (a variable width public right-of-way), recorded in Volume 4199, Page 164, Deed Records, Tarrant County, Texas;

THENCE South 45° 27’ 58” West, along northwesterly right-of-way line of said Farm Road No. 731and the southeast line of said 5.000 acre tract, a distance of 173.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 44°40’ 06” West, leaving northwesterly right-of-way line of said Farm Road No. 731 and the southeast line of said 5.000 acre tract, a distance of 405.97 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the westerly line of said 5.000 acre tract, same being on the easterly right-of-way line of aforesaid G.C. & S.F. Railroad right-of-way;

THENCE North 10° 30’ 04” East, along the westerly line of said 5.000 acre tract and the easterly line of said G.C. & S.F. Railroad right-of-way, a distance of 299.00 feet to the POINT OF BEGINNING and containing 2.290 acres (99,757 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 60

BEING a tract of land situated in the James W. Williams Survey, Abstract No. 1599, City of Fort Worth, Tarrant County, Texas and being a portion of Lot 17, Block 45, Candleridge Addition, an Addition to the City of Fort Worth, Texas, according to the plat thereof recorded in Volume 388-135, Page 96, Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being a portion of a called 10.407 acre tract, conveyed to Chesapeake Exploration, L.L.C., as evidenced in a Deed recorded in County Clerk’s Instrument No. D208079920, of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said 10.407 acre tract, same being the east corner of Lot 16, Block 45 of Blocks 38-49, Candleridge, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 388-102, Page 6, P.R.T.C.T., same also being on the northwest right of way line of Cleburne Road (a called 60’ wide right of way), from said found 1/2-inch iron rod, a found 3/4-inch iron rod bears South 03°04’54” East, 1.22 feet;

THENCE North 34°17’09” West, departing the northwest right of way line of said Cleburne Road, along the west line of said 10.407 acre tract and along the easterly line of said Block 45, a distance of 920.23 feet to a 1/2-inch iron rod found for a west corner of said 10.407 acre tract, same being the northeast corner of Lot 2 of said Block 45, from said iron rod, a found 5/8-inch iron rod bears South 15°58’11” West, 1.25 feet;

THENCE North 19°17’16” East. continuing along the westerly line of said 10.407 acre tract and the easterly line of said Block 45, a distance of 48.25 feet to a 1/2-inch iron rod found for the northwest corner of said 10.407 acre tract, same being on the southerly line of Wedgewood Addition, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 388-65, Page 43, P.R.T.C.T., from said iron rod, a found 1/2-inch iron rod bears South 15°05’31” West, 1.19 feet;

THENCE in an easterly direction, along the northerly line of said 10.407 acre tract and the southerly line of said Wedgewood Addition, the following:

South 70°42’44” East, a distance of 272.60 feet to a 1/2-inch iron rod found for the point of curvature of a curve to the left;

Along the arc of said curve to the left, through a central angle of 27°38’01”, having a radius of 785.16 feet, a chord bearing of South 84°28’44” East, a chord distance of 375.02 feet and an arc length of 378.68 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 26°24’44” East, departing the northerly line of said 10.407 acre tract and the southerly line of said Wedgewood Addition, a distance of 159.20 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 88°47’40” East, a distance of 224.00 feet to a 5/8-inch iron rod found for a corner on the east line of said 10.407 acre tract;

THENCE South 01°12’20” West, along the east line of said 10.407 acre tract, a distance of 288.00 feet to a 3/4-inch iron rod found for the southeast corner of said 10.407 acre tract, same being on the curving northwest right of way line of aforesaid Cleburne Road, said curve being a non-tangent curve to the left;

THENCE in a southwesterly direction, along the southeast line of said 10.407 acre tract and the northwest right of way line of said Cleburne Road, the following:

Along the arc of said curve to the left, through a central angle of 16°29’46”, having a radius of 790.00 feet, a chord bearing of South 63°47’52” West, a chord distance of 226.67 feet and an arc length of 227.45 feet to a 1/2-inch iron rod found for the end of said curve;

South 55°55’06” West, a distance of 257.74 feet to the POINT OF BEGINNING and containing 8.500 acres (370,273 square feet) of land, more or less.

SITE 61

BEING a tract of land situated in the J. Brannon Survey, Abstract Number 156, located in the City of Grand Prairie, Tarrant County, Texas, being a part of a called 6.553 acre tract of land described in deed to Chesapeake Land Company, LLC, recorded under Instrument Number D208044631 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found in the proposed curving westerly right-of-way line of Lakeridge Parkway (a variable width public right-of-way) for the southeasterly corner of the beforementioned 6.553 acre tract, same being the northeasterly corner of a called 1.346 acre Save & Except tract described in deed to Lake Parks Joe Poole Communities, Ltd., recorded under Instrument Number D207124813 of the Deed Records of Tarrant County, Texas;

THENCE leaving the proposed westerly right-of-way line of Lakeridge Parkway with the common line of the 6.553 acre and the 1.346 acre tracts, North 68°00’55” West, a distance of 360.35 feet to a 5/8-inch iron rod found in the southeasterly line of a 100-foot wide Texas Power & Light Company easement, recorded in Volume 2549, Page 499 of the Deed Records of Tarrant County, Texas, for the southwesterly corner of the 6.553 acre tract, same being the northwesterly corner of the 1.346 acre tract;

THENCE with the southeasterly line of the 100-foot wide Texas Power & Light Company easement and the northwesterly line of the 6.553 acre tract, North 23°59’45” East, a distance of 358.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE leaving the southeasterly line of the 100-foot wide Texas Power & Light Company easement and across the 6.553 acre tract, South 66°35’20” East, a distance of 392.34 feet to a 5/8-inch iron rod with “KHA” cap set for corner on the easterly line of said 6.553 acre tract, same being in the proposed curving westerly right-of-way line of Lakeridge Parkway and the beginning of a non-tangent curve to the left;

THENCE with the easterly line of said 6.553 acre tract and the proposed westerly right-of-way line of Lakeridge Parkway, Southwesterly, with the curve to the left, through a central angle of 16°08’04”, having a radius of 1250.00 feet, and a chord bearing and distance of South 29°15’38” West, 350.84 feet, an arc distance of 352.00 feet to the POINT OF BEGINNING and containing 2.985 acres (130,032 square feet) of land.

SITE 62

BEING a tract of land situated in the W. Gray Survey, Abstract Number 635, in the City of Fort Worth, Tarrant County, Texas, being part of Block 7 of the Fort Worth Stock Yards Company, an addition to the City of Fort Worth, Tarrant County, Texas, thereof recorded in Volume 388-A, Page 111 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), said tract being a portion of that certain tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208054486 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a found concrete monument with a brass disk stamped “SW COR 7” for the southwest corner of Block 7 of the beforementioned Fort Worth Stock Yards Company and being the intersection of the north right-of-way line of Twenty Ninth Street (called ±58’ wide right-of-way) with the easterly right-of-way line of Commerce Street (called ±58 wide right-of-way);

THENCE North 15°18’52” West, along said easterly right-of-way line and the westerly line of said Block 7, a distance of 674.28 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner and being the POINT OF BEGINNING;

THENCE North 15°18’52” West, continuing along said easterly right-of-way line and the westerly line of said Block 7, a distance of 415.00 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE North 89°41’08” East, leaving the said easterly right-of-way line, a distance of 207.00 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE South 39°46’58” East, a distance of 519.80 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE South 89°44’26” West, a distance of 430.00 feet to the POINT OF BEGINNING and containing 2.932 acres (127,694 square feet) of land, more or less.

SITE 63

BEING a tract of land situated in the Isabel Flores Survey, Abstract Number 507, in the City of Fort Worth, Tarrant County, Texas, being a part of the called 31.111 tract of land described in Special Warranty Deed to Chesapeake Exploration, L.L.C., recorded under Instrument Number D208051645 of the Official Public Records of Tarrant County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/4-inch iron rod found for the southwest corner of said 31.111 acre tract, said iron rod also being on the east right of way line of West Cleburne Road;

THENCE North 00°09’55” East, along the west line of said 31.111 acre tract and the east right of way line of West Cleburne Road, a distance of 314.56 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING;

THENCE North 00°09’55” West, continuing along the west line of said 31.111 acre tract and the east right of way line of West Cleburne Road, a distance of 375.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 89°53’35” East, departing the west line of said 31.111 acre tract and the east right of way line of West Cleburne Road, a distance of 741.40 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°06’25” East, a distance of 375.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°53’35” West, a distance of 743.18 feet to the POINT OF BEGINNING and containing 6.390 acres (278,358 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Partial Assignment of Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 64

BEING a tract of land out of the Rector Collins Survey Abstract No. 351, City of Fort Worth, Tarrant County, Texas, being all of “Tract Two”, called 2.956 acres, described in Special Warranty Deed to Tarrant FW Properties, L.L.C. recorded in Instrument No. D208056121, Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set for the northeast corner of said Tract Two, same being the northwest corner of Lot 8, Block 19 of North Meadowbrook Estates, an addition to the City of Fort Worth, recorded in Volume 388-194, Page 6, Plat Records of Tarrant County, Texas, said corner also being on the south right-of-way line of Ederville Road (a 68-foot wide public right-of-way);

THENCE with the east line of said Tract Two and the west line of Block 19 of said North Meadowbrook Estates, South 00°33’33” East, a distance of 422.47 feet to a 1/2” iron rod found for the southeast corner of said Tract Two and the southwest corner of said Block 19, same being on the north line of a tract of land described as “Tract II” in deed to CSCL L.P. recorded in Instrument No. D204311921, Official Public Records of Tarrant County, Texas;

THENCE with the south line of said Tract Two and the north line of said Tract II, South 89°51’37” West, a distance of 312.77 feet to a 1/2” iron rod found for the southwest corner of said Tract Two and the northwest corner of said Tract II, same being on the east line of Block 22 of Town of Ederville, an addition to Tarrant County according to the plat recorded in Volume 388-A, Page 38, Plat Records of Tarrant County, Texas;

THENCE with the west line of said Tract Two and the east line of said Block 22, North 01°02’29” West, a distance of 93.55 feet to a 5/8” iron rod with “KHA” cap set for corner at the southeast corner of the terminus of Eder Street (a 70-foot wide public right-of-way), said point also being the northeast corner of said Block 22;

THENCE continuing with the west line of said Tract Two, along the east right-of-way line of said Eder Street and the east line of Block 15 of said Town of Ederville, North 00°57’43” West, a distance of 303.37 feet to a 5/8” iron rod with “KHA” cap set for the northwest corner of said Tract Two, same being on the south right-of-way line of aforesaid Ederville Road;

THENCE with the north line of said Tract Two and the south right-of-way line of said Ederville Road, North 85°13’33” East, a distance of 316.54 feet to the POINT OF BEGINNING and containing 2.956 acres or 128,768 square feet of land.

The bearings for this survey are based on a bearing of North 00°57’43” West, for the east terminus of Eder Street according to said Tarrant FW Properties, L.L.C. Special Warranty Deed.

SITE 65

BEING a tract of land situated in the W. W. Warnell Survey, Abstract Number 1612, City of Arlington, Tarrant County, Texas, and being a portion of a called 12.949 acre tract of land, conveyed to Tarrant FW Properties, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D208071426, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2 inch iron rod found for the northeast corner of said 12.949 acre tract, and the northwest corner of Lot 1, Hixson Addition, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Cabinet A, Slide 7738, of the Plat Records of Tarrant County, Texas, said iron rod also being in the south line of that certain “called 1.055 acre tract” of land described in the Warranty Deed to Texas Utilities Electric Company, executed April 7, 1987, recorded in Volume 8903, Page 1601, said Deed Records, from which, a 1/2 inch found iron rod for the northeast corner of said Lot 1 bears North 89°53’41” East, a distance of 210.02 feet;

THENCE, South 00°23’17” East, along the common line of said 12.949 acre tract and said addition, at a distance of 454.97 feet, pass the common west corner of Lot 5, said Hixson Addition and Lot 7, W. W. Warnell Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-198, Page 14, said Plat Records, and continuing with the common line of said 12.949 acre tract and said Warnell Addition, in all, a total distance of 495.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE, South 89°57’14” West, departing the east line of said 12.949 acre tract and the west line of said Warnell Addition, a distance of 548.20 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner on the west line of said 12.949 acre tract and the east line of a called 4.96 acre tract, conveyed to John R. Sheffield as evidenced in a Deed recorded in Volume 14556, Page 208,D.R.T.C.T.;

THENCE, North 00°28’15” West, along the west line of said 12.949 acre tract, the east line of said 4.96 acre tract and the east line of that certain tract of land described in the Warranty Deed, to William C. Rayburn, recorded in Volume 6512, Page 392, D.R.T.C.T., passing the common east corner of said Rayburn tract and that certain tract of land described in the Warranty Deed, to William P. Rayburn et ux Charlene S. Rayburn, executed May 5, 1967, recorded in Volume 6512, Page 388, D.R.T.C.T., and continuing for a total distance of 495.00 feet, to a 1/2 inch found iron rod (Controlling Monument) for the northwest corner of said 12.949 acre tract, being the southwest corner of that certain “called 0.932 acre tract” of land described in the Warranty Deed to Texas Utilities Electric Company, executed April 7, 1987, recorded in Volume 8903, Page 1601, D.R.T.C.T.;

THENCE, North 89°57’14” East, passing the common south corner of said “called 0.932 acre tract” and that certain “called 0.63 acre tract” of land (Volume 8903, Page 1601), and continuing with the common line of said 12.949 acre tract and said “called 0.63 acre” tract, passing the common south corner of said “called 0.63 acre tract” and said “called 1.055 acre tract” of land (Volume 8903, Page 1601), and continuing with the common line of said 12.949 acre tract and said “called 1.055 acre” tract a distance of 548.92 feet to the POINT OF BEGINNING and containing 6.233 acres (271,532 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025986 in the Real Property Records of Tarrant County, Texas.

SITE 66

BEING a tract of land situated in the Elizabeth Jones Survey, Abstract Number 841, City of Fort worth, Tarrant County, Texas, and part of Lot 30R, Block 9, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Cabinet A, Slide 12523, Plat Records of Tarrant County, Texas (P.R.T.C.T.), and part of that certain tract of land described in the Special Warranty Deed to Fort Worth Land, L.L.C., recorded in County Clerk’s Instrument No. D208086631, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found for the southeast corner of said Fort Worth Land, L.L.C., tract, same being in the west line of Lot 5, being the southeast corner of said Lot 30R and the northeast corner of Lot 1-R, Block 8, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-71, Page 500, P.R.T.C.T.;

THENCE, South 89°58’43” West, along the south line of said Fort Worth Land, L.L.C., tract, the south line of said Lot 30R and the north line of said Lot 1-R, a distance of 298.00 feet to a 5/8 inch set iron rod with cap stamped “KHA”;

THENCE, North 00°02’38” West, departing the south line of said Fort Worth Land, L.L.C., tract, the south line of said Lot 30R and the north line of said Lot 1-R, a distance of 496.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE, North 89°35’39” East, a distance of 298.01 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner on the east line of said Fort Worth Land, L.L.C., tract, the east line of said Lot 30R and the west line of a tract of land conveyed to James M. Pedigo and wife Sheila K. Pedigo as described in a Deed recorded in Volume 16324, Page 337, D.R.T.C.T.;

THENCE, South 00°02’38” East, along the east line of said Lot 30R the east line of said Fort Worth Land, L.L.C., tract, the west line of said Pedigo tract, the west line of that certain tract of land described in the Warranty Deed with Vendor’s Lien, to Judith C. Wright Williams, executed April 20, 1979, recorded in Volume 6724, Page 977, said Deed Records, the west line of that certain tract of land described in the Warranty Deed with Vendor’s Lien, to Karl B. Williams and wife Judith C. Williams, executed January 11, 1984, recorded in Volume 7729, Page 1420, said Deed Records, and the west line of Lot 5, Block 1, Welborn View Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-87, Page 23, said Plat Records, to a 1/2 inch found iron rod in the west line of said Lot 5, being the southeast corner of said Lot 30 and the northeast corner of Lot 1-R, Block 8, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-71, Page 500, said Plat Records, a distance of 498.00 feet, to the POINT OF BEGINNING and containing 3.400 acres (148,106 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025987 in the Real Property Records of Tarrant County, Texas.

SITE 67

BEING a tract of land out of the S.B. Hopkins Survey, Abstract No. 671, City of Fort Worth, Tarrant County, Texas, being part of a called 5.837 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208090859, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 2, Block 3, Frank M. Anderson Subdivision, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 1255, Page 306, Deed Records of Tarrant County, Texas and part of Block 2-R, Frank M. Anderson Subdivision, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume B, Page 1675, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set at the intersection of the west right-of-way line of Sandy Lane (a variable width public right-of-way) and the south right-of-way line of Anderson Boulevard (a 60-foot wide public right-of-way, Volume 1255, Page 306, Deed Records of Tarrant County, Texas);

THENCE with said west right-of-way line, South 38°06’35” West, a distance of 571.92 feet to a 5/8” iron rod with “KHA” cap set for corner in the north line of a tract of land described in Special Warranty Deed to Abaco Properties, Inc. recorded in Instrument No. D200029728, Official Public Records of Tarrant County, Texas;

THENCE departing said west right-of-way line and with the north line of said Abaco Properties tract and the south line of said Lot 2, Block 3, West, at a distance of 248.37 feet, passing a 1/2” iron rod with cap found at the southeast corner of said Block 2-R, continuing with the south line of said Block 2-R, in all a total distance of 338.37 feet to a 5/8” iron rod with “KHA” cap set for corner; said point being a re-entrant corner of said Block 2-R and being the northwest corner of said Abaco Properties, Inc. tract;

THENCE North, a distance of 450.00 feet to a 5/8” iron rod with “KHA” cap set in said south right-of-way line of Anderson Boulevard; said point being the northernmost northeast corner of said Block 2-R;

THENCE with said south right-of-way line, East, a distance of 691.34 feet to the POINT OF BEGINNING and containing 5.319 acres or 231,686 square feet of land.

SITE 68

BEING a tract of land situated in the B. B. B. & C. RR. Co. Survey, Abstract No. 218, in the City of White Settlement, Tarrant County, Texas and being a portion of Site 7-A and Site 7-B, Western Hills Park, Third Section, an addition to the City of White Settlement, recorded in Cabinet B, Slide 1-6 in the Plat Records of Tarrant County, Texas, and being a portion of a called 11.75 acre tract of land conveyed to Fort Worth Land, L. L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208099301 in the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found in the east line of South Las Vegas Trail (an 80-foot right-of-way), said point being the northwest corner of said 11.75 acre tract and the northwest corner of said Site 7-A and the southwest corner of Block J of Melody Park, an addition to the City of White Settlement, recorded in Volume 388-S, Page 82, in the Plat Records of Tarrant County, Texas;

THENCE South 89°37’00” East, departing the east line of said South Las Vegas Trail, along the common line of said 11.75 acre tract and said Block J and the north line of said Sites 7-A and 7-B, passing at a distance of 265.98 feet, a 1/2-inch iron rod found for the common north corner of said Site 7-A and Site 7-B, continuing for a total distance of 477.00 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner;

THENCE South 00°23’00” West, departing the common line of said Site 7-B, said 11.75 acre tract and said Block J, a distance of 424.00 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner;

THENCE North 89°37’00” West, a distance of 465.26 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner, said point being on the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A and the easterly line of said South Las Vegas Trail, and being in a non-tangent curve to the right;

THENCE northerly, along the easterly line of said South Las Vegas Trail, and along the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A, with said curve to the right, through a central angle of 07°57’40”, having a radius of 1524.01 feet, and a chord bearing and distance of North 03°10’52” West, 211.58 feet, an arc length of 211.75 feet to a 1/2-inch iron rod found for corner;

THENCE North 00°45’55” East, continuing along the easterly line of said South Las Vegas Trail, and along the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A, a distance of 212.83 feet to the POINT OF BEGINNING and containing 4.633 acres (201,828 square feet) of land, more or less.

SITE 69

BEING a tract of land out of the W.J. Morgan Survey Abstract No. 1092, City of Fort Worth, Tarrant County, Texas, being part of a called 12.54 acre tract of land described as “Tract 1” in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208126795, Official Public Records of Tarrant County, Texas, said tract also being part of Block A, Westcliff, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-41, Page 34, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found in the southwest right-of-way line of Interstate Highway 20 (a variable width public right-of-way); said point being the northernmost corner of a tract of land described in deed to Southwestern Bell Telephone recorded in Volume 3826, Page 54 Deed Records of Tarrant County, Texas; said point also being the northeast corner of said Block A;

THENCE departing said southwest right-of-way line with the northwest line of said Southwestern Bell Telephone tract, South 29°13’43” West, a distance of 328.97 feet to a 5/8” iron rod with “KHA” cap set for corner; from said point, an aluminum disk found bears South 29°13’43” West, a distance of 15.23 feet; said point being the westernmost corner of said Southwestern Bell Telephone tract;

THENCE departing said northwest line, North 60°46’17” West, a distance of 471.57 feet to a “PK” nail set for corner;

THENCE North 45°16’43” East, a distance of 319.65 feet to a “X” cut in concrete set for corner in said southwest right-of-way line of Interstate Highway 20;

THENCE with said southwest right-of-way line, South 64°01’25” East, a distance of 383.82 feet to the POINT OF BEGINNING and containing 3.110 acres or 135,462 square feet of land.

SITE 70

BEING a tract of land situated in the Hamilton Bennett Survey, Abstract Number 138, located in the City of Fort Worth, Tarrant County, Texas, and being a portion of a called 53.33 net acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in Document Number D208132318 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T), and also being a portion of a called 2.00 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in Document Number D208132320 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T), said tract being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch found iron rod with cap stamped “CARTER BURGESS” for the southeast corner of said 53.33 net acre tract, said corner being the intersection of the west right-of-way line of Interstate Highway 820 (variable width right-of-way) with the north right-of-way line of Trinity Boulevard (variable width right-of-way);

THENCE South 89° 51’ 37” West, along the said Trinity Boulevard right-of-way line, a distance of 202.79 feet to a point;

THENCE North 00° 08’ 23” West, leaving the said Trinity Boulevard right-of-way line, a distance of 25.81 feet to a metal fence corner post found for a corner;

THENCE North 39° 30’ 14” West, along a chain link fence, a distance of 271.24 feet to a metal fence corner post found for corner;

THENCE North 53° 40’ 05” East, along a chain link fence, a distance of 406.70 feet to a metal fence corner post found for corner;

THENCE South 32° 45’ 45” East, along a chain link fence for part of the way, a distance of 303.02 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the easterly line of aforesaid 53.33 net acre tract, same being on the westerly right-of-way line of aforesaid Interstate Highway 820;

THENCE in a southerly direction, along the east line of said 53.33 acre tract and the west right-of-way line of said Interstate Highway 820, the following:

South 40°45’09” West, a distance of 178.56 feet to a 3/4-inch iron rod found for a corner;

South 00°13’46” East, a distance of 85.47 feet to the POINT OF BEGINNING and containing 3.058 acres (133,220 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 71

BEING a tract of land situated in the JOHN H. LUCAS SURVEY, ABSTRACT NO. 932, City of Crowley, Tarrant County, Texas and being a portion a called 8.451 acre tract of land conveyed to Fort Worth Land, L.L.C., by Special Warranty Deed recorded in County Clerk’s Instrument No. D208135290, Deed Records, Tarrant County, Texas, said tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the northeast corner of said 8.451 acre tract, same being on the westerly line of a 150’ wide T.E.S.Co. Easement and Right of Way as recorded in Volume 6109, Page 623 and Volume 6854, Page 261, Deed Records, Tarrant County, Texas, said iron rod also being on the south right of way line of F. M. 1187 (a variable width public right of way);

THENCE South 46°05’46” West, departing the south right of way line of said F. M. 1187, along the southeast line of said 8.451 acre tract and the westerly line of said 150’ wide T.E.S.Co. Easement and Right of Way, a distance of 690.44 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 43°54’14” West, departing the southeast line of said 8.451 acre tract and the westerly line of said 150’ wide T.E.S.Co. Easement and Right of Way, a distance of 292.70 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 46°04’49” East, a distance of 399.61 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the north line of said 8.451 acre tract and the south right of way line of aforesaid F. M. 1187;

THENCE South 88°42’35” East, along the north line of said 8.451 acre tract and the south right of way line of said F. M. 1187, a distance of 412.70 feet to the POINT OF BEGINNING and containing 3.663 acres (159,569 square feet) of land, more or less.

SITE 73

BEING a tract of land situated in the M.W. Masters Survey, Abstract Number 1048, in the City of Fort Worth, Tarrant County, Texas, same being part of a called 7.000 acre tract of land described in Special Warranty Deed to Chesapeake Exploration, LLC, as recorded in Instrument Number D209014647, of the Official Public Records, of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8-inch found iron rod found for the southwest corner of said Chesapeake Exploration tract and the southeast corner of a tract of land described in Warranty Deed to the City of Fort Worth recorded in Volume 4431, Page 180, of the Deed Records of Tarrant County, Texas, said corner being on the north right-of-way line of Randol Mill Road, a called variable width right of way;

THENCE North 00° 44’ 34” West, departing said north right-of-way line and along said common line between said Chesapeake Exploration tract and said Fort Worth tract, a distance of 288.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner, same being the POINT OF BEGINNING;

THENCE North 00° 44’ 34” West, continuing along said common line between said Chesapeake Exploration tract and said Fort Worth tract, a distance of 418.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89° 15’ 26” East, departing said common line and crossing said Chesapeake Exploration tract, a distance of 270.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 00° 04’ 47” West, continuing across said Chesapeake Exploration tract, a distance of 418.04 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89° 15’ 26” West, continuing across said Chesapeake Exploration tract, a distance of 264.00 feet to the POINT OF BEGINNING and containing 2.562 acres (111,606 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 74

BEING a tract of land located in the E. Moore Survey, Abstract No. 1029, City of Grapevine, Tarrant County, Texas, being a part of a called 41.230 acre tract of land conveyed to North Texas Acquisition, L.L.C., as evidenced in a Special Warranty Deed, recorded under Instrument Number D208137467 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at the northeast corner of said 41.230 acre tract, same being on the south right of way line of Coppell Road (a called 56’ wide right of way), said corner also being on the west line of a tract of land conveyed to the City of Fort Worth, Texas, as evidenced in a Deed recorded in Volume 5475, Page 301 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), form said corner, a found 5/8-inch iron rod bears North 28°38’47” West, 3.89 feet;

THENCE South 00°00’03” West, along the east line of said 41.230 acre tract, the west line of said City of Fort Worth tract and generally along aforesaid chain link fence, passing at a distance of 5.0 feet, a found 1/2-inch “AZ & B” capped iron rod, continuing for a total distance of 1,175.59 feet to a 5/8-inch “KHA” capped iron rod set a corner;

THENCE North 89°58’42” West, departing said common line, a distance of 387.28 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 00°01’18” East, a distance of 570.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°58’42” East, a distance of 351.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 00°01’18” East, a distance of 545.11 feet to a 5/8-inch “KHA” capped iron rod set for the point of curvature of a curve to the left;

THENCE in a northerly direction, along the arc of said curve to the left, through a central angle of 51°09’45”, having a radius of 78.00 feet, a chord bearing of North 25°33’35” West, a chord distance of

67.36 feet and an arc length of 69.65 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the north line of aforesaid 41.230 acre tract and the south right of way line of aforesaid Coppell Road;

THENCE South 89°44’04” East, along the north line of said 41.230 acre tract and the south right of way line of said Coppell Road, passing at a distance of 14.0 feet, a found 1/2-inch “AZ & B” capped iron rod, continuing for a total distance of 64.94 feet to the POINT OF BEGINNING and containing 5.579 acres (243,007 square feet) of land, more or less.

SITE 76

BEING a tract of land situated in the Hays Covington Survey, Abstract No. 256 and the S. H. McEntire Survey, Abstract No. 1006, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Lot 1, Block B, Ridgeway Manor No. 1 Addition, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Cabinet B, Slide 3380, Plat Records, Tarrant County, Texas, and being a portion of a called Tract I, conveyed to KHC Land Investments, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208149437, Official Public Records, Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch rebar rod found in the easterly line of Westridge Avenue (an 80-foot wide right-of-way), and being the northwest corner of said Lot 1 and the southwest corner of Block A-R, Ridgeway Manors No. 3 Inc., to the City of Fort Worth, Tarrant County, Texas, as shown on the plat recorded in Cabinet A, Slide 7061, Plat Records, Tarrant County, Texas, said iron rod also being the northwest corner of said Tract I;

THENCE South 89° 59’ 16” East, departing easterly line of said Westridge Avenue, along the north line of said Tract I, and along the common line between said Lot 1 and Block A-R, distance of 751.88 feet to a 3/4-inch rebar rod found in the west line of Bryant Irvin Road (a 60-foot wide right-of-way) for the northeast corner of said Lot 1, said Tract I and the southeast corner of Block A-R;

THENCE SOUTH, along the east line of said Lot 1, the east line of said Tract I and the west line of said Bryant Irvin Road, a distance of 667.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE North 89° 59’ 16” West, leaving the west line of said Bryant Irvin Road, the east line of said Lot 1 and the east line of said Tract I, a distance of 528.83 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner on the westerly line of said Lot 1, the westerly line of said Tract I and the easterly line of aforesaid Westridge Avenue;

THENCE North 30° 07’ 19” West, along the west line of said Lot 1, the west line of said Tract I and along the easterly line of said Westridge Avenue, a distance of 36.01 feet to a 3/4-inch iron rod found for corner, and being the beginning of a curve to the right;

THENCE northwesterly, continuing along the west line of said Lot 1, the west line of said Tract I and the easterly line of said Westridge Avenue, with said curve to the right, through a central angle 24°40’38”, having a radius of 1563.30 feet, and a chord bearing and distance of North 17°52’00” West, 668.12 feet, an arc length of 673.31 feet to the POINT OF BEGINNING and containing 10.234 acres (445,792 square feet) of land, more or less.

SITE 77

BEING a tract of land situated in the Memucan Hunt Survey, Abstract No. 763, Tarrant County, Texas, and being a portion of called 16.830 acre tract of land described in General Warranty Deed to Fort Worth Land, L.L.C., recorded in County Clerk’s Instrument No. D208151236 of the Official Public Records of Tarrant County, Texas, said tract being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod with cap stamped “Dunaway Assoc. LP” found for the west corner of said 16.830 acre tract and the south corner of that certain tract of land described in the Warranty Deed to TXU Electric Delivery Company (formerly Texas Electric Service Company), executed January 22, 1979, recorded in Volume 6705, Page 407, said Deed Records, and from which a 1 inch found iron rod for the north corner of said Teeter tract bears North 45°01’51” West, a distance of 404.44 feet;

THENCE, North 45°34’18” East, along the common line of said 16.830 acre tract and said TXU tract, a distance of 430.00 feet, to a 5/8 inch iron rod with “KHA” cap set for corner;

THENCE, South 45°01’50” East, leaving said common line, a distance of 298.48 feet to a 5/8 inch iron rod with “KHA” cap set for corner;

THENCE, South 44°58’10” West, a distance of 429.98 feet to a 5/8 inch iron rod with “KHA” cap set for corner on the southwesterly line of aforesaid 16.830 acre tract;

THENCE, North 45°01’50” West, along the southwesterly line of said 16.830 acre tract, a distance of 303.00 feet to the POINT OF BEGINNING and containing 2.969 acres (129,311 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 78

BEING a tract of land out of the Henry McGehee Survey, Abstract No. 998, City of Mansfield, Tarrant County, Texas, being part of a called 16.08 acre tract of land described in Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded in Instrument No. D208150598, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a point in the south right-of-way line of Debbie Lane (a variable width public right-of-way); said point being the northwest corner of Lot 1, Hunter’s Row at Walnut Creek, Section One, an addition to the City of Mansfield, Texas according to the plat recorded in Cabinet A, Page 4150, Plat Records of Tarrant County, Texas; from said point a 1/2” iron rod found bears North 57°07’ West, a distance of 0.7 feet;

THENCE departing said south right-of-way line and with the west line of said Hunter’s Row at Walnut Creek, South 30°21’36” East, a distance of 662.58 feet to a point in the west line of Lot 7, Hunter’s Row at Walnut Creek;

THENCE departing said west line, South 59°38’24” West, a distance of 200.00 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE South 59°38’24” West, a distance of 375.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 30°21’36” West, a distance of 300.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 59°38’24” East, a distance of 375.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 30°21’36” East, a distance of 300.00 feet to the POINT OF BEGINNING and containing 2.583 acres or 112,500 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025988 in the Real Property Records of Tarrant County, Texas.

SITE 80

BEING a tract of land out of the J.J. Albirado Survey, Abstract No. 4, City of Fort Worth, Tarrant County, Texas, being part of a called 49.104 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C. recorded in Instrument No. D208165006, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod with plastic cap found in the south right-of-way line of Risinger Road (a 110-foot wide public right-of-way); said point being the northeast corner of said North Texas Acquisition, L.L.C. tract and the northwest corner of a called 162.186 acre tract of land described in deed to Lewisville 7 Partners, LTD. recorded in Volume 11870, Page 1303, Deed Records of Tarrant County, Texas;

THENCE with said south right-of-way line, South 80°26’16” West, a distance of 15.00 feet to a point for corner;

THENCE departing said south right-of-way line, South 09°33’44” East, a distance of 26.04 feet to the beginning of a tangent curve to the right with a radius of 60.00 feet, a central angle of 27°12’50”, and a chord bearing and distance of South 04°02’41” West, 28.23 feet;

THENCE in a southwesterly direction, with said curve, an arc distance of 28.50 feet to a point for corner;

THENCE South 17°39’06” West, a distance of 153.81 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 84°37’53” East, a distance of 32.07 feet to a 5/8” iron rod with “KHA” cap set for a corner;

THENCE South 09°33’46”, East, along a line that is 60 feet west of and parallel with the common line of said 49.104 acre tract and said 162.186 acre tract, a distance of 128.88 feet to a 5/8-inch “KHA” capped iron rod set for the point of curvature of a curve to the right;

THENCE in a southerly direction, continuing along a line that is 60 feet west of and parallel with the common line of said 49.104 acre tract and said 162.186 acre tract, and along the arc of said curve to the right, through a central angle of 09°00’00”, having a radius of 2,740.00 feet, a chord bearing of South 05°03’46” East, a chord distance of 429.96 feet and an arc length of 430.40 feet to a 5/8-inch “KHA” capped iron rod set for the point of tangency of said curve;

THENCE South 00°33’46” East, continuing along a line that is 60 feet west of and parallel with the common line of said 49.104 acre tract and said 162.186 acre tract, a distance of 11.56 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 84°37’53” West, a distance of 273.23 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 05°22’07” West, a distance of 570.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 84°37’53” East, a distance of 235.00 feet to the POINT OF BEGINNING and containing 3.648 acres or 158,892 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 81

BEING a tract of land situated in the John Jennings Survey, Abstract Number 873, located in the City of Fort Worth, Tarrant County, Texas, and being part of a called 36.07 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded under Instrument Number D208170659 of the Deed Records of Tarrant County (D.R.T.C.T), and being more particularly described by metes and bounds as follows:

COMMENCING at a found PK nail for the southeast corner of said 36.07 acre tract, the northeast corner of a tract of land described in Special Warranty Deed to W. E. Walton, as recorded in Volume 6322, Page 991 of the Deed Records of Tarrant County (D.R.T.C.T), and also being in the west right-of-way line of the Gulf Colorado and Santa Fe Railway Company;

THENCE South 89° 29’ 33” West, leaving right-of-way line of the said Gulf Colorado and Santa Fe Railway Company and along the common line of said Walton tract and 36.07 acre tract, a distance of 34.01 feet;

THENCE North 00° 30’ 27” West, leaving the common line of said Walton tract and 36.07 acre tract, a distance of 131.84 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE North 88° 17’ 20” West, a distance of 245.95 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 01° 26’ 21” East, a distance of 373.89 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 88° 33’ 19” East, a distance of 246.84 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 01° 34’ 28” West, a distance of 375.03 feet to the POINT OF BEGINNING and containing 2.1181 acres (92,265 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 82

BEING a tract of land situated in the H.G. Catlett Survey, Abstract Number 182, located in Johnson County, Texas, and being part of a called 7.500 acre tract of land as described in Special Warranty Deed to North Texas Acquisition, L.L.C. recorded in Volume 4356, Page 0162, Official Public Records, Johnson County, Texas, said tract of land being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the southeast right-of-way line of County Road No. 1020 (a variable width public right-of-way); said point bears North 44°47’19” East, a distance of 23.70 feet from a 1” iron pipe found at the westernmost corner of said North Texas Acquisition, L.L.C. tract;

THENCE along said southeast right-of-way line, North 44°47’19” East, a distance of 225.00 feet to a 5/8” iron rod with “KHA” cap set for corner; said point being the westernmost corner of a tract of land described in deed to Ronald L. Fisher and Rebecca E. Fisher, recorded in Volume 1927, Page 259, Deed Records, Johnson County, Texas;

THENCE departing said southeast right-of-way line and with the southwest line of said Fisher tract, South 44°21’23” East, a distance of 420.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said southwest line, South 44°47’19” West, a distance of 214.51 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 45°47’15” West, a distance of 419.97 feet to the POINT OF BEGINNING and containing 2.119 acres or 92,287 square feet of land.

SITE 83

BEING a tract of land situated in the G. W. COONROD SURVEY, ABSTRACT No. 292, in the City of Arlington, Tarrant County, Texas, and being a portion of Tract B, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-96, Page 46, Plat Records, Tarrant County, Texas,(P.R.T.C.T.) and being a portion of Tract C-R, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-109, Page 33, P.R.T.C.T. and being a portion of a called Tract 1 as conveyed to KHC Land Investments, L.L.C., as described in Special Warranty Deed recorded in Instrument No, D208201855, Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and a portion of a called 8.528 acre tract of land conveyed to KHC Land Investments, L.L.C., as described in Special Warranty Deed recorded in Instrument No, D2082031155, (O.P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said 8.528 acre tract, said point being the southwest corner of said Tract C-R and the southeast corner of Tract D, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-109, Page 33, P.R.T.C.T. said iron rod also being on the north right-of-way line of Washington Drive, (an 80-foot wide public right-of-way);

THENCE NORTH, departing the north right-of-way line of said Washington Drive, along the common line of said Tract C-R and Tract D and along the west line of said 8.528 acre tract, a distance of 753.21 feet to a 5/8-inch iron rod found for the northerly common corner of said Tract C-R and Tract D and the northwest corner of said 8.528 acre tract;

THENCE South 89°13’00” East, departing the common line of said Tract C-R and Tract D, along the north line of said Tract C-R and the north line of said 8.528 acre tract, a distance of 475.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE SOUTH, departing the north line of said Tract C-R, the north line of said 8.528 acre tract, across said Tract C-R, passing at a distance of 271.41 feet, a point on the common line of said Tract C-R, said 8.528 acre tract and aforesaid Tract 1 and aforesaid Tract B, Block 12-R, continuing across said Tract 1 and said Tract B for a total distance of 666.74 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner, said point being on the southerly line of said Tract 1 and said Tract B, same being on the northerly line of aforesaid Washington Drive, and being in a non-tangent curve to the right;

THENCE, southwesterly along the common line of said Tract 1 and said Tract B and said Washington Drive, passing at an arc length of 86.34 feet, the southerly common corner of said Tract 1, said Tract B, said 8.528 acre tract and said Tract C-R, through a central angle of 29°13’25”, having a radius of 624.52 feet, and a chord bearing and distance of South 75°19’31” West, 315.09 feet, a total arc length of 318.54 feet to a 1/2-inch iron rod found for corner;

THENCE South 89°57’00” West, along the common line of said Tract C-R, said 8.528 acre tract and said Washington Drive, a distance of 170.14 feet to the POINT OF BEGINNING and containing 7.994 acres (348,233 sq. ft.) of land, more or less.

SITE 84

BEING a tract of land out of the Matthew Maise Survey Abstract No. 1001, City of Arlington, Tarrant County, Texas, being part of a called 11.407 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208207492, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 32B1BR, M. Maise Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 9022, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the north line of Lot 8, Block 1, Stonebrook Park Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 4905, Plat Records of Tarrant County, Texas; said point being the southwest corner of Lot 32-A, Block 1, M. Maise Addition an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 5000, Plat Records of Tarrant County, Texas;

THENCE with the north line of Block 1, Stonebrook Park Addition, North 89°50’49” West, a distance of 352.46 feet to a 5/8” iron rod with “KHA” cap set for corner in the north line of Lot 20, said Block 1;

THENCE departing said north line, North 00°09’11” East, a distance of 452.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 89°50’49” East, a distance of 317.38 feet to a 5/8” iron rod with “KHA” cap set for corner on the west line of Lot 32B1BR, Block 1 of M. Maise Addition, an Addition to the City of Arlington, Texas, according to the plat recorded in Cabinet A, Page 9022, Plat Records of Tarrant County, Texas;

THENCE with the west line of said Lot 32B1BR, South 00°19’45” West, a distance of 141.45 feet to a 5/8” iron rod with “KHA” cap set for a southwest corner of said Lot 32B1BR;

THENCE with a south line of said Lot 32B1BR, South 89°49’52” East, a distance of 31.96 feet to a 5/8” iron rod with “KHA” cap set for a corner;

THENCE with a west line of said Lot 32B1BR and the west line of aforesaid Lot 32-A, Block 1, South 00°30’10” East, a distance of 310.56 feet to the POINT OF BEGINNING and containing 3.530 acres or 153,767 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 85

BEING a tract of land out of the O.D. Beall Survey, Abstract No. 208, City of Arlington, Tarrant County, Texas, being part of a called 11.08 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208206601, Official Public Records of Tarrant County, Texas, said tract also being a part of Lot 7, O.D. Beall Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Slide 7804, Map Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8” iron rod found for the southeast corner of said Lot 7 and said 11.08 acre tract, same being on the northerly right-of-way line of Interstate Highway No. 20 (a variable width right-of-way);

THENCE departing said northerly right-of-way line, with the east line of said Lot 7 and said 11.08 acre tract, North 00°35’08” West, a distance of 292.29 feet to a corner;

THENCE departing the east line of said Lot 7 and said 11.08 acre tract, South 89°24’52” West, a distance of 217.87 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 84°46’13” West, a distance of 370.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 05°13’47” East, a distance of 270.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 84°46’13” East, a distance of 370.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 05°13’47” West, a distance of 270.00 feet to the POINT OF BEGINNING and containing 2.293 acres or 99,900 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 86

BEING a tract of land situated in the N. B. Breeding Survey, Abstract Number 189, located in the City of Fort Worth, Tarrant County, Texas, and being all of Lots 11, 12 and 13, a portion of Lots 4, 5, 10 and 14 and being a portion of Lakeview Court, a 50’ wide public dedicated right of way, all as dedicated in Lake View Estates, an Addition to the City of Fort Worth, Texas, according to the Plat recorded in Volume 388-34, Page 7, Plat Records, Tarrant County, Texas (P.R.T.C.T.), said tract of land also being a portion of a called 9.285 acre tract of land conveyed to North Texas Acquisition, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208224118, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

BEGINNING at an 8-inch hackberry tree found for the southwest corner of said Lot 12 and the southwest corner of said 9.285 acre tract, same being an inner ell corner of Block 3-R of Jinkens Heights Addition, an Addition to the City of Fort Worth, Texas according to the Plat recorded in Volume 388-31, Page 46, P.R.T.C.T.;

THENCE North 01°09’18” West, along the west line of said Lots 12, 11 and 10, the west line of said 9.285 acre tract and the east line of Lots 20 through 25, Block 3-R of said Jinkens Heights Addition, a distance of 418.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°43’11” East, departing the west line of said Lot 10, the west line of said 9.285 acre tract and the east line of said Jinkens Heights Addition, crossing said Lot 10, aforesaid Lake View Court and aforesaid Lot 5, a distance of 375.09 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 01°09’18” East, crossing said Lots 5, 4, Lake View Court, and aforesaid Lot 14, a distance of 404.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the south line of said Lot 14, same being on the north line of Lot 5, Block 3-R of aforesaid Jinkens Heights Addition;

THENCE South 88°08’29” West, along the south line of said Lot 14, the south line of aforesaid Lots 13 and 12 and along the north line of Lots 5 through 9, Block 3-R of said Jinkens Heights Addition, a distance of 375.00 feet to the POINT OF BEGINNING and containing 3.538 acres (154,113 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 87

BEING a tract of land located in the Thomas Akers Survey, Abstract No. 25, Haltom City, Tarrant County, Texas, and being part of a called 22.950 acre tract of land described in a Special Warranty Deed to North Texas Acquisition, LLC, as recorded in County Clerk’s Office Instrument No. D208227232 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds, as follows:

BEGINNING at a 5/8” iron rod found for the southeast corner of said 22.950 acre tract and the southwest corner of Lot 7 of said Block 1, Pitts Addition, and the Southeast corner of said Gene Snow Tract recorded in Volume 9332, Page 715 of the Deed Records of Tarrant County, Texas, and being on the northwest right-of-way line of State Highway No. 121 (a called 350’ wide right-of-way);

THENCE along the southeast line of said 22.950 acre tract and the northwest right-of-way line of said State Highway No. 121 as follows:

South 72°27’00” West, a distance of 106.38 feet to a 1/2” iron rod found with cap stamped “BRITTIAN & CRAWFORD” at the beginning of a curve to the left;

Southwesterly, along said curve to the left, through a central angle of 03°36’16”, having a radius of 5,904.58 feet, and a chord bearing and distance of South 70°38’56” West, 371.41 feet, an arc length of 371.47 feet to a 5/8” iron rod set with cap stamped “KHA” for a corner;

THENCE North 00°42’40” East, departing the southeast line of said 22.950 acre tract and the northwest right-of-way line of said State Highway No. 121, a distance of 352.34 feet to a 5/8” iron rod set with cap stamped “KHA” for corner on the east line of Lot 13, Block 2, Daniel & Ragsdill Addition, Volume 388-2, Page 113, P.R.T.C.T.

THENCE North 75°21’40” East, departing the east line of said Lot 13, a distance of 225.55 feet to a 5/8” iron rod set with cap stamped “KHA” for corner on the east line of said 22.950 acre tract and the west line of Lot 11, Block 1 of aforesaid Pitts Addition;

THENCE North 78°36’29” East, a distance of 233.26 feet to a 5/8” iron rod found with cap stamped “WARD” for corner on the east line of said 22.950 acre tract and the west line of Lot 11, Block 1 of aforesaid Pitts Addition;

THENCE South 00°06’41” East, along the east line of said 22.950 acre tract and the west line of said Block 1, Pitts Addition, a distance of 300.23 feet to the POINT OF BEGINNING and containing 3.364 acres (146,518 square feet) of land, more or less.

SITE 88

BEING tract of land situated in City of Arlington, Tarrant County, Texas, said tract being a portion of Lot 57-R, Toliver Acres, an addition to the City of Arlington, Tarrant County, Texas according to the plat recorded in Volume 388-75, Page 29, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being part of a called 6.654 acre tract of land described in a deed to Chesapeake Exploration, LLC, as recorded in Instrument Number D209010443, of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said Lot 57-R, and being at the intersection of the east right-of-way line of Truman Street (a called 50’ wide public right-of-way) with the south right-of-way line of East North Street (a called 50’ wide public right-of-way);

THENCE North 00°13’56” East, departing the south line of said East North Street, along the common line of said Lot 57-R and Truman Street, a distance of 299.61 feet to a 1/2-inch iron rod found for the northwest corner of said Lot 57-R, said point also being the southwest corner of Lot 54-A, of Toliver Acres Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Volume 388-15, Page 595, P.R.T.C.T.;

THENCE South 89°52’56” East, departing the east line of said Truman Street, along the common line of said Lot 57-R and Lot 54-A, a distance of 217.75 feet to a 1/2-inch iron rod found for the southeast corner of said Lot 54-A, and being the southwest corner of Lot 54-B of said Toliver Acres Addition (Vol 388-15, Pg 595);

THENCE South 89°47’00” East, along the common line of said Lot 57-R and Lot 54-B, a distance of 437.68 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 00°24’18” East, departing the common line of said Lot 57-R and Lot 54-B and generally along a chain link fence, a distance of 324.27 feet to a PK nail found in concrete for the northwest corner of Lot 58 of said Toliver Acres Addition (Vol. 388-75, Pg 29) and the northeast corner of Lot 1-R of Toliver Acres Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Cabinet A, Slide 1403, P.R.T.C.T., same being on the southerly line of said Lot 57-R;

THENCE, westerly and southerly, along the common line of said Lot 57-R and Lot 1-R, the following courses and distances, to wit:

—North 87°38’01” West, a distance of 110.43 feet to a 5/8-inch iron rod with cap stamped “Brittain & Crawford” found for the northern most northwest corner of said Lot 1-R;

—South 00°09’33” West, a distance of 190.32 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the southern most southeast corner of said Lot 57-R;

—North 87°43’16” West, a distance of 106.37 feet to a 5/8-inch iron rod found for the southern most southwest corner of said Lot 57-R, and being in the east line of Lot 67 of Sol Davis Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Cabinet B, Slide 501, P.R.T.C.T.;

THENCE North 00°16’12” East, along the common line of said Lot 57-R and Lot 67, a distance of 90.88 feet to a 1/2-inch iron rod found for the northeast corner of said Lot 67, and being the southeast corner of a tract of land as described in deed to Larry Lake, as recorded in Volume 14368, Page 171, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.);

THENCE North 00°02’08” West, along the common line of said Lot 57-R and Larry Lake tract, a distance of 99.84 feet to a 1-inch iron pipe found for the northeast corner of said Larry Lake tract;

THENCE North 87°51’48” West, continuing along the common line of said Lot 57-R and Larry Lake tract, a distance of 104.74 feet to a 1-inch iron pipe found for the northwest corner of said Larry Lake tract, and being the northeast corner of a tract of land as described in deed to Lakeway Properties, as recorded in Volume 11876, Page 1675, D.R.T.C.T.;

THENCE North 87°26’09” West, along the common line of said Lot 57-R and Lakeway Properties tract, a distance of 104.43 feet to a 1-inch iron pipe found for the northwest corner of said Lakeway Properties tract, and being the northeast corner of Lot 4-R of Toliver Acres Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Volume 388-71, Page 825, P.R.T.C.T.;

THENCE North 87°47’34” West, along the common line of said Lot 57-R and Lot 4-R, a distance of 233.34 feet to the POINT OF BEGINNING and containing 5.169 acre (225,177 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 89

BEING a tract of land situated in the John Childress Survey, Abstract Number 249, and the William G. Matthews Survey, Abstract Number 1052, Tarrant County, Texas, and being a portion of the remainder of Block 6, Post Oak Village, an addition to the City of Fort Worth, Texas, recorded in Volume 388-145, Page 47, of the Plat Records of Tarrant County, Texas, and being a portion of an 8.347 acre tract of land described in the deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208232442, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod (Controlling Monument) found for the northeast corner of said 8.347 acre tract and said Block 6, and being the intersection of the southerly right-of-way line of Trinity Boulevard (variable width right-of-way) and the westerly right-of-way line of Post Oak Boulevard (an 80-foot wide right-of-way);

THENCE South 89°59’28” West, a distance of 130.70 feet, along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, to a 1/2-inch iron rod found for corner, and being at the beginning of a curve to the left;

THENCE westerly, continuing along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard and with said curve to the left, through a central angle of 03°51’49”, having a radius of 1800.00 feet, and a chord bearing and distance of South 88°03’34” West, 121.36 feet, an arc length of 121.38 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING;

THENCE departing the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, across said 8.347 acre tract, the following courses and distances to wit:

—South 04°44’11” East, a distance of 283.00 feet to a 5/8-inch “KHA” capped iron rod set for corner;

—South 80°31’50” West, a distance of 261.00 feet to a 5/8-inch “KHA” capped iron rod set for corner;

—North 02°49’43” West, a distance of 291.00 feet to a 5/8-inch “KHA” capped iron rod set for corner on the north line of said Block 6, the north line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, and being in a non-tangent curve to the right;

THENCE easterly, along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard and with said curve to the right, through a central angle of 07°59’22”, having a radius of 1800.00 feet, and a chord bearing and distance of North 82°07’58” East, 250.80 feet, an arc length of 251.00 feet to the POINT OF BEGINNING, and containing 1.696 acres (73,887 square feet) of land, more or less.

SITE 90

BEING a tract of land situated in the J. O’ Daniel Survey, Abstract Number 1186, located in the City of Arlington, Tarrant County, Texas, and being a part of Lot 2, J. O’ Daniel Addition, an addition to the City of Arlington, as recorded in Cabinet A, Slide 5247, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being part of a tract of land described in Special Warranty Deed to KHC Land Investments, L.L.C., a limited liability corporation, as recorded under Instrument Number D208234353 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod for the northwest corner of said Lot 2, said corner also being on the south right-of-way line of Bardin Road (120 feet wide);

THENCE North 67° 19’ 28” East, along the common line between said Lot 2 and said south right-of-way line, a distance of 413.74 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 00° 26’ 58” East, leaving the south right-of-way line of Bardin Road, a distance of 525.83 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89° 33’ 02” West, continuing along said common line, a distance of 383.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the southwest corner of said Lot 2 and the northwest corner of said Lot 3;

THENCE North 00° 26’ 58” West, along the west line of said Lot 2, a distance of 369.33 feet to the POINT OF BEGINNING and containing 3.935 acres (171,424 square feet) of land, more or less.

SITE 91

BEING a tract of land situated in the George Akers Survey, Abstract Number 30, in the City of Haltom City, Tarrant County, Texas, and being a portion of a called 7.997 acre tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208238480 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/8-inch iron rod found for the southeast corner of said 7.997 acre tract and the southwest corner of a called Tract 1, conveyed to the City of North Richland Hills, Texas, as evidenced in a Deed recorded in Volume 3922, Page 0621, D.R.T.C.T., same being on the north line of a tract of land conveyed to TCS 2004, LLC, as evidenced in a Deed recorded in County Clerk’s Instrument No. D206158483, D.R.T.C.T., from said corner, a found 1-inch iron rod in an east-west fence line bears South 00°07’48” East, 8.97 feet;

THENCE South 88°45’10” West, along the south line of said 7.997 acre tract and the north line of said TCS 2004, LLC tract, a distance of 493.75 feet to a corner;

THENCE North 01°14’50” West, departing the south line of said 7.997 acre tract and the north line of said TCS 2004, LLC tract, a distance of 102.03 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE North 24°17’13” West, a distance of 265.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 65°42’47” East, a distance of 375.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 24°17’13” East, a distance of 265.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 65°42’47” West, a distance of 375.00 feet to the POINT OF BEGINNING and containing 2.281 acres (99,375 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025989 in the Real Property Records of Tarrant County, Texas.

SITE 92

BEING a tract of land situated in the WILLIAM STEPHENS SURVEY, Abstract No. 1429 and the RACHEL MEDLIN SURVEY, Abstract No. 1044, in the City of Arlington, Tarrant County, Texas, and being a portion of a called 5.69 net acre tract described in a Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208249458 of the Deed Records Tarrant County, Texas, (D.R.T.C.T.), also being a portion of Lot 33-R-1D1 of the WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Cabinet A, Slide 7772 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.) and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod found for the southeast corner of said 5.69 net acre tract, same being in the north right-of-way line of S.W. GREEN OAKS BOULEVARD (120-foot wide public right-of-way ), said point being the southeast corner of Lot 33-R-1D3 of said WILLIAM STEPHENS ADDITION;

THENCE NORTH, departing the north right-of-way line of said S.W. GREEN OAKS BOULEVARD, along the east line of said 5.69 net acre tract, the east line of said Lot 33-R-1D3, passing at 78.57 feet the northeast corner of said Lot 33-R-1D3 and the southeast corner of aforesaid Lot 33-R-1D1, continuing for a total distance of 211.72 feet to a 5/8-inch iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE WEST, leaving the east line of said 5.69 net acre tract, the east line of said Lot 33-R-1D1, passing at a distance of 191.46 a 5/8-inch iron rod at the northeast corner of Lot 33-R-1D2 of said WILLIAM STEPHENS ADDITION, for a total distance of 467.19 feet to an “X” found for corner at the northwest corner of said Lot 33-R-1D2, and the most southerly, southwest corner of said 5.69 net acre tract, same being the southeast corner of Lot 33-R-1 of WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Volume 388-197, Page 45, P.R.T.C.T.;

THENCE North 00°04’37” West, along the easterly common line of said Lot 33-R-1 and Lot 33-R-1D1, a distance of 133.33 feet to a 1/2-inch iron rod found at the northeast corner of said Lot 33-R-1;

THENCE North 89°55’27” East, across said Lot 33-R-1D1, a distance of 65.37 feet to an “X” set for corner;

THENCE NORTH, continuing across said Lot 33-R-1D1, a distance of 235.38 feet to a 5/8-inch iron rod with “KHA” cap to be set for corner, said point being on the common line of said Lot 33-R-1D1 and Lot

33-R-1C of the WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Cabinet A, Slide 2605, P.R.T.C.T., same being on the north line of aforesaid 5.69 net acre tract;

THENCE EAST, along the north line of said 5.69 net acre tract, and along the common line of said Lot 33-R-1D1 and Lot 33-R-1C, a distance of 402.00 feet to a 1/2-inch iron rod found for corner, said point being the northeast corner of said Lot 33-R-1D1 and said 5.69 net acre tract;

THENCE SOUTH, departing the common line of said Lot 33-R-1D1 and Lot 33-R-1C, along the east line of said Lot 33-R-1D1 and the east line of said 5.69 net acre tract, a distance of 368.79 feet to the POINT OF BEGINNING and containing 3.603 acres (156,961 sq. ft.) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025990 in the Real Property Records of Tarrant County, Texas.

SITE 93

BEING a tract of land situated in the G.W. Main Survey, Abstract Number 1099, City of Arlington, Tarrant County, Texas, and being a portion of Lot C of G.W. MAIN ADDITION, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-102, Page 49 of the Plat Records of Tarrant County, Texas, same being all of a called 2.877 acre tract of land described in a Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded under Instrument Number D208258053 of the Deed Records of Tarrant County, Texas, (D.R.T.C.T.), and being all of a called 2.469 acre tract of land described in a Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded under Instrument Number D208258054, D.R.T.C.T., and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southwest corner of said 2.469 acre tract and the southeast corner of Lot 4 of the James T. Turner Addition, an addition to the City of Arlington, as recorded in Volume 388-101, Page 50 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being on the north line of Block 1 of Oak Branch Estates Addition, an addition to the City of Arlington, as recorded in Volume 388-124, Page 36, P.R.T.C.T.;

THENCE in a northerly direction, along the east line of said Lot 4 and the west line of said 2.469 acre tract, the following:

North 16°55’01” West, a distance of 137.00 feet to a 1/2-inch iron rod found for a corner;

North 62°54’01” West, a distance of 57.00 feet to a 1/2-inch iron rod found for a corner;

North 48°46’01” West, a distance of 147.50 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for a corner;

North 22°47’01” West, a distance of 84.30 feet to a 5/8-inch iron rod found for the northwest corner of said 2.469 acre tract, same being on the curving southerly right of way line of Pleasant Ridge Road (a variable width right of way) as described in a Right of Way Easement recorded in Volume 7422, Page 710, D.R.T.C.T., said curve being a non-tangent curve to the left;

THENCE in an easterly direction, along the northerly line of said 2.469 acre tract and along the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 710 and along the arc of said curve to the left, through a central angle of 12°32’04”, having a radius of 1045.00 feet, a chord bearing of North 77°52’35” East, a chord distance of 228.16 feet and an arc length of 228.61 feet to the east corner of said Volume 7422, Page 710;

THENCE North 88°14’34” East, continuing along the northerly line of said 2.469 acre tract and the occupied southerly right of way line of said Pleasant Ridge Road, a distance of 10.14 feet to a corner;

THENCE North 58°40’34” East, continuing along the northerly line of said 2.469 acre tract and the occupied southerly right of way line of said Pleasant Ridge Road, a distance of 14.15 feet to the west corner of Pleasant Ridge Road (a variable width right of way) as described in a Right of Way Easement recorded in Volume 7422, Page 697, D.R.T.C.T., same being the point of curvature of a non-tangent curve to the left;

THENCE in an easterly direction, along the northerly line of said 2.469 acre tract, the northerly line of aforesaid 2.877 acre tract, the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 697 and the southerly right of way line of Pleasant Ridge Road as described in a Right of Way Easement recorded in Volume 7422, Page 707, D.R.T.C.T., and along the arc of said curve to the left, through a central angle of 08°05’27”, having a radius of 1045.00 feet, a chord bearing of North 66°16’30” East, a chord distance of 147.44 feet and an arc length of 147.57 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the end of said curve;

THENCE North 62°13’46” East, continuing along the northerly line of said 2.877 acre tract and the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 707, a distance of 210.39 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the point of curvature of a curve to the right;

THENCE in an easterly direction, continuing along the northerly line of said 2.877 acre tract and the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 707 and along the arc of said curve to the right, through a central angle of 04°00’54”, having a radius of 1000.00 feet, a chord bearing of North 64°14’13” East, a chord distance of 70.06 feet and an arc length of 70.07 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the northeast corner of said 2.877 acre tract, same being on the east line of Lot C of aforesaid G. W. Main Addition;

THENCE South 01°46’26” East, departing the southerly right of way line of said Pleasant Ridge Road, along the east line of said 2.877 acre tract and the east line of said Lot C, a distance of 572.64 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southeast corner of said 2.877 acre tract and the southeast corner of said Lot C;

THENCE South 89°34’59” West, along the south line of said Lot C, the south line of said 2.877 acre tract and the south line of aforesaid 2.469 acre tract, a distance of 413.09 feet to the POINT OF BEGINNING and containing 5.347 acres (232,869 square feet) of land, more less.

SITE 94

BEING a tract of land out of the Thomas McCanne Survey Abstract No. 1033, City of Fort Worth, Tarrant County, Texas, being part of a called 10.42 acre tract of land described as “Tract 1” and a called 2.200 acre tract of land described as “Tract 2” in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208263998, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 15 and Lot 16, Block 1, Santa Fe Industrial Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet A, Page 3747, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the west line of said Fort Worth Land, L.L.C. tract; from said point A 1/2” iron rod found in the north right-of-way line of West Seminary Drive (an 80-foot wide right-of-way) bears South 00°11’35” West, a distance of 206.16 feet; said point being the southwest corner of said Fort Worth Land L.L.C. tract;

THENCE North 00°11’35” East, a distance of 411.19 feet to a 5/8” iron rod with “KHA” cap set for corner in the south line of a Railroad Easement and Right-of-Way described as “Tract E” recorded in Volume 5268, Page 831, Deed Records of Tarrant County, Texas; said point being the beginning of a non-tangent curve to the right having a radius of 387.85 feet, a central angle of 09°26’03”, a chord bearing and distance of South 76°01’05” East, 63.79 feet; from said point, a 1/2” iron rod found bears North 89°47’ East, a distance of 0.3 feet;

THENCE with the south line of said Railroad Easement and Right-of-Way the following courses and distances:

In a southeasterly direction with said curve, an arc distance of 63.86 feet to a 1/2” iron rod found at the beginning of a non-tangent curve to the left having a radius of 407.85 feet, a central angle of 18°36’12”, a chord bearing and distance of South 80°27’21” East, 131.84 feet;

In a southeasterly direction, with said curve, an arc distance of 132.42 feet to a 5/8” iron rod with “KHA” cap set for corner in the east line of said Lot 16 and the east line of said Tract 2;

North 00°11’35” East, a distance of 41.30 feet to a 5/8” iron rod with “KHA” cap set for corner;

South 89°46’00” East, a distance of 127.96 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said south right-of-way line, South 00°11’35” West, a distance of 416.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 89°46’00” West, a distance of 320.00 feet to the POINT OF BEGINNING and containing 2.937 acres or 127,951 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210025991 in the Real Property Records of Tarrant County, Texas.

SITE 95

BEING a tract of land situated in the P. Pate Survey, Abstract Number 1202, in the City of Fort Worth, Tarrant County, Texas, being a portion of Lot B-R-1, Block 1, RIDGMAR PLAZA, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-106, Page 17 of the Plat Records of Tarrant County, Texas, being a portion of a tract of land described in Deed to Fort Worth Land, L.L.C., recorded under Instrument Number D208266010 of the Official Records of Tarrant County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a 3/4-inch iron rod found for the intersection of the south right-of-way line of Plaza Parkway (a called108-foot wide public right-of-way) and the east right-of-way line of Ridgmar Boulevard (a called 80-foot wide public right-of-way) and the northwest corner of Lot B-R-1, Block 1;

THENCE with the south right-of-way line of Plaza Parkway, the following courses and distances to wit:

—North 74°45’45” East, a distance of 8.00 feet to a 3/4-inch iron rod found for the beginning of a curve to the right;

—Easterly, with said curve to the right, through a central angle of 14°24’40”, having a radius of 937.48 feet, and a chord bearing and distance of North 81°58’05” East, 235.18 feet, an arc length of 235.80 feet to a 5/8-inch iron rod found for corner;

—North 89°10’25” East, a distance of 362.20 feet to a 3/4-inch iron rod found for the intersection of the south right-of-way line of Plaza Parkway and the west right-of-way line of Ridgmar Plaza (a called 144-foot wide public right-of-way) for the beginning of a non-tangent curve to the right;

THENCE with said curve to the right, through a central angle of 01°06’53”, having a radius of 5834.79 feet, and a chord bearing and distance of South 06°12’34” East, 113.53 feet, an arc length of 113.53 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner;

THENCE leaving the west right-of-way line of Ridgmar Plaza and crossing said Lot B-R-1, Block 1, the following courses and distances to wit:

—South 89°10’25” West, a distance of 86.42 feet to a PK nail set for corner;

—South 00°49’35” East, a distance of 15.00 feet to a PK nail set for corner;

—South 89°10’25” West, a distance of 115.76 feet to a PK nail set for corner

—South 00°47’53” East, a distance of 122.00 feet to a 3/4-inch iron rod for the northeast corner of Lot A-R, Block 1 of said RIDGMAR PLAZA;

THENCE South 89°11’33” West, with the common line of Lot B-R-1 and Lot A-R, Block 1, a distance of 324.10 feet to a 1-inch iron rod found in the east right-of-way line of Ridgmar Boulevard;

THENCE North 22°46’15” West, with the east right-of-way line of Ridgmar Boulevard, a distance of 201.14 feet to a 3/4-inch iron rod found for the beginning of a curve to the right;

THENCE with said curve to the right, through a central angle of 1°20’50”, having a radius of 1454.34 feet, and a chord bearing and distance of North 22°05’50” West, 34.20 feet, an arc length of 34.20 feet to the POINT OF BEGINNING and containing 2.637 acres, (114,885 square feet) of land, more or less.

SITE 96

BEING a tract of land situated in the J. M. Henderson Survey, Abstract Number 696, City of Arlington, Tarrant County, Texas, and being a portion of Lot 57-R1 of LOTS 56-R1 and 57-R1, J.M. HENDERSON ADDITION, an addition to the City of Arlington, Tarrant County, Texas, according to the amended plat thereof recorded in Cabinet A, Slide 8716 of the Plat Records of Tarrant County, Texas, same being a portion of a called 6.383 acre tract of land described in deed to Chesapeake Land Company, LLC, recorded in Instrument Number D208278087, of the Official Public Records, Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc, L.P.” found for the southeast corner of said 6.383 acre tract, same being at the intersection of the south line of said Lot 57-R1 and the northwesterly right-of-way line of North Center Street (a 60-foot wide public right-of-way);

THENCE South 89°06’17” West, departing the northwesterly right-of-way line of said North Center Street, along the south line of said 6.383 acre tract and the south line of said Lot 57-R1, a distance of 302.21 feet to a 2” x 2” wrought iron fence post for corner;

THENCE South 89°12’45” West, continuing along the south line of said 6.383 acre tract and the south line of said Lot 57-R1, a distance of 16.18 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the POINT OF BEGINNING;

THENCE South 89°12’45” West, continuing along the south line of said 6.383 acre tract and the south line of said Lot 57-R1, a distance of 26.09 feet to a point for corner, from said point, a found 1/2-inch iron rod bears North 24°45’24” West, a distance of 0.25 feet;

THENCE South 89°30’01” West, continuing along the south line of said 6.383 acre tract and the south line of said Lot 57-R1, a distance of 420.91 feet to a 1/2-inch iron rod found for the southwest corner of said 6.383 acre tract and the southwest corner of said Lot 57-R1;

THENCE North 00°35’44” West, along the west line of said 6.383 acre tract and the west line of said Lot 57-R1, a distance of 338.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE North 89°59’40” East, departing the west line of said 6.383 acre tract and the west line of said Lot 57-R1, across said Lot 57-R1, a distance of 452.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE South 00°15’30” West, continuing across said Lot 57-R1, a distance of 334.00 feet to the POINT OF BEGINNING, and containing 3.468 acres (151,054 square feet), of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 97

BEING a tract of land out of the E. S. Harris Survey, Abstract No. 688, City of Fort Worth, Tarrant County, Texas, being all of a called 2.707 acre tract of land described in Special Warranty Deed to Trinity River Real Estate, L.L.C. recorded in Instrument No. D208283648, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a1/2” iron rod found in the east right-of-way line of Old University Drive (a variable width public right-of-way); said point being the southwest corner of Lot 1, Block 1, River Plaza Complex, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-99, Page 2, Plat Records of Tarrant County, Texas;

THENCE departing said east right-of-way line and with the south line of said lot 1, South 57°53’14” East, a distance of 280.97 feet to a PK nail set for corner; from said point a “X” cut in concrete found at the southernmost southeast corner of said Lot 1 and the northwest corner of Lot 2 of said Block 1 bears South 57°53’14” East, a distance of 57.00 feet;

THENCE departing said south line, South 03°25’05” West, a distance of 164.41 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 86°47’18” West, a distance of 279.41 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 56°34’42” West, a distance of 62.87 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 15°03’35” West, a distance of 37.44 feet to a 5/8” iron rod with “KHA” cap set for corner in said east right-of-way line of Old University Drive; from said point, a 1/2” iron rod found at the southwest corner of said Trinity River Real Estate, L.L.C. tract bears South 26°27’31” West, a distance of 101.10 feet;

THENCE with said east right-of-way line, North 26°27’31” East, a distance of 253.61 feet to the POINT OF BEGINNING and containing 1.700 acres or 74,040 square feet of land.

SITE 98

BEING a tract of land situated in the B.B.B. & C.R.R. Survey, Abstract Number 89, Johnson County, Texas, and being all of Lot 1, Block A of Ensign-Bickford North Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Slide D, Volume 10, Page 165, of the Plat Records of Johnson County, Texas, and being a portion of a called 48.75 acre tract as described in a Special Warranty Deed to Fort Worth Land, LLC, recorded in Volume 4260, Page 774, of the Deed Records of Johnson County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the southeast corner of said Lot 1, Block A, same being on the north line of Supreme Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Volume 7, Page 54 of the Plat Records of Johnson County, Texas, said corner also being a south common corner of said Lot 1 and Lot 2, Block A of said Ensign-Bickford North Addition;

THENCE South 89°27’09” West, along the south line of said Lot 1 and the north line of said Supreme Addition, a distance of 335.26 feet to a 1/2-inch iron rod found for a southwest corner of said Lot 1 and the northwest corner of said Supreme Addition, same being on the northeast right-of-way line of County Road 1022 (Pipeline Road) a called 60’ wide right-of-way;

THENCE North 43°47’51” West, along the southwest line of said Lot 1 and the northeast right-of-way line of said County Road 1022 (Pipeline Road), a distance of 277.07 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the west corner of said Lot 1, same being a south common corner of said Lot 1 and aforesaid Lot 2, Block A;

THENCE North 28°28’07” East, departing the northeast right-of-way line of said County Road 1022 (Pipeline Road) and along the common line of said Lots 1 and 2, a distance of 348.19 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the northwest corner of said Lot 1;

THENCE South 63°16’01” East, continuing along the common line of said Lots 1 and 2, a distance of 401.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the northeast corner of said Lots 1 and 2;

THENCE South 00°30’56” East, continuing along the common line of said Lots 1 and 2, a distance of 322.50 feet to the POINT OF BEGINNING and containing 4.323 acres (188,302 square feet) of land, more or less.

SITE 99

BEING a tract of land out of the N.B. Breeding Survey Abstract No. 189, City of Fort Worth, Tarrant County, Texas, being part of a called 39.12 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208294744, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the north line of said Fort Worth Land, L.L.C. tract; from said point, the northwest corner of said Fort Worth Land L.L.C. tract bears South 88°54’09” West, a distance of 526.44 feet;

THENCE with said north line, North 88°54’09” East, a distance of 370.74 feet to a 5/8” iron rod with cap found for corner at the southernmost southwest corner of a tract of land described in Warranty Deed to Bennie G. Boone recorded in Volume 4591, Page 52, Deed Records of Tarrant County, Texas;

THENCE with a south line of said Boone tract, South 89°55’50” East, a distance of 78.98 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South, a distance of 487.31 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE West, a distance of 449.66 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North, a distance of 480.30 feet the POINT OF BEGINNING and containing 5.001 acres or 217,846 square feet of land.

Bearing system based on a bearing of South 00°08’10” West, for the east line of said Fort Worth Land, L.L.C. tract.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210026001 in the Real Property Records of Tarrant County, Texas.

SITE 100

BEING a tract of land situated in the John Davis Survey, Abstract No. 418, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Block 2, A.H. Fish Addition, an addition to the City of Fort Worth, recorded in Volume 388-L, Page 60, in the Plat Records of Tarrant County, Texas, and being a portion of a tract of land conveyed to Fort Worth Land, L. L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208293962 in the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod found for the northeast corner of said Block 2, same being on the westerly right-of-way line of Mitchell Boulevard (a 100’ wide right-of-way);

THENCE South 28°00’00” East, along the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 141.67 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE South 28°00’00” East, continuing along the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 14.26 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 00°22’11” East, departing the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 362.36 feet to a PK nail set for a corner;

THENCE South 89°37’49” West, a distance of 250.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 00°22’11” West, a distance of 375.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 89°37’49” East, a distance of 243.38 feet to the POINT OF BEGINNING and containing 2.151 acres (93,708 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210026002 in the Real Property Records of Tarrant County, Texas.

SITE 101

BEING a tract of land situated in the S. P. Loving Survey, Abstract Number 943, City of Fort Worth, Tarrant County, Texas, being a portion of Lot A, Block 1 of JIM ELLIS INDUSTRIAL ADDITION, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-F, Page 397 of the Plat Records of Tarrant County, Texas, same being a portion of the 3.999 acre tract of land described in Deed to Fort Worth Land, L.L.C., recorded under Instrument Number D208294158 of the Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with “SURVCON INC.” cap found at the intersection of the north right-of-way line of East Dewitt Drive (a 50-foot wide public right-of-way) and the east right-of-way line of Yuma Street (a 60-foot wide public right-of-way) for the southwest corner of said Lot A, Block 1 and the beginning of a curve to the right, same being the southwest corner of said 3.999 acre tract;

THENCE with said east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract and along said curve to the right, through a central angle of 02°03’27”, having a radius of 2260.40 feet, and a chord bearing and distance of North 01°34’16” West, 81.17 feet, an arc length of 81.17 feet to a 5/8-inch iron rod with plastic “SURVCON INC.” cap found for corner;

THENCE North 00°32’33” West, continuing with the east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract, a distance of 229.03 feet to a 5/8-inch iron rod with plastic “KHA” cap for corner;

THENCE North 89°27’27” East, leaving the east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract, a distance of 314.92 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner;

THENCE South 00°32’33” East, a distance of 377.00 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner in the north right-of-way line of East Dewitt Drive, same being on the south line of said Lot A and the south line of said 3.999 acre tract;

THENCE North 78°30’33” West, with the north right-of-way line of East Dewitt Drive, the south line of said Lot A and the south line of said 3.999 acre tract, a distance of 320.51 feet to the POINT OF BEGINNING and containing 2.482 acres (108,117 square feet) of land, more or less.

SITE 102

BEING a tract of land situated in the P. Caldwell Survey, Abstract Number 364, located in the City of Arlington, Tarrant County, Texas, being a part of Lot 2R1, Block CR, Pioneer Village, an addition to the City of Arlington, according to the plat recorded in Cabinet A, Slide 3812, Plat Records of Tarrant County (P.R.T.C.T.), Texas and being a portion of a called 20.629 acre tract of land as described in a Special Warranty Deed to North Texas Acquisition, L.L.C., recorded under Instrument Number D208306504, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch found iron rod with yellow cap stamped “RPLS 1890” for the most westerly southwest corner of said Lot 2R1, Block CR, Pioneer Village, the northwest corner of Lot 1R1, Block B, Pioneer Village, an addition to the City of Arlington, according to the plat recorded in Cabinet A, Slide 3285, Plat Records of Tarrant County, Texas, being in the east line of Block E, Forum Village Addition, an addition to the City of Arlington, according to the plat recorded in Volume 388-108, Page 44, Plat Records of Tarrant County, Texas, same being the most westerly, southwest corner of said 20.629 acre tract;

THENCE North 00° 06’ 14” West, along the east line of Blocks E & C of said Forum Village Addition, the west line of said Lot 2R1, Block CR, Pioneer Village and the west line of said 20.629 acre tract, a distance of 400.36 feet to a 5/8-inch iron rod set with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE North 00° 06’ 14” West, continuing along the east line of Block C of said Forum Village Addition, the west line of said Lot 2R1, Block CR, Pioneer Village and the west line of said 20.629 acre tract, a distance of 400.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE North 89° 53’ 46” East, departing the east line of Block C of said Forum Village Addition, the west line of said Lot 2R1, Block CR, Pioneer Village and the west line of said 20.629 acre tract, a distance of 400.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE South 00° 06’ 14” East, a distance of 400.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE South 89° 53’ 46” West, a distance of 400.00 feet to the POINT OF BEGINNING and containing 3.673 acres (160,000 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 103

BEING a tract of land situated in the Thomas Perkins Survey, Abstract Number 1218, Tarrant County, Texas, being a portion of Lot 13, Thomas Perkins Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 6101, a portion of Lots 5 and 6, Block 1, Pounds Addition, an addition to the City of Arlington, Texas, recorded in Volume 388-15, Page 635, and a portion of Tract 2-K-A, of the Thomas Perkins Survey, an addition to the City of Arlington, Texas, recorded in Volume 388-47. Page 185, all of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a called 7.993 acre tract of land conveyed to Trinity River Real Estate, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208306507 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at an “X” cut found for the southwest corner of said 7.993 acre tract, same being the southwest corner of Tract 2-K-B of said Thomas Perkins Survey, same being on the east right-of-way line of Perkins Road (a called 70’ wide right-of-way);

THENCE North 00°17’46” East, along the west line of said 7.993 acre tract, the west line of said Tracts 2-K-B and 2-K-A and along the east right-of-way line of said Perkins Road, a distance of 221.09 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE North 00°17’46” East, continuing along the west line of said 7.993 acre tract, west line of said Tract 2-K-A and said right-of-way line, a distance of 69.19 feet to 5/8 inch found iron rod with a yellow cap stamped “Dunaway Assoc, L.P.” for the northwest corner of said Tract 2-K-A;

THENCE South 89°28’46” West, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 1.19 feet to a P.K. Nail found in a fence post for a corner;

THENCE North 01°57’26” West, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 24.36 feet, to a 5/8 inch found iron rod with a yellow cap stamped “Dunaway Assoc, L.P.” for the beginning of a non-tangent curve to the right having a radius of 300.00 feet and a chord bearing North 14°23’20” East, a distance of 136.73 feet;

THENCE in a northerly direction, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road and with said non-tangent curve to the right, through a central angle of 26°20’38”, an arc distance of 137.94 feet, to an “X” cut found in concrete for the end of said curve, from which a found “X” in concrete bears South 28°51’31” West, a distance of 1.34 feet;

THENCE North 31°20’52” East, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 148.58 feet to a 5/8 inch iron rod set with cap stamped “KHA” for a corner;

THENCE North 89°13’54” East, departing the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road a distance of 308.00 feet to a 100 D nail found for a northeast corner of said 7.993 acre tract, same being the common east corner of aforesaid Lot 13 and said Lot 3, said iron rod being in the west line of Block 1, Water Crest Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 932 P.R.T.C.T.;

THENCE South 00°44’41” East, along the east line of said 7.993 acre tract, the east line of said Lot 13 and the west line of Block 1 of said Water Crest Addition, passing at a distance of 131.44 feet, to a 5/8 inch found iron rod for the southeast corner of said Lot 13, a southwest corner of said Block1 and the northwest corner of that certain tract of land described in the General Warranty Deed to Stewart D. Greenlee and wife Deborah L. Greenlee, recorded in Volume 11154, Page 1344, D.R.T.C.T.;

THENCE South 00°45’56” East, continuing along the east line of said 7.993 acre tract and the west line of said Greenlee tract for part of the way and continuing along the extension of the said common line, for a total distance of 219.91 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°13’53” West, a distance of 422.26 feet to the POINT OF BEGINNING and containing 3.153 acres (138,988 square feet) of land, more or less.

SITE 104

BEING a tract of land situated in the Joseph Lawrence Survey, Abstract Number 616, located in Ellis County, Texas, and being part of a called 8.500 acre tract of land described in deed to Johnson County Acquisitions, L.L.C., as recorded in County Clerk’s No. 0820626, of the Deed Records of Ellis County, Texas, and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod found on the westerly right of way line of Farm to Market Road No. 661, a variable width public right of way, same being the common easterly corner between the beforementioned 8.500 acre tract of land and a tract of land described in deed to Elizabeth Shawver Cramer, as recorded in Volume 848, Page 955, of the Deed Records of Ellis County, Texas;

THENCE South 88°24’56” West, departing the westerly right of way line of said Farm to Market Road No. 661, along the northerly line of said 8.500 acre tract of land, a distance of 10.00 feet to a 5/8-inch iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE South 00°05’56” East, departing the northerly line of said 8.500 acre tract and along a line that is 10 feet west of and parallel with the westerly right of way line of said Farm to Market Road No. 661, a distance of 150.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 89°54’04” West, departing said parallel line, a distance of 136.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 00°05’56” East, a distance of 124.82 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 88°24’56” West, a distance of 272.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 55°27’48” West, a distance of 130.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 06°56’20” East, a distance of 196.74 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 88°24’56” East, a distance of 490.93 feet to the POINT OF BEGINNING and containing 2.675 acres or 116,500 sq. ft. of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _________________ in the Real Property Records of Ellis County, Texas.

SITE 105

BEING a tract of land situated in the Telitha Akers Survey, Abstract No. 20, Tarrant County, Texas, said tract being part of a 12.797 acre tract of land described in deed to Trinity River Real Estate, LLC, as recorded in County Clerk Document No. D208315743, Deed Records, Tarrant County, Texas (D.R.T.C.T.), said tract being more particularly described as follows:

COMMENCING at a 5/8-inch found iron rod with a cap stamped “4804” for the southerly, southeast corner of said Trinity River Real Estate tract and the northerly line of Lot 1, Block 1, Hurst Athletic Complex Addition, recorded in Volume 388-161, Page 67, Plat Records of Tarrant County, Texas;

THENCE North 89° 59’ 52” West, along common line of said Trinity River Real Estate tract and said Hurst Athletic Complex Addition, a distance of 416.81 feet to a corner;

THENCE North 00° 00’ 08” East, leaving common line of said Trinity River Real Estate tract and said Hurst Athletic Complex Addition, a distance of 66.65 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE North 44°13’24” West, a distance of 250.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 45°46’36” East, a distance of 385.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 44°13’24” East, a distance of 250.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 45°46’36” West, a distance of 385.00 feet to the POINT OF BEGINNING and containing 2.210 acres (96,250 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 106

BEING a tract of land out of the William Welch Survey, Abstract No. 1668, City of Fort Worth, Tarrant County, Texas, being part of a called 10.022 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in Instrument No. D208317498, Official Public Records of Tarrant County, Texas, said tract also being a portion of Lot 1 and Lot 2, Block 2, Cottonwood Village, an addition to the City of Fort Worth, Tarrant County, Texas according to the plat recorded in Volume 388-166, Page 70, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found in the southeast right-of-way line of Creek Run Road (a 60-foot wide public right-of-way); said point being the northernmost corner of Lot 1-B, Block 2, Cottonwood Village, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-187, Page 79, Plat Records of Tarrant County, Texas;

THENCE with said southeast right-of-way line, North 44°05’00” East, a distance of 183.56 feet to a 5/8” iron rod found for corner; said point being the southwest corner of Lot 1, Block 1, The Links at Waterchase, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet A, page 5914, Plat Records of Tarrant County, Texas;

THENCE with the south line of said Lot 1, Block 1, The Links at Waterchase, North 89°52’45” East, a distance of 277.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said south line, South 46°14’50” East, a distance of 409.26 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 43°45’10” West, a distance of 375.54 feet to a 1/2’ iron rod found for corner; said point being the easternmost corner of said Lot 1-B, Block 2;

THENCE with the northeast line of said Lot 1-B, Block 2, North 46°14’50” West, a distance of 610.00 feet to the POINT OF BEGINNING and containing 4.812 acres or 209,613 square feet of land.

SITE 107

BEING a tract of land situated in the J. H. Barlough Survey, Abstract Number 130, located in the City of North Richland Hills, Tarrant County, Texas, and being a portion of a called 6.987 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C. recorded in County Clerk’s Instrument No. D208327664 of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with “RPLS 4224” cap found for the northeast corner of said 6.987 acre tract, same also being in the west line of a tract of land described in deed to Carl J. Peterson recorded in Volume 4887, Page 684 of the Deed Records of Tarrant County, Texas;

THENCE South 00°59’46” East, along east line of said 6.987 acre tract and the west line of said Carl J. Peterson tract, a distance of 497.54 feet to a 3/4-inch bent iron rod found for the southeast corner of said 6.987 acre tract, same being the northeast corner of a tract of land described in a deed to R. J. Hall, recorded in County Clerk’s Instrument No. D197222096, Official Public Records of Tarrant County, Texas;

THENCE South 89°24’28” West, along the south line of said 6.987 acre tract and the north line of said R. J. Hall tract, a distance of 229.90 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 00°21’05” West, departing the south line of said 6.987 acre tract and the north line of said R. J. Hall tract, a distance of 61.53 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 39°04’44” West, a distance of 187.69 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 00°59’46” West, a distance of 291.30 feet to a 5/8-inch iron rod with “KHA” cap set in the north line of said 6.987 acre tract;

THENCE North 89°46’24” East, along the north line of said 6.987 acre tract, a distance of 345.00 feet to the POINT OF BEGINNING and containing 3.591 acres (156,410 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210026003 in the Real Property Records of Tarrant County, Texas.

SITE 108

BEING a tract of land situated in the M. Roddy Survey, Abstract Number 1370, located in the City of Fort Worth, Tarrant County, Texas, being part of Block 6 of the Fort Worth Stockyards Company Addition, an addition to the City of Fort Worth, according to the plat recorded in Volume 388-A, Page 111 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.) and being part of a called 4.236 acre tract of land described in a General Warranty Deed to CHK Louisiana, L.L.C., recorded under County Clerk’s Instrument Number D208347389 of the Deed Records of Tarrant County, Texas, (D.R.T.C.T.), said tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch found iron rod with cap stamped “5693” for the most northerly, northwest corner of said 4.236 acre tract, same being the northeast corner of Lot C, Block 6, Fort Worth Stockyards Company Addition recorded in Volume 388-103, Page 168 P.R.T.C.T., said corner also being on the south right-of-way line of Northeast 29th Street (60 feet wide);

THENCE North 89° 48’ 42” East, along the north line of said 4.236 acre tract and said south right-of-way line, a distance of 76.34 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the northeast corner of said 4.236 acre tract, same being on the west line of a tract of land conveyed to Burlington Northern Railroad Company by deed recorded in Volume 7712, Page 1361, D.R.T.C.T.;

THENCE South 03° 43’ 19” West, along the common line between said 4.236 acre tract and said Railroad Company tract, a distance of 20.00 feet to a found Texas Department of Transportation monument for corner, said corner being the north corner of a tract of land described in deed, to the State of Texas, dated September 19, 2003, and recorded in County Clerk’s Document Number D203351256 D.R.T.C.T.;

THENCE South 07° 08’ 10” West, along the common line between the 4.236 acre tract and the State of Texas tract, a distance of 162.33 feet to a 1/2-inch found iron rod with cap stamped “5693” for corner;

THENCE South 07° 16’ 26” West, continuing along said common line, a distance of 201.01 feet to a 1/2-inch found iron rod with cap stamped “5693” for corner;

THENCE South 06° 54’ 40” West, continuing along said common line, a distance of 44.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89° 50’ 32” West, departing said common line a distance of 260.75 feet to a 1/2-inch found iron rod with cap stamped “Landes and Assoc.” on the westerly line of said 4.236 acre tract and the southeast corner of a tract of land called “North Tract” as described in a Deed to McDonald Enterprises, Inc., as recorded in Volume 5143, Page 922, D.R.T.C.T., same being the beginning of a non-tangent circular curve to the right, having a radius of 327.90 feet and whose chord bears North 17° 37’ 36” East, a distance of 157.26 feet;

THENCE northeasterly, along the common line between said “North Tract” and said 4.236 tract and along said circular curve to the right, through a central angle of 27° 44’ 59” and an arc distance of 158.81 feet to a 1/2-inch found iron rod with cap stamped “Landes and Assoc.” for corner;

THENCE North 20° 54’ 54” East, departing said common line, a distance of 66.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner on the northwesterly line of said 4.236 acre tract and the southeasterly line of aforesaid Lot C, Block 6, Forth Worth Stock Yards Company Addition;

THENCE North 43° 19’ 32” East, along the common line between said 4.236 acre tract and said Lot C, Block 6, a distance of 10.31 feet to a 1/2-inch found iron rod with cap stamped “5693” for corner;

THENCE North 38 degrees 57 minutes 32 seconds East, continuing along the common line between said 4.236 acre tract and said Lot C, Block 6, a distance of 34.40 feet to a point for corner from which a 1/2-inch found iron rod bears North 38° 15’ 08” West, a distance of 0.24 feet;

THENCE North 37° 34’ 32” East, continuing along the common line between said 4.236 acre tract and said Lot C, Block 6, a distance of 74.40 feet to a 1/2-inch found iron rod with cap stamped “Landes & Assoc.” for corner;

THENCE North 37° 19’ 32” East, continuing along the common line between said 4.236 acre tract and said Lot C, Block 6, a distance of 150.68 feet to the POINT OF BEGINNING and containing 1.897 acres (82,650 square feet) of land, more or less.

SITE 109

BEING a tract of land situated in the J. HOWARD SURVEY, Abstract No. 816, and the T.K. HAMBY SURVEY, Abstract No. 815, Fort Worth, Tarrant County, Texas, and being part of a called 24.5448 acre tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208341973, of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the most southerly, southeast corner of said 24.5448 acre tract, same being the southwest corner of a called 0.066 acre tract of land conveyed to Abaco Properties, Inc. by deed filed September 11, 2002, recorded in Volume 15964 at Page 71, and refiled December 30, 2002 and re-recorded in Volume 16249 at Page 93 O.P.R.T.C.T., said iron rod also being on the north Right-of-Way line of Interstate Highway No. 30; (variable width right of way);

THENCE North 82°45’24” West, along the south line of said 24.5448 acre tract and the north right-of-way line of said Interstate Highway No. 30, a distance of 345.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 02°00’15” East, departing the south line of said 24.5448 acre tract and the north right-of-way line of said Interstate Highway No. 30, a distance of 379.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 89°26’19” East, a distance of 377.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner in the east line of said 24.5448 acre tract and the west line of Lot 1 in Block 2 of the Pantego Bible Church Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet “A”, Slide 1633 of the Plat Records of Tarrant County, Texas;

THENCE South 00° 25’ 59” West, along the east line of said 24.5448 acre tract and the west line of said Lot 1 in Block 2, a distance of 160.09 feet to a 1/2-inch iron rod found for corner;

THENCE South 00° 09’ 06” East, continuing along the east line of said 24.5448 acre tract and the west line of said Lot 1 in Block 2, a distance of 203.91 feet to a 1/2-inch iron rod found for the most easterly, southeast corner of said 24.5448 acre tract, same being the northeast corner of a aforesaid 0.066 acre tract;

THENCE North 82° 45’ 24” West along the south line of said 24.5448 acre tract and the north line of said 0.066 acre tract for a distance of 47.86 feet to a 1/2-inch iron rod found for the northwest corner of said 0.066 acre tract;

THENCE South 00° 09’ 06” East along an east line of said 24.5448 acre tract and the west line of said 0.066 acre tract for a distance of 60.61 feet to the POINT OF BEGINNING and containing 3.468 acres (151,076 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210026004 in the Real Property Records of Tarrant County, Texas.

SITE 110

BEING a tract of land in the A. Newton Survey, Abstract Number 1161, and the J.W. Lane Survey, Abstract Number 950, City of Arlington, Tarrant County, Texas, being a portion of a called Tract 1 (8.507 acres) and a called Tract 2 (3.512 acres), conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208349667 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being all of Lot 93B-R1 of A. Newton Addition, Lot 93-R1 and Lot 93-R2, an Addition to the City of Arlington, Texas, according to the Map or Plat thereof recorded in Clerk’s Instrument No. D210027314 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.) and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found with cap stamped “Wier & Assoc. Inc.” being the northwest corner of said Lot 93B-R1 and the southwest corner of said Lot 93A, same being the northwest corner of said called Tract 2;

THENCE South 89°52’08” East, along the north line of said called Tract 2, the north line of said Lot 93B-R1 and the south line of said 93A, passing a 3/4” iron rod found for the northeast corner of said Lot 93B and the north common corner of said called Tract 2 and said called Tract 1 at a distance of 228.85 feet, and continuing along the south line of said Lot 93A and the north line of said called Tract 1 a total distance of 376.00 feet to a 5/8” iron rod set with cap stamped “KHA” for the north common corner of said Lot 93B-R1 and aforesaid Lot 93B-R2;

THENCE South 00°25’46” West, leaving the north line of said called Tract 1 and the south line of said 93A and along the common line of said Lots 93B-R1 and 93B-R2, a distance of 402.96 feet to a 5/8” iron rod set with cap stamped “KHA” for the south common corner of said lots;

THENCE North 89°52’08” West, along the south common line of said Lots 93B-R1 and 93B-R2, a distance of 376.00 feet to a 5/8” iron rod set with cap stamped “KHA” for the west common corner of said Lots 93B-R1 and 93B-R2 and the west line of said called Tract 2;

THENCE North 00°25’46” East, along the west line of said Lot 93B-R1 and the west line of said called Tract 2, a distance of 402.96 feet to the POINT OF BEGINNING and containing 3.478 acres (151,509 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 112

BEING a tract of land situated in the J.A. Gill Survey, Abstract Number 568, located in Tarrant County, Texas, being part of a called 11.39 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C., recorded in County Clerk’s Document Number D208376991 of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the northwest corner of said 11.39 acre tract and the southwest corner of a tract of land described in Warranty Deed to the Crowley Independent School District, dated June 30, 2008, as recorded in County Clerk’s Document Number D208256136, deed Records of Tarrant County, Texas, said corner being in the east right-of-way line of the Gulf, Colorado and Santa Fe Railroad (100 foot private right-of-way);

THENCE North 88 degrees 56 minutes 32 seconds East, departing said east railroad right-of-way and along the common line between said 11.39 tract and said School District tract, a distance of 416.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 00°13’23” East, departing said common line between said 11.39 acre tract and said School District tract, a distance of 315.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 88°34’21” West, a distance of 425.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner in the west line of said 11.39 acre tract, same being in the east right-of-way line of said Gulf, Colorado and Santa Fe Railroad;

THENCE North 01 degree 23 minutes 23 seconds East, along the west line of said 11.39 acre tract, said east right-of-way a distance of 318.00 feet to the POINT OF BEGINNING and containing 3.053 acres (133,006 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 113

BEING a tract of land situated in the Temple O. Harris Survey, Abstract Number 645, in the City of Arlington, Tarrant County, Texas, and being a portion of a called Tract I (26.822 acres) tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208383547, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch iron rod found for the southwest corner of said Tract I, same being the northwest corner of Lot 1, Block 1, DeRiso Development Addition, an Addition to the City of Arlington, Texas, as recorded in Cabinet A, Slide 12256, Plat Records, Tarrant County, Texas (P.R.T.C.T.), said iron rod also being on the east right of way line of F. M. 157 (Cooper Street), a variable width right of way;

THENCE North 89°40’35” East, departing the east right of way line of said Cooper Street, along the south line of said Tract I and the north line of said Lot 1, Block 1, a distance of 492.16 feet to a 1/2-inch iron rod found for the northeast corner of said Lot 1, Block 1 and the northwest corner of a tract of land conveyed to Louis Land Company as evidenced in a Deed recorded in County Clerk’s Instrument No. D206026212, D.R.T.C.T., same being the POINT OF BEGINNING of the herein described tract;

THENCE North 00°06’01” West, departing the northeast corner of said Lot 1, Block 1, the northwest corner of said Louis Land tract and the south line of said Tract I, crossing said Tract I, a distance of 333.37 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the north line of said Tract 1, same being on the south line of a tract of land conveyed to Oncor Electric Delivery (formerly Texas Electric Delivery Co.), as evidenced in a Deed recorded in Volume 3893, Page 532, D.R.T.C.T.;

THENCE South 89°58’42” East, along the north line of said Tract I and the south line of said Oncor Electric Delivery tract, a distance of 406.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°06’01” East, departing the north line of said Tract I and the south line of said Oncor Electric Delivery tract, a distance of 330.92 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the south line of said Tract I, same being on the north line of aforesaid Louis Land tract,

THENCE South 89°40’35” West, along the south line of said Tract I and the north line of said Louis Land tract, a distance of 406.00 feet to the POINT OF BEGINNING and containing 3.096 acres (134,849 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210026005 in the Real Property Records of Tarrant County, Texas.

SITE 114

BEING a tract of land situated in the Temple O. Harris Survey, Abstract Number 645, Tarrant County, Texas, and being a portion of a called Tract I (26.822 acres) tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208383547, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 1-inch iron pipe found for the southeast corner of said Tract I, same being the northeast corner of GPKL Commercial Addition, an Addition to the City of Arlington, Texas, as recorded in Cabinet A, Slide 9670, Plat Records, Tarrant County, Texas (P.R.T.C.T.);

THENCE South 89°40’35” West, along the south line of said Tract I, the north line of said GPKL Commercial Addition, distance of 796.11 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE South 89°40’35” West, continuing along the south line of said Tract I and the north line of a said GPKL Commercial Addition and along the north line of a tract of land conveyed to Stegmeier, LLC, as evidenced in a Deed recorded in County Clerk’s Instrument No. D207236738, D.R.T.C.T tract, a distance of 781.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 03°52’26” East, departing the south line of said Tract I and the north line of a said Stegmeier, LLC tract and generally along a wooden fence, a distance of 274.12 feet to a fence corner post;

THENCE North 89°23’48” East, continuing along the wooden fence part of the way, a distance of 760.94 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°19’25” East, a distance of 277.10 feet to the POINT OF BEGINNING and containing 4.871 acres (212,185 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210026006 in the Real Property Records of Tarrant County, Texas.

SITE 115

BEING a tract of land situated in the John Nugent Survey, Abstract Number 1173, in the City of White Settlement, Tarrant County, Texas, and being a portion of Lot 3A, Block 4 of LOT 3A AND 3B, BLOCK 4 OF WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 9047 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.), same being a portion of a called 4.828 acre tract of land described in deed to CHK Louisiana, LLC, recorded under Instrument Number D208397036 of the Official Public Records of Tarrant County, Texas, (O.P.R.T.C.T.), and being a portion of Lot 3B, Block 4 of said LOT 3A AND 3B, BLOCK 4 OF WESTGATE ADDITION, same being a portion of a called 18.127 acre tract of land described in deed to CHK Louisiana, LLC, recorded under Instrument Number D208397034, O.P.R.T.C.T., and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found in the southerly line of Lot 1, Block 1 of SAM’S WHOLESALE CLUB ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-205, Page 89, P.R.T.C.T., and for the northerly-most northwestern corner of said Lot 3B, Block 4, same being the northeasterly corner of Lot 4R of LOTS 4R AND 5-A-1, BLOCK 4, WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Cabinet B, Slide 487, P.R.T.C.T.;

THENCE with the common line of said Lot 1, Block 1 and Lot 3B, Block 4, the following courses and distances to wit:

—North 89°49’30” East, a distance of 165.60 feet to a 5/8-inch iron rod with cap found for corner;

—South 00°10’30” East, a distance of 10.06 feet to a 5/8-inch iron rod found for corner;

—North 89°49’30” East, a distance of 338.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE leaving the common line of said Lot 1, Block 1 and Lot 3B, Block 4, and across said Lots 3A and 3B, Block 4, the following courses and distance to wit:

—South 00°10’30” East, a distance of 439.68 feet to a point for corner in said Lot 3A, Block 4, same point lying within an existing masonry building;

—South 88°37’12” West, a distance of 505.67 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set in the common line of said Lot 3B, Block 4 and LOT 1, BLOCK 4, WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-153, Page 5, P.R.T.C.T.;

THENCE North 00°04’03” East, leaving the common line of said Lot 3B, Block 4 and Lot 1, Block 4, and across said Lot 3B, Block 4, continuing with the common line of said Lot 3B, Block 4 and Lot 4R, Block 4, a distance of 460.38 feet to the POINT OF BEGINNING and containing 5.193 acres (226,208 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210026007 in the Real Property Records of Tarrant County, Texas.

SITE 116

BEING a tract of land situated in the WM. D. Lacy Survey, Abstract Number 929, City of Arlington, Tarrant County, Texas, and being portion of called 54.815 acre tract of land, conveyed to Chesapeake Land Company, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D206272197, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.) and being more particularly described as follows:

COMMENCING at a 1/2” iron rod with cap stamped “Brittain and Crawford” found in the South line of Interstate Highway No. 20 (a variable width right-of-way) at the northeast corner of said 54.815 tract, and having a common northwestern corner of Lot 2, Lacy Addition, an addition to the City of Arlington, Tarrant Country, Texas, according to Plat recorded in Volume 388-184, Page 45, Plat Records, Tarrant County, Texas;

THENCE, South 00°36’32” East, departing the common line of said 54.815 acre tract and Interstate Highway No. 20, along the common line of said 54.815 acre tract and Lot 2, a distance of 444.33 feet to a point;

THENCE, South 89°27’18” West, departing the common line of said 54.815 acre tract and Lot 2, across said 54.815 acre tract, a distance of 26.93 feet to a 5/8-inch iron rod with cap stamped “KHA” set corner and for the POINT OF BEGINNING;

THENCE, continuing across said 54.815 acre tract, the following courses and distances, to wit:

—South 00°32’42” East, a distance of 390.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set corner;

—South 89°27’18” West, a distance of 340.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set corner;

—North 00°32’42” West, a distance of 390.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set corner;

—North 89°27’18” East, a distance of 340.00 feet to the POINT OF BEGINNING and containing 3.044 acres (132,600 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 117

BEING a tract of land situated in the William Bussell Survey, Abstract No. 151, City of Fort Worth, Tarrant County, Texas, and being all of Blocks 2 and 3 of the Evans-Pearson-Westwood Addition, as shown on plat thereof recorded in Volume 310, Page 18, of the Plat Records of Tarrant County, Texas, and adjacent and included areas marked as “Reserved” on said Plat vacated by City of Fort Worth Ordinance No. 2870 recorded in Volume 2479, Page 150, of the Deed Records of Tarrant County, Texas, same also being all of a 2.4652 acre portion of a called Tract 19 (JM Land Partners Tract - B), conveyed to Chesapeake Exploration, LLC, as evidenced in a Special Warranty Deed recorded in Instrument No. D209046006 of the Deed Records of Tarrant County, Texas, and all being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the southeast corner of said Block 3, at the point of intersection of the west line of Harrold Avenue (a 50-foot wide right-of-way) with the north line of Dakota Street (a 55-foot wide right-of-way);

THENCE North 89°43’15” West, with the south line of said Block 3 and the north line of said Dakota Street, at 300.00 feet (plat distance) passing the southwest corner of said Block 3 in the southeasterly line of a “Reserved” strip, and continuing across said “Reserved” strip, in all a distance of 315.91 feet to a PK nail set for point on the southeasterly line of the Fort Worth and Western Railroad Company right-of-way (a 125-foot wide right-of-way; 50 feet from centerline) (formerly St. Louis-San Francisco and Texas Railway);

THENCE North 22°10’00” East, with the common line between said Railroad right-of-way and said “Reserved” strip, a distance of 538.55 feet to a 1/2-inch iron rod found at the point of intersection of said common line with the north line, extended, of said Block 2 and the south line of another “Reserved” strip;

THENCE South 89°49’00” East, passing the northwest corner of said Block 2, continuing with north line of said Block 2 and south line of said “Reserved” strip, in all a distance of 113.83 feet to a 3/4-inch iron rod found for the northeast corner of said Block 2 at the point of intersection of said north line of Block 2 and south line of “Reserved” strip with west line of said Harrold Avenue;

THENCE South 00°07’40” West, with the west line of said Harrold Avenue and with the east lines of said Blocks 2 and 3 and an included “Reserved” strip, in all a distance of 499.92 feet to the POINT OF BEGINNING and containing 2.465 acres (107,389 square feet) of land, more or less.

SITE 118

BEING a tract of land situated in the H.G. Catlett Survey, Abstract Number 183, City of Burleson, Johnson County, Texas, and being a portion of a called Tract 1 and Tract 2 as described in Special Warranty Deed to Chesapeake Land Company, LLC, as recorded in Volume 4171, Page 208, and a portion of a called 1.301 acre tract of land as described in a Deed to Chesapeake Land Development Company as executed on November 20, 2009 and recorded under Clerk’s No. 35503, all of the Deed Records of Johnson County, Texas (D.R.J.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the most easterly, northeast corner of a called 1.056 acre tract of land described in a Special Warranty Deed to DTMC, Ltd, as executed on November 19, 2009 and recorded under Clerk’s No. 35505, D.R.J.C.T.;

THENCE South 45°09’35” West, along a northwesterly line of said 1.056 acre tract, a distance of 259.50 feet to a 5/8-inch iron rod with cap stamped “KHA” set for an inner ell corner of said 1.056 acre tract;

THENCE North 44°50’25” West, along a northeast line of said 1.056 acre tract, a distance of 240.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 45°09’35” East, departing the northeast line of said 1.056 acre tract and crossing aforesaid Tract 1, passing at a distance of 249.83 feet, a 5/8-inch iron rod with cap stamped “KHA” set for a reference corner, and continuing for a total distance of 280.26 feet to a corner on the curving easterly line of a called 2.363 acre tract of land described in a Dedication Deed to the City of Cleburne, Texas for the realignment of Hemphill Road, as executed on November 11, 2009 and recorded under Clerk’s No. 35504, D.R.J.C.T., said curve being a non-tangent curve to the right;

THENCE in a northeasterly direction, along the easterly line of said 2.363 acre tract, and along the arc of said curve to the right, through a central angle of 04°14’57”, having a radius of 475.00 feet, a chord bearing of North 73°01’30” East, a chord distance of 35.22 feet and an arc length of 35.23 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the point of tangency of said curve;

THENCE North 75°08’59” East, continuing along the easterly line of said 2.363 acre tract, a distance of 75.75 feet to a corner, from which, a set 5/8-inch iron rod with cap stamped “KHA”, bears South 33°08’28” East, 10.06 feet;

THENCE South 44°50’25” East, departing the easterly line of said 2.363 acre tract, a distance of 185.68 feet to a corner;

THENCE South 45°09’35” West, passing at a distance of 2.44 feet, a 5/8-inch iron rod with cap stamped “KHA” set for a reference corner, continuing for a total distance of 117.50 feet to the POINT OF BEGINNING and containing 2.018 acres (87,910 square feet) of land, more or less.

SITE 119

BEING a tract of land out of the Heirs of James Gibson Survey Abstract No. 587, City of Grapevine, Tarrant County, Texas, being part of a called 33.515 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in Instrument No. D208137208, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod with cap found in the east line of North Grapevine Mills Boulevard (a variable width public right-of-way) at the northernmost end of a circular right-of-way corner clip; said point being the beginning of a non-tangent curve to the left having a central angle of 90°53’48”, a radius of 30.00 feet, a chord bearing and distance of South 15°51’28”East, 42.76 feet;

THENCE with said circular corner clip, an arc distance of 47.59 feet to a 5/8” iron rod with cap found at the southernmost end of said corner clip; said point also being the northernmost corner of Lot 1RB, Block 1, Grapevine Mills Addition, an addition to the City of Grapevine, Texas according to the plat recorded in Instrument No. D207195454, Official Public Records of Tarrant County, Texas;

THENCE departing said east right-of-way line, with the north line of said Lot 1RB, the following courses and distances:

South 61°18’22” East, a distance of 23.39 feet to a “X” cut in concrete found at the beginning of a tangent curve to the left having a central angle of 08°34’24”, a radius of 977.00 feet, a chord bearing and distance of South 65°35’34” East, 146.05 feet;

In a southeasterly direction along said curve, an arc distance of 146.19 feet to a 5/8”iron rod with cap found;

South 69°52’46” East, a distance of 672.58 feet to a corner;

THENCE departing said north line of Lot 1BR, North 20°07’14” East, a distance of 50.00 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 20°07’14” East, a distance of 280.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 69°52’46” East, a distance of 400.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 20°07’14” West, a distance of 280.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 69°52’46” West, a distance of 400.00 feet to the POINT OF BEGINNING and containing 2.571 acres or 112,000 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. _____________ in the Real Property Records of Tarrant County, Texas.

SITE 120

BEING a tract of land situated in the J. Sanderson Survey, Abstract Number 1430, Tarrant County, Texas, and being all of Block 3 and a portion of Blocks 2, 4, 10 and 15, Interurban Addition, Third Filing, an addition to the City of Fort Worth, Texas, recorded in Volume 106, Page 157, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), said tract of land also being a portion of a called 15.551 acre tract of land described in the Conveyance to Chesapeake Exploration, L.P., executed February 27, 2007, recorded in County Clerk’s Instrument No. D207078241, said Deed Records, said 15.551 acre tract of land being that same tract of land described in the Special Warranty Deed to Dale Resources, LLC, executed May 9, 2006, recorded in County Clerk’s Instrument No. D206157942, said Deed Records, and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for the northeast corner of said 15.551 acre tract, same being on the south line of a tract of land conveyed to Martin S. Moore as evidenced in a Deed recorded in Volume 7460, Page 2272, D.R.T.C.T., said iron rod also being on the westerly bank of Sycamore Creek;

THENCE in a southerly direction, along the easterly line of said 15.551 acre tract and the westerly bank of said Sycamore Creek, the following:

South 23°00’15” East, a distance of 9.73 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 13°56’54” West, a distance of 68.99 feet to a corner;

South 03°15’33” West, a distance of 71.98 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 07°22’11” East, a distance of 165.58 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 21°01’40” East, a distance of 92.67 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 84°33’31” West, departing the easterly line of said 15.551 acre tract and the westerly bank of said Sycamore Creek, a distance of 600.08 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 08°31’37” West, a distance of 323.84 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the northerly line of said 15.551 acre tract, same being on the southerly right of way line of Interstate Highway No. 30 (a variable width right of way);

THENCE in an easterly direction, along the northerly line of said 15.551 acre tract and the southerly right of way line of said Interstate Highway No. 30, the following:

North 81°28’23” East, a distance of 57.80 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for a corner;

North 81°25’54” East, a distance of 51.53 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for a corner;

North 80°56’23” East, a distance of 209.36 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for the most northerly, northeast corner of said 15.551 acre tract, same being the west corner of aforesaid Martin S. Moore tract;

THENCE South 84°33’37” East, continuing along the northerly line of said 15.551 acre tract and along the south line of said Martin S. Moore tract, a distance of 294.28 feet to the POINT OF BEGINNING and containing 5.033 acres (219,231 square feet) of land, more or less.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210026008 in the Real Property Records of Tarrant County, Texas.

SITE 121

BEING a tract of land out of the S.K. Smith Survey, Abstract No. 1417, City of Fort Worth, Tarrant County, Texas, being part of a called 12.347 acre tract of land described in Special Warranty Deed to Dale Resources, L.L.C., recorded in Instrument No. D206144561, Plat Records of Tarrant County, Texas, said tract also being a portion of Lot 1, Block 1, Spring Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-168, Page 96, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found at the intersection of the southwest right-of-way line of North South Freeway (a variable width public right-of-way, I.H. 35) and the southeast right-of-way line of the Texas and Pacific Railroad (a 150-foot wide private right-of-way); said point being the northernmost corner of said Lot 1;

THENCE with said southwest right-of-way line, South 06°24’02” East, at a distance of 386.23 feet, passing an angle point in said southwest right-of-way, continuing and departing said southwest right-of-way line, in all a total distance of 434.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 29°29’09” West, a distance of 339.71 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 58°04’22” West, a distance of 285.00 feet to a 5/8” iron rod with “KHA” cap set for corner in said southeast right-of-way line of the Texas and Pacific Railroad;

THENCE with said southeast right-of-way line, North 32°02’38” East, a distance of 679.86 feet to the POINT OF BEGINNING and containing 3.216 acres or 140,093 square feet of land.

Easement estate related to such Site created pursuant to that certain Access Easement Agreement recorded as Document No. D210026009 in the Real Property Records of Tarrant County, Texas.

EXHIBIT “B” TO PURCHASE AND SALE CONTRACT

Form of Special Warranty Deed

SPECIAL WARRANTY DEED

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

STATE OF TEXAS	§
	§	KNOW ALL BY THESE PRESENTS:
COUNTY OF TARRANT	§

           That Chesapeake Land Development Company, L.L.C., an Oklahoma limited liability company (“Grantor”), for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration paid to Grantor by Apple Nine Ventures, Inc., a Virginia corporation (“Grantee”), whose mailing address is 814 East Main Street, Richmond, Virginia 23219, the receipt of which is hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does GRANT, SELL AND CONVEY unto Grantee, the surface estate only of all of the real property situated in Tarrant County, Texas, described in the attached Exhibit “A” (the “Land”), together with all improvements and fixtures thereon and all rights, interests and appurtenances appertaining solely to the Land (collectively, the “Property”).

           Notwithstanding anything to the contrary, Grantor hereby reserves all of Grantor’s interest, if any: (i) in and to the oil, gas and other minerals that are in, on and under and that may be produced from the Property (the “Reserved Mineral Interest”), (ii) in and to or pursuant to any lease (either as lessee or lessor) and any other agreement covering or in any way affecting the mineral estate in, on or under an portion of the Property, and (iii) in and to any compressors, rigs, tank batteries, pipe, gathering lines, flow lines, gas pipelines, water pipelines, other pipelines, subsurface wellbores, treaters, power lines or equipment, seismic equipment, processing equipment, personal property, fixtures, and other structures, equipment and machinery on the Property and in any way related to the development, drilling, production, storage, transportation, processing, reworking or other handling of or operations related to any oil, gas or other minerals.

           Grantor hereby waives and releases, on behalf of Grantor and Grantor’s successors and assigns, all rights of ingress and egress and all other rights of every kind and character whatsoever to enter upon or to use the surface of the Property or any part thereof, including, without limitation, the right to enter upon the surface of the Property for purposes of exploring for, developing and/or producing the Reserved Mineral Interest.

           This conveyance is made subject to the matters affecting title to the Property specified in Exhibit “B” attached hereto and made a part hereof (“Permitted Encumbrances”).

           TO HAVE AND TO HOLD the Property, subject to the Permitted Encumbrances, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, and Grantee’s successors and assigns forever; and Grantor does hereby bind itself, its heirs, successors and assigns to warrant and forever defend, all and singular, the Property unto Grantee, and Grantee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the Property or any part thereof, by, through or under Grantor, but not otherwise, subject to the Permitted Encumbrances.

          EXECUTED to be effective as of the ____ day of _________________, 2009.

GRANTOR:

Chesapeake Land Development Company, L.L.C.,
an Oklahoma limited liability company

By:
Name:
Title:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on the _____ day of ____________, 2009, by ____________________, the ____________________ of Chesapeake Land Development Company, L.L.C., an Oklahoma limited liability company, on behalf of said limited liability company.

Notary Public, State of
Printed Name:
My commission expires:

EXHIBIT “A” TO DEED

Property Description

[to be attached]

EXHIBIT “B” TO DEED

Permitted Encumbrances

[as established pursuant to the Contract]

EXHIBIT “C”

Category 1 Post Closing Cure Obligations

1.	Seller shall resolve all requirements listed on Schedule C of the Title Commitment.

2.	Seller shall obtain a recordable waiver of any repurchase right, right of first refusal, right of first offer or other similar preferential right to purchase any Site.

3.

For each Site or Access Easement affected by a pipeline easement held by Texas Midstream Gas Services, L.L.C., Seller shall deliver to Purchaser a Consent to Pave Across Easement in a recordable form reasonably acceptable to Purchaser.

4.

With regard to any Site through which an existing publicly dedicated street or right of way runs, Seller shall cause the governmental entity with jurisdiction over such street or right of way to abandon the portion of such street or right of way running through the Site.

5.	Seller shall demolish the portion of an existing building located on Site 115.

6.

Seller shall cooperate with Purchaser to cause the Title Company to provide legible copies (to the extent available) of all title documents affecting the Property and to cause the Title Commitment to be updated to accurately reflect all title matters and other factual information (including, without limitation, for the purpose of updating the legal descriptions on Schedule A thereof to match the final revised Surveys).

7.	Seller shall cooperate with Purchaser to cause the Surveyor to address all title documents on the Surveys and to correct any remaining errors on the Surveys.

8.

For any Access Easement that is materially obstructed by a physical improvement or structure, Seller shall either cause such to be removed to eliminate the material obstruction or alternatively, cause the Surveyor to relocate the Access Easement such that it is not materially obstructed.

9.	Seller will cause the Surveyor to relocate the Access Easement related to Site 73 so that it connects directly to a public right of way.

10.

Other than with regard to Sites 11, 17, 22, 23 and 81, Seller shall use commercially reasonable efforts to provide legal and physical access to each Site; provided, however, that Seller will have no obligation to obtain any waiver, consent, amendment or other agreement from the holder of any easement affecting a Site or Access Easement other than Texas Midstream Gas Services, L.L.C.

EXHIBIT “D”

Category 2 Post Closing Cure Obligations

1.

Seller will share with Purchaser Seller’s internal analysis of any restrictive covenants affecting the Sites and explain Seller’s view on the impact of such restrictive covenants on the ability to drill for oil, gas or other minerals from such Site.

2.

Except for those items that Seller has previously indicated in writing that it would not cure or resolve, Seller will reasonably cooperate with Purchaser to cure or resolve those items contained in Exhibit D-1 attached hereto which are not otherwise addressed in Exhibit “C” or this Exhibit “D”.

Exhibit D-1

Post Closing Objections

The following items whether existing objections covered by Purchaser’s previous objection letters or new objection items arising since the date of the last of Purchaser’s objection letters. Purchaser’s existing objections referenced below are incorporated herein by reference as if set forth at herein at length notwithstanding the abbreviations of the text of such objections set forth below.

A. Required Removal Objections:

     1. Objections contained in March 16, 2009 objection letter:

a.	General Objection No. 16
b.

Specific Objection No. 8 [Site 44] (objection to exception items 1 and 55(i) to the extent they affect the use of the Site as a drill site; deletion of exception item 55(m) requirement for release of right of first refusal)

c.	Specific Objection No. 9 [Site 50] (objection to exception item B1 to the extent the restrictive covenants restrict use to residential)
d.	Specific Objection No. 12 [Site 60] (objection to exception item B1 requesting document for review of restrictive covenants in instrument)
e.

Specific Objection No. 14 [Site 72] (objection to exception item B1 requesting legible document for review of restrictive covenants in instrument; exception item 83(k) requiring legible document for review, Surveyor to determine if instrument affects the Site and the release of reversionary rights if instrument is determined to effect Site)

     2. Objections contained in March 25, 2009 objection letter:

a.	Specific Objection No. 2 [Site 79] (objection to exception item 92(b) requirement for Seller to obtain an amendment to pipeline easement agreement or relocate easement)
b.	Specific Objection No. 3 [Site 85] (objection to Title Commitment requiring revision to insure access granted in controlled access agreement; objection to Survey requiring determination of affect of Schedule B1 items)
c.	Specific Objection No. 4 [Site 86] (objection to Survey and to Plat of Site requiring abandonment of road which bisects Site and requirement for Title Company to delete exception item 97(c))
d.	Specific Objection No. 6 [Site 91] (objection to Survey requiring revision to access easement to avoid obstruction)
e.

Specific Objection No. 8 [Site 104] (objection to Survey for violation of restrictive covenant as to location of drill site requiring evidence of compliance or consent from adjacent property owner; objection to exception item B1 requesting documents for determination if restrictive covenants affect Site)

f.

Specific Objection No. 12 [Site 115] (objection to Survey resulting from significant encroachment requiring elimination of encroachment; objection to Survey and exception items 126(e)(f) relating to pipeline easements requirement amendment of the easement agreements)

g.	Specific Objection No. 14 [Site 25] (requiring abandonment of unopened street and revision of Survey)
h.

Specific Objection No. 16 [Site 31] (objection to Title Commitment requiring Title Company include certain easement estates benefiting the property in the insured estate; objection to exception items 42(b)(d) requiring Seller provide consent from pipeline company to construct road over pipeline)

i.

Specific Objection No. 18 [Site 38] (objection to exception item B1 filed in volume 7073, page 1063 as the instrument contains restrictive covenants that would appear to affect the use of the Site for oil and gas production requiring that Seller obtain a release of these restrictive covenants; objection to exception item B1 filed in volume 14970, page 67 as the instrument contains a right of first refusal for the leased premises)

j.

Specific Objection No. 19 [Site 57] (objection to exception items 1 and 68(j) as these exception items contain restrictive covenants that would prohibit the use of the Site for drilling or mining operations; objection to exception item 68(e) requiring the release of the Site from a 1998 Thoroughfare Road Agreement); objection to exception item 68(g) relating to limitations on the use of the surface of a portion of the Site requiring that Seller obtain consent from the Tarrant Regional Water District to use the surface of the easement area for the developing of minerals)

k.

Specific Objection No. 20 [Site 58] (objection to Survey for description of access easement to which Seller has responded that the access easement will be removed and replaced with assignment of an existing access easement in favor of Seller)

l.	Specific Objection No. 23 [Site 65] (objection to exception items 76(a)(b) covering pipeline easements requiring that Seller revise the location of the access easement to avoid the need to cross these two easements to utilize the Site or that Seller obtain the consent acceptable to Purchaser)
m.	Specific Objection No. 31 [Site 94] (objection to Survey as it reflects Site to bisect an existing building requiring that encroachment be remedied and that exception item be deleted)
n.	Specific Objection No. 32 [Site 99] (objection to Survey as Site appears landlocked requiring that an access easement be provided by Seller)

     3. Objection contained in March 27, 2009 objection letter:

a.

Specific Objection No. 2 [Site 30] (objection to exception item 41(e) requiring that Well Head Easement be depicted on Survey and that the Well Head Easement agreement be amended to provide it is a personal covenant)

b.

Specific Objection No. 13 [Site 92] (objection to exceptions for Schedule B1 exception documents which contain restrictive covenants that restrict the type of structure that can be built on the property that would appear to affect the ability for the Site to be used for drilling operations)

c.	Specific Objection No. 15 [Site 109] (objection to exception item 120(i) requiring an amendment to a pipeline easement)
d.	Specific Objection No. 16 [Site 24] (requiring Surveyor to clearly depict that Site abuts right-of way)
e.

Specific Objection No. 17 [Site 61] (objection to exception for Schedule B1 exceptions which contain restrictions on use of Site for exploration of minerals; exception item 72(d) requiring Seller provide a release of the right of first offer)

4. Objections contained in March 30, 2009 objection letter:

a.	General Objection No. 1
b.	General Objection No. 3
c.	Specific Objection No. 2 [Site 20] (objection to exception item B1 as it contains restrictions that are illegible and Purchaser required legible copy for review)
d.

Specific Objection No. 3 [Site 63] (objection to Survey as it failed to address B1 exception items; objection to exception item B1 for determination if Site is affected by restrictive covenants; objection to exception item 74(h) requiring amendment to a pipeline easement agreement)

e.	Specific Objection No. 4 [Site 47] (objection to exception item B1 and to the Survey requiring the Title Company to provide certain exception documents for review and the Surveyor to determine affect)
f.	Specific Objection No. 5 [Site 52] (objection to exception item 63(e) requiring an amendment to a pipeline easement)
g.	Specific Objection No. 11 [Site 21] (objection requiring Surveyor to state in Note 4 whether the controlled access to State Hwy 360 affects the proposed access easement)
h.	Specific Objection No. 12 [Site 70] (objection to exception item 81(a) relating to pipeline easement requiring Surveyor to locate easement on Survey)
i.

Specific Objection No. 13 [Site 22] (objection to B1 items requiring Seller to cause the Title Company to delete the referenced exclusive development rights and the right of first refusal as it appears that they have expired; objection to exception item 33(r) requiring that Seller provide a release of the right to repurchase drill sites)

j.	Specific Objection No. 17 [Site 8] (objection requiring Title Company revise exception item to reflect that it only applies to portions of Site where controlled access is denied)
k.	Specific Objection No. 18 [Site 105] (objection to location of access easement requiring Seller provide unobstructed access)
l.

Specific Objection No. 22 [Site 73] (objection to Survey requiring Surveyor revise survey to provide access to a public road; objection to exception item 84(k) requiring that Seller obtain an amendment to the exception document that would allow for compressors, barrier walls, etc.)

m.	Specific Objection No. 23 [Site 118] (objection to Survey requiring Seller to provide evidence of abandonment of Hemphill Street affecting the Site)
n.

Specific Objection No. 26 [Site 3] (objection to Survey exception item B1 as the restrictive covenants would appear to prohibit the placement of the gas wellhead on any portion of the Site and Purchaser has required a release of the restrictive covenants)

o.

Specific Objection No. 27 [Site 4] (objection to exception item B1 requiring Surveyor determine affect of restrictive covenants on Site; objection to the Survey as the survey bisects a building requiring the Seller eliminate the encroachment [note—Seller indicates that building is has been demolished, but not reflected on Survey])

p.

Specific Objection No. 29 [Site 9] (objection requiring a copy of the 26 foot utility and access easement crossing the access easement portion of the Site; objection to exception item 20(c) relating to a pipeline easement where the pipeline is yet to be located requiring an amendment to the easement agreement satisfactory to Purchaser)
q.	Specific Objection No. 30 [Site 11] (objection as to access requiring that Seller provide access acceptable to Purchaser)
r.

Specific Objection No. 31 [Site 13] (objection to exception items 24(j)(k) and (l) which impose restrictions on the use of the surface requiring Seller obtain amendments to these documents addressing ingress and egress)

s.

Specific Objection No. 32 [Site 14] (objection to exception items 25(m)(n) which impose restrictions on the use of the surface and for which Purchaser has required Seller to obtain amendments to these documents addressing ingress and egress)

t.

Specific Objection No. 33 [Site 19] (objection to exception items 30(d) and (e) relating to a pipeline which impose restrictions on the surface use without consent and for which Purchaser has required that Seller obtain an amendment to these instruments)

u.

Specific Objection No. 34 [Site 23] (objection to the access easement depicted on the Survey requiring that access be provided to a public road that may be lawfully accessed; objection to exception item 34(d) requiring that Seller provide a release acceptable to Purchaser of the repurchase rights contained in the instrument)

v.

Specific Objection No. 37 [Site 32] (objection to B1 restrictive covenants restricting the use of the Site requiring that Seller obtain an amendment to the restrictive covenants; objection to exception item 43(d) relating to the surface use of a pipeline easement requiring an amendment to the pipeline easement acceptable to Purchaser)

w.	Specific Objection No. 39 [Site 34] (objection to exception item 45(d) relating to a pipeline easement requiring that Seller obtain an amendment to the easement agreement)
x.	Specific Objection No. 41 [Site 102] (objection to the Survey requiring that the Surveyor indicate on the Survey whether the restrictive covenants in exception item B1 affect the Site)
y.

Specific Objection No. 43 [Site 98] (objection to the Survey requiring that Surveyor locate a Gulf Refining Company pipeline easement on the Site or indicate it does not affect; objection to the Survey requiring, in essence, proof that there will be access to this Site)

z.	Additional Specific Objection No. 2 [Site 94] (objection requiring determination if B1 exception items which impose restrictions on structures affects Site)

     5. Objections contained in March 31, 2009 objection letter:

a.	Specific Objection No. 1 [Site 17] (objection to Survey relating to access problems and pipeline easements; objection to Survey and exception item 28(g) requiring to amendment of pipeline easement)
b.	Specific Objection No. 8 [Site 89] (exception item 100(c) requiring amendment to pipeline agreement)

     6. New Objections:

a.	Purchaser objects to any Site that does not have access to a public road. Purchaser requires that Seller provide Purchaser with access acceptable to Purchaser to a public road for all Sites.
b.

Purchaser objects to the Survey of the access easement for Site 99 as the Survey reflects the access to be obstructed with a concrete building. Purchaser requires that it be provided with unobstructed access.

c.

Purchaser objects to any restrictive covenants which the Surveys revised on April 2, 2009 reflect as affecting the Site which contains restrictions limiting the use of the Site for a drill site or containing restrictions which reasonable bring into question the ability to use the Site as a drill site.

d.	Purchaser objects to any new exceptions reflected in the updated Title Commitment revised on April __, 2009. Purchaser reserves the right to review and object to any and all such items.

B. Indemnified Objections:

     1. Objections contained in March 16, 2009 objection letter:

a.	General Objection No. 1
b.	General Objection No. 3
c.	General Objection No. 4
d.	General Objection No. 5
e.	General Objection No. 6
f.	General Objection No. 8
g.	General Objection No. 9

h.	General Objection No. 10
i.	General Objection No. 11
j.	General Objection No. 12
k.	General Objection No. 13
l.	General Objection No. 14
m.	General Objection No. 15
n.	Specific Objection No. 1 [Site 17] (objection to exception item 28(h) requiring surface waiver)
o.	Specific Objection No. 2 [Site 18] (objection to exception item 29(e) requiring evidence of conveyance to Chesapeake and of lessor’s consent to conveyance)
p.	Specific Objection No. 4 [Site 39] (corrections to Survey; required surface waiver)
q.	Specific Objection No. 5 [Site 40] (required surface waiver)
r.	Specific Objection No. 6 [Site 42] (corrections to Survey; determination of application of exception item 53(c) on Survey; requirement for surface waiver related to exception 53(g))
s.	Specific Objection No. 7 [Site 43] (objection to item 54(a) requiring determination of affect; objection to 54(h) pending review of instrument)
t.	Specific Objection No. 8 [Site 44] (objection to exception item 55(l) for potential overlap of drill site by another drill site)
u.

Specific Objection No. 9 [Site 50] (objection to exception item 61(b) regarding determination of location and affect of pipeline easement; exception items 61(q)(r) requiring surface waivers; exception item 61(x) requiring surface waivers; exception item 61(y) requiring certain documents for determination of effect and requiring surface waivers)

v.	Specific Objection No. 10 [Site 55] (objection to exception item 66(c) requiring instrument for review of affect; objection item for correction of errors in Survey)
w.	Specific Objection No. 11 [Site 56] (objection to exception item 67(f) requiring surface waiver)
x.	Specific Objection No. 12 [Site 60] (objection requiring surface waiver)
y.	Specific Objection No. 13 [Site 71] (exception items 82(c)(d) requiring deletion of exceptions)
z.	Specific Objection No. 14 [Site 72] (objection requiring correction of Survey)
aa.	Specific Objection No. 15 [Site 74] (objection requiring surface waiver)

2. Objections contained in March 25, 2009 objection letter:

a.	Specific Objection No. 2 [Site 79] (objection to Survey for corrections of legal description)
b.	Specific Objection No. 5 [Site 90] (objection to Survey for corrections in legal description)
c.	Specific Objection No. 6 [Site 91] (objection to exception item 102(c) requiring copy of lease agreement for review; objection to exception item 102(e) requiring surface waiver)
d.

Specific Objection No. 8 [Site 104] (objection to exception item 115(e) requiring correction to survey and surface waiver; objection to exception items 115(f)(g) requiring copies of instruments for review)

e.

Specific Objection No. 10 [Site 112] (objection to exception item 123(d) requiring Surveyor determine location of onsite sewage facility, amendment to exception item if affects and deletion of exception items 123(d)(o).

f.	Specific Objection No. 11 [Site 113] (objection to exception item 124(f) requiring surface waivers)
g.	Specific Objection No. 12 [Site 115] (objection to exception item 126(o) requiring copy of occupancy agreement—agreement has expired so needs to be deleted from Title Commitment)
h.

Specific Objection No. 13 [Site 10] (objection to Survey for correction of Survey; objection to exception item 21(a) requiring copy of instrument for review; objection to exception item 21(c) requiring a surface waiver; objection to vesting deed requiring surface waiver from grantor)

i.	Specific Objection No. 14 [Site 25] (objection to Survey requiring depiction of flood zone AE; objection to exception item 36(c) requiring copy of document and that Surveyor reflect affect on Site)
j.

Specific Objection No. 15 [Site 29] (objection to Survey requiring revision to correct errors; objection to exception item 40(b) requiring missing document; objection to exception item 40(d) requiring surface waiver)

k.	Specific Objection No. 17 [Site 35] (objection to exception item 46(c) requiring a surface waiver)
l.	Specific Objection No. 18 [Site 38] (objection to exception item 49(e) requiring Seller obtain a surface waiver)
m.	Specific Objection No. 19 [Site 57] (objection to the Survey for correction of legal description; objection to exception item 68(k) requiring that Seller provide a surface waiver)
n.	Specific Objection No. 20 [Site 58] (objection to Survey requiring Surveyor to locate improvements on Site)
o.	Specific Objection No. 23 [Site 65] (objection to exception items 76(i(j) requiring surface waivers)

p.	Specific Objection No. 24 [Site 66] (objection to exception item 77(f) requiring copy of missing document and location of easement by Surveyor)
q.

Specific Objection No. 25 [Site 69] (objection to exception item 80(r) as no longer applicable requiring deletion from the Title Commitment and requirement for copies of Shopping Center leases for review)

r.

Specific Objection No. 27 [Site 76] (objection to exception item 87(h) requiring deletion of exception item as street and building lines and set back lines vacated by ordinance, but Title Company says only street vacated)

s.

Specific Objection No. 29 [Site 82] (objection to exception item 93(h) requesting copy of easement for review and depiction on Survey; objection to exception item 93(i) requiring that Surveyor locate the wastewater system on the Site and for the Site to be released from the document if not located on Site)

t.	Specific Objection No. 32 [Site 99] (objection for exception item 110(g) covering an oil and gas lease which Seller says it expired)
u.

Specific Objection No. 35 [Site 119] (objection for exception item 130(c) requiring that Surveyor determine affect on Site and for Seller to confirm that assessment has been paid in full such that the Title Company would remove the exception item; objection for exception item 130(d) requiring that Seller provide evidence that assessment has been paid and for Title Company to remove the exception to title.

v.	Specific Objection No. 36 [Site 120] (objection for copy of vesting deed for Purchaser’s review)
w.	Specific Objection No. 37 [Site 6] (objection to exception item 17(c) requiring Seller obtain a surface waiver)

     3. Objection contained in March 27, 2009 objection letter:

a.	Specific Objection No. 1 [Site 15] (objection to exception item 26(b) for missing document to review; exception 26(o) for copy of document to review; 26(q) and vesting deed requiring surface waiver)
b.	Specific Objection No. 2 [Site 30] (objection to exception item 41(d) requiring document for review; exception item 41(f) requiring surface waiver)
c.	Specific Objection No. 3 [Site 41] (objection to exception item 52(d) requiring release of agreement such that Title Company will delete from Title Commitment; requiring a surface waiver)
d.	Specific Objection No. 4 [Site 46] (objection to Survey for failure to depict gas well and other improvements; exception 57(c) requiring copy of legal document be provided for review)

e.	Specific Objections No. 6 [Site 68] (objection to exception item 79(d) requiring surface waiver)
f.	Specific Objection No. 8 [Site 89] (objection requiring corrections to legal description on Survey)
g.

Specific Objection No. 11 [Site 96] (objection requiring copy of vesting deed for approval; exception items 107(e) and 107(f) which indicate that Title Company is not insuring that Purchaser has access to the Site; objection to Survey and exception item 107(g) requiring copy of oil and gas lease and Surveyor to determine if affects the Site; exception item 107(b) requiring the Title Company to correct the date of an instrument)

h.

Specific Objection No. 13 [Site 92] (objection to exception B1 item D204035011 which imposes a maintenance obligation on the Site; exception item 103(f) requiring that the exception document be amended to release the Site from the obligations imposed by the document; objection requiring a surface waiver)

i.	Specific Objection No. 14 [Site 108] (objection to Survey to identify lines and exception item 119(e) which indicates may be railroad tracts)
j.	Specific Objection No. 15 [Site 109] (objection to legal description on Survey)
k.

Specific Objection No. 16 [Site 24] (objection to exception item 35(a) requiring Surveyor to itemize or depict on the Survey the easements and building lines; exception item 35(n) requiring copy of the agreements covered by that exception item for review; exception item 35(o) requiring copy of agreement for review; exception item 35(r) requiring a surface waiver)

l.	Specific Objection No. 17 [Site 61] (objection to Survey requiring errors be corrected; exception item 72(b)and 72(c) requiring surface waivers)

4. Objections contained in March 30, 2009 objection letter:

a.	Specific Objection No. 1 [Site 5] (objection to exception item 16(c) requiring Seller to provide a surface waiver)
b.	Specific Objection No. 2 [Site 20] (objection to Survey requiring corrections in legal description; objection to Survey requiring Surveyor to determine effect of B1 items on Site)
c.	Specific Objection No. 3 [Site 63] (objection to Survey requiring Surveyor correct errors in legal description)
d.

Specific Objection No. 5 [Site 52] (objection to exception item 63(f) requiring copy of agreement for review; objection to exception item 63(g) requiring legible copy of agreement be provided for review and that the Surveyor determine the effect on the Site; objection to exception item 63(h) requiring that Seller provide a surface waiver)
e.

Specific Objection No. 6 [Site 67] (objection to exception item 78(a) requiring Surveyor to depict affect of variable width easement for right of way; objection to exception items 78(h) and 78(i) requiring Seller to provide surface waivers)

f.

Specific Objection No. 7 [Site 83] (objection to exception item 78(h) and to the Survey for correction of incorrect recording reference; objection to exception 94(b) requiring Seller provide copy of Surface Use Agreement for review; objection to Survey and item 94(e) requiring Surveyor depict easement on Site; objection to exception item 94(f) requiring termination of lease agreement; objection to exception item 94(h) requiring Surveyor to depict easement on Site; objection to exception item 94(i) requiring Seller obtain a termination of the lease agreement; objection to exception item 94(k) requiring that Seller provide a release of broad band services agreement; objection to exception item 94(w) requiring termination of lease agreement; objection requiring Seller provide a surface waiver)

g.	Specific Objection No. 9 [Site 110] (objection to Survey for correction of legal description; objection requiring Seller to obtain a surface waiver)
h.	Specific Objection No. 10 [Site 114] (objection to Survey for correction of discrepancy in legal; objection to exception item 125(f) requiring Seller provide surface waivers)
i.

Specific Objection No. 12 [Site 70] (objection to exception item 81(i) requiring a surface waiver; objection to exception item 81(m) requiring evidence that lease is still in effect or that Seller cause the Title Company to delete the exception item)

j.	Specific Objection No. 13 [Site 22] (objection to Survey requiring Surveyor correct legal description)
k.	Specific Objection No. 15 [Site 121] (objection requiring Seller cause the Title Company to delete this exception item or provide express insurance)
l.	Specific Objection No. 16 [Site 49] (objection requiring corrections to Title Commitment)
m.

Specific Objection No. 20 [Site 26] (objecting to exception item 37(f)(g) requiring the Title Company to delete on of these exception items as they are identical; objection requiring Seller provide surface wavier)

n.

Specific Objection No. 21 [Site 36] (objection to Survey requiring Surveyor make correction in legal description; objection to exception item 47(h) and 47(g) requiring that Surveyor and Title Company make certain corrections)

o.	Specific Objection No. 22 [Site 73] (objections requiring delivery of vesting deed and requiring Seller provide a surface waiver)

p.	Specific Objection No. 23 [Site 118] (objection to exception item 129(b) requiring Seller provide a surface waiver; objection to exception item 129(c) requiring Seller to provide a surface waiver)
q.	Specific Objection No. 24 [Site 53] (objection to Survey requiring addition of certain recording information; objection requiring that Seller deliver a surface waiver)
r.

Specific Objection No. 25 [Site 51] (objection to Survey and Title Commitment for inconsistent references to exception items 62(a)-(e) requiring that Title Company correct; objection to exception item 62(e) requiring Seller provide evidence that the lease is still in effect or that Seller cause the Title Company delete the exception item; objection requiring Seller to provide a surface waiver)

s.	Specific Objection No. 26 [Site 3] (objection to Survey requiring correction of discrepancy in legal description)
t.	Specific Objection No. 27 [Site 4] (objection for missing easement document; objection to Survey for correction of legal description)
u.

Specific Objection No. 28 [Site 7] (objection to exception item 18(b) requiring that Surveyor determine the effect of the easement on the Site; objection to the Title Commitment and the Survey as the Title Company has not provided the exception documents reflected on the Survey as item (j) and (k) requiring that the Title Company provide copies of the documents for review; objection to the Title Commitment and the Survey as the exception items do not match and there are missing documents requiring that the Survey and the Title Commitment match and that the Purchaser be provided with missing documents for review)

v.

Specific Objection No. 29 [Site 9] (objection to exception item 20(a) as the easements referred to therein does not appear to affect the Site; objection to item 20(d) requiring Seller to provide a surface waiver)

w.

Specific Objection No. 30 [Site 11] (objection requiring a surface waiver; objection to exception item 22(q) relating to an oil & gas lease which appears to be expired requiring Seller produce evidence still in effect or cause Title Company to delete exception item)

x.

Specific Objection No. 31 [Site 13] (objections to exception items 24(a)(b) and (c) requiring that Purchaser be provided the documents for review; objection to exception item 24(h) requiring that Seller provide a surface waiver; objection to exception item 24(i) relating to an oil & gas lease which appears to have expired requiring Seller produce evidence still in effect or causing the Title Company to delete the exception item; objection to the Survey for corrections to the survey related to the affect of Schedule B items)

y.	Specific Objection No. 32 [Site 14] (objection to exception item 25(i) requiring Seller obtain a surface waiver; objection to exception item 25(j)(k) and (l) requiring that Purchaser be provided with the referenced exception documents for review)
z.	Specific Objection No. 33 [Site 19] (objection to exception item 30(a) which Purchaser required be removed from the Title Commitment as it is a personal obligation and does not run with the land)
aa.

Specific Objection No. 34 [Site 23] (objection to exception item 34(a) requiring that a copy of the ordinance referred to in this exception item be provided for review; objection requiring that Purchaser be provided with a copy of the vesting deed for review)

bb.	Specific Objection No. 35 [Site 24] (objection to exception item 38(c) requiring that Purchaser be provided with a legible copy of the instrument for review)
cc.

Specific Objection No. 36 [Site 28] (objection to exception item 39(b) requiring that Purchaser be provided with a legible copy of the instrument for review; objection requiring that Seller provide a surface waiver)

dd.	Specific Objection No. 37 [Site 32] (objection requiring that Seller provide a surface waiver)
ee.	Specific Objection No. 38 [Site 33] (objection to exception item 44(b) requiring Seller provide a surface waiver; objection to the Survey requiring the correction of an error)
ff.

Specific Objection No. 39 [Site 59] (objection to exception item 70(g) requiring that Seller provide a surface waiver; objection to exception item 70(h) requiring that the exception item be deleted; objection requesting a copy of the vesting deed for review; objection to the Survey requiring that the Surveyor correct the errors)

gg.

Specific Objection No. 43 [Site 98] (objection to Note 10(x) on the Survey as it varies from the Title Commitment requiring that the Title Company and the Surveyor reconcile this exception and that the Surveyor depict the effect of this instrument on the Site; objection to exception items 109(y)(z) and (aa) requiring the Surveyor to address the effect, if any, of these exception items on the Survey)

hh.

Specific Objection No. 44 [Site 117] (objection to exception item B1 requiring deletion from the Title Commitment; objection to exception item 128(hh) requiring that Seller provide evidence to the Title Company such that it will delete the exception item)

ii.

Specific Objection No. 46 [Site 97] (objection requiring that the Title Company and the Surveyor determine if instrument reflected on Survey affects property—Note the Title Commitment does not show as exception item)

jj.	Additional Specific Objection No. 2 [Site 94] (objection to exception item B1 filed in Cabinet A, Slide 3747 of the Plat

Records requiring Seller cause title company to produce legible copy for review)
kk.	Additional Specific Objection No. 3 [Site 66] (objection requiring Seller to produce a surface waiver)
ll.

Additional Specific Objection No. 4 [Sites 75,99,109,112,6,31,37, and 44] (objecting to exception items 86(c), 110(g), 120(d), 123(g)(h), 17(b), 26(n)(p), 42(m), 48(e), and 55(k) relating to leases which appear to be expired requiring that Seller provide evidence that the lease is still in effect or that Seller cause the Title Company to delete the exception item)

5. Objections contained in March 31, 2009 objection letter:

a.	Specific Objection No. 2 [Site 40] (objection to Survey requiring Surveyor to include legal for access easement)
b.	Specific Objection No. 3 [Site 43] (objection to Survey as building obstructs access easement)
c.	Specific Objection No. 4 [Site 50] (objection to Survey requiring Surveyor reflect effect of depicted pipes on access easement and requiring unobstructed access)

6. New Objections:

a. Purchaser objects to all rights of 3rd party mineral leasehold owners to access the property set forth in the AMI’s or JOA’s affecting any of the Sites, or 3rd party mineral owners to access the property.

b. Purchaser objects to all tenants in possession.

c. Purchaser objects to exception item 119(e) as the Survey reflect railroad tracts encroaching onto the property. Purchaser objects to any new exception items reflected in the updated Title Commitment revised on April __, 2009. Purchaser reserves the right to review and object to any and all such items